Registration Nos. 2-11522

811-173

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 95	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 54	☒

DODGE & COX FUNDS

(Exact Name of Registrant as Specified in Charter)

555 California Street, 40th Floor,

San Francisco, CA 94104

(Address of Principal Executive Office)

Registrant’s Telephone Number including Area Code: (415) 981-1710

Roberta R. W. Kameda, Esq., 555 California Street, 40th Floor, San Francisco, CA 94104

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2018 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date of a previously filed post-effective amendment.

DODGE & COX FUNDS®

May 1, 2018

Prospectus

Stock Fund (DODGX)

ESTABLISHED 1965

Global Stock Fund (DODWX)

ESTABLISHED 2008

International Stock Fund (DODFX)

ESTABLISHED 2001

(Closed to New Investors)

Balanced Fund (DODBX)

ESTABLISHED 1931

Income Fund (DODIX)

ESTABLISHED 1989

Global Bond Fund (DODLX)

ESTABLISHED 2014

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

05/18 PR        Printed on recycled paper

Fund Summaries
1	Dodge & Cox Stock Fund
4	Dodge & Cox Global Stock Fund
7	Dodge & Cox International Stock Fund
10	Dodge & Cox Balanced Fund
14	Dodge & Cox Income Fund
17	Dodge & Cox Global Bond Fund
21	Other Important Information About Fund Shares
22	Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings
26	Investment Restrictions
26	Disclosure of Portfolio Holdings
27	Additional Information on Investments
30	Investment Risks
36	How to Purchase Shares
39	How to Redeem or Exchange Shares
41	Transactions Through Financial Intermediaries
42	Excessive Trading Limitations
43	Other Transaction Information
43	Escheatment of Abandoned Property
44	Pricing of Fund Shares
44	Income Dividends and Capital Gain Distributions
45	Federal Income Taxes
46	Fund Organization and Management
47	Investment Committees
52	Investment Information and Shareholder Services
53	Financial Highlights

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of your investment.

DODGE & COX STOCK FUND

INVESTMENT OBJECTIVES

The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.02%

Total Annual Fund Operating Expenses	0.52%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

PORTFOLIO TURNOVER

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index.

The Fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.
∎

Derivatives risk. Investing with derivatives, such as equity index futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress.

DODGE & COX FUNDS ∎ PAGE 1

Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

∎	Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. Dodge & Cox may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 23.10% (quarter ended June 30, 2009)

Lowest: –23.33% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2017

Dodge & Cox Stock Fund	1 Year	5 Years	10 Years
Return before taxes	18.32%	16.30%	7.71%
Return after taxes on distributions	16.42	14.97	6.92
Return after taxes on distributions and sale of Fund shares	11.81	12.95	6.13
S&P 500 Index (reflects no deduction for expenses or taxes)	21.83	15.79	8.50

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

PAGE 2 ∎ DODGE & COX FUNDS

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Stock Fund. The Fund is managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), which consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of Global Equity Investment Committee (“GEIC”), International Equity Investment Committee (“IEIC”), and U.S. Fixed Income Investment Committee (“USFIIC”)	26/34
C. Bryan Cameron	Senior Vice President, Director of Research, and member of IEIC	26/35
Diana S. Strandberg	Senior Vice President, Director, Director of International Equity, and member of GEIC and IEIC	13/30
David C. Hoeft	Senior Vice President, Director, Associate Director of Research, and member of GEIC	16/25
Wendell W. Birkhofer	Senior Vice President, Client Portfolio Manager, and Client Portfolio Counselor	16/31
Steven C. Voorhis	Vice President, Research Analyst, and member of GEIC	12/22
Philippe Barret, Jr.	Vice President and Research Analyst	5/14
Kathleen G. McCarthy	Vice President and Research Analyst	2/11
Karol Marcin	Vice President, Research Analyst, and member of GEIC	*/18

*	Mr. Marcin was appointed to the USEIC effective January 2018.

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

DODGE & COX FUNDS ∎ PAGE 3

DODGE & COX GLOBAL STOCK FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.03%

Total Annual Fund Operating Expenses	0.63%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

PORTFOLIO TURNOVER

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities issued by companies from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies and at least 80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure.

The Fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

PAGE 4 ∎ DODGE & COX FUNDS

∎	Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. stock markets may decline due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. Dodge & Cox may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.
∎	Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets.
∎	Derivatives risk. Investing with derivatives, such as currency forward contracts, currency swaps, and equity index futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one year, five years, and since inception compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 33.48% (quarter ended June 30, 2009)

Lowest: –20.56% (quarter ended September 30, 2011)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2017

Dodge & Cox Global Stock Fund	1 Year	5 Years	Since Inception (5/1/2008)
Return before taxes	21.51%	13.26%	6.40%
Return after taxes on distributions	20.37	12.33	5.87
Return after taxes on distributions and sale of Fund shares	13.25	10.55	5.15
MSCI World Index (Net)* (reflects no deduction for expenses or taxes)	22.40	11.64	5.69

*	MSCI Index (Net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

DODGE & COX FUNDS ∎ PAGE 5

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Global Stock Fund. The Fund is managed by Dodge & Cox’s Global Equity Investment Committee (“GEIC”), which consists of the following seven members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of U.S. Equity Investment Committee (“USEIC”), International Equity Investment Committee (“IEIC”), and U.S. Fixed Income Investment Committee (“USFIIC”)	10/34
Diana S. Strandberg	Senior Vice President, Director, Director of International Equity, and member of USEIC and IEIC	10/30
David C. Hoeft	Senior Vice President, Director, Associate Director of Research, and member of USEIC	2/25
Roger G. Kuo	Senior Vice President, Director, Research Analyst, and member of IEIC	8/20
Steven C. Voorhis	Vice President, Research Analyst, and member of USEIC	10/22
Karol Marcin	Vice President, Research Analyst, and member of USEIC	10/18
Lily S. Beischer	Vice President and Research Analyst	10/17

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

PAGE 6 ∎ DODGE & COX FUNDS

DODGE & COX INTERNATIONAL STOCK FUND

(Closed to new investors. See “Information Regarding Purchases of the Dodge & Cox International Stock Fund” on page 38 for more information.)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.03%

Total Annual Fund Operating Expenses	0.63%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

PORTFOLIO TURNOVER

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of non-U.S. companies, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure.

The Fund typically invests in medium-to-large well-established companies based on standards of the applicable market. In selecting investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund also focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

DODGE & COX FUNDS ∎ PAGE 7

∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. Dodge & Cox may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.
∎	Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. stock markets may decline due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets.
∎	Derivatives risk. Investing with derivatives, such as currency forward contracts, currency swaps, and equity index futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 33.37% (quarter ended June 30, 2009)

Lowest: –26.06% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2017

Dodge & Cox International Stock Fund	1 Year	5 Years	10 Years
Return before taxes	23.94%	8.50%	3.17%
Return after taxes on distributions	23.58	8.04	2.79
Return after taxes on distributions and sale of Fund shares	14.21	6.77	2.59
MSCI EAFE (Europe, Australasia, Far East) Index (Net)* (reflects no deduction for expenses or taxes)	25.03	7.90	1.94

*	MSCI Index (Net) returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

PAGE 8 ∎ DODGE & COX FUNDS

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the International Stock Fund. The Fund is managed by Dodge & Cox’s International Equity Investment Committee (“IEIC”), which consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of U.S. Equity Investment Committee (“USEIC”), Global Equity Investment Committee (“GEIC”), and U.S. Fixed Income Investment Committee (“USFIIC”)	11/34
Diana S. Strandberg	Senior Vice President, Director, Director of International Equity, and member of USEIC and GEIC	17/30
C. Bryan Cameron	Senior Vice President, Director of Research, and member of USEIC	17/35
Roger G. Kuo	Senior Vice President, Director, Research Analyst, and member of GEIC	12/20
Mario C. DiPrisco	Vice President and Research Analyst	14/20
Keiko Horkan	Vice President and Research Analyst	11/18
Richard T. Callister	Vice President and Research Analyst	6/16
Englebert T. Bangayan	Vice President and Research Analyst	3/16
Raymond J. Mertens	Vice President and Research Analyst	*/15

*	Mr. Mertens was appointed to the IEIC effective January 2018.

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

DODGE & COX FUNDS ∎ PAGE 9

DODGE & COX BALANCED FUND

INVESTMENT OBJECTIVES

The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.03%

Total Annual Fund Operating Expenses	0.53%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665

PORTFOLIO TURNOVER

The Fund incurs transaction costs, such as commissions, when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of equity securities and debt securities. Under normal circumstances no less than 25% and no more than 75% of the Fund’s total assets will be invested in equity securities. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated equity or debt securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index. Asset allocation between equity and debt securities is based on the Fund’s assessment of the potential risks and returns for each asset class over a three- to five-year horizon. Factors used to estimate the range of potential returns include: future earnings growth, the outlook for the economy, inflation and interest rate trends, and current valuations relative to historical ranges.

Equity securities in which the Fund may invest include common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund’s equity investments are typically in medium-to-large well-established companies based on standards of the applicable market. In selecting equity investments, the Fund typically invests in companies that, in Dodge & Cox’s opinion, appear to be temporarily undervalued by the stock market but have a favorable outlook for long-term growth. The Fund focuses on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company’s management are weighed against valuation in selecting individual securities. The Fund also considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders.

Debt securities in which the Fund may invest include government and government-related obligations, mortgage- and asset-backed securities, corporate and municipal bonds, and may include other fixed and floating rate instruments. The proportion of Fund assets invested in various classes of debt securities is determined based on Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting debt securities, Dodge & Cox considers many factors, including yield, credit ratings, liquidity, call risk, duration, structure, and capital appreciation potential. A maximum of 20% of the debt portion of the Fund may be invested in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds; provided no more than 5% of the debt portion of the Fund may be invested in securities rated below B3 or B- by Moody’s, S&P, or Fitch. “Investment-grade” means (i) securities rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), or BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or equivalently rated by any nationally recognized statistical rating organization (“NRSRO”), including U.S. dollar-denominated foreign issues and issues of supranational agencies, or (ii) unrated securities if deemed to be of investment-grade quality by Dodge & Cox.

PAGE 10 ∎ DODGE & COX FUNDS

The Fund invests in hybrid securities, which may be classified as equity or debt depending on the specific structure and features of each security.

The Fund may purchase put options referencing stock indices, such as the S&P 500 Index, to hedge against a general downturn in the equity markets. The Fund may also invest in interest rate derivatives such as U.S. Treasury futures and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎	Asset allocation risk. The assumptions and theses on which Dodge & Cox bases its allocation of assets may be wrong. The Fund’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
∎	Equity risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers.
∎	Market risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions.
∎	Interest rate risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of debt securities with shorter maturities.
∎	Credit risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.
∎	Below investment-grade securities risk. Debt securities rated below investment-grade, also known as high-yield or “junk” bonds generally have greater credit risk, more price volatility, and less liquidity than investment-grade securities.
∎	Call risk. If interest rates fall, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds in securities with lower interest rates or more credit risk.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified under circumstances that cause increased supply in the market due to unusually high selling activity.
∎	Derivatives risk. Investing with derivatives, such as interest rate swaps and futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.
∎	Mortgage- and asset-backed securities risk. Mortgage- and certain asset-backed securities permit early repayment of principal based on prepayment of the underlying assets; changes in the rate of repayment affect the price and volatility of an investment. If prepayments occur more quickly than expected, the Fund receives lower interest payments than it expects. If prepayments occur more slowly than expected, it delays the return of principal to the Fund. Securities issued by certain U.S. government sponsored entities (“GSEs”) are not issued or guaranteed by the U.S. Treasury; there is no assurance the U.S. government will provide support in the event a GSE issuer cannot meet its obligations.
∎	Non-U.S. investment risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. Dodge & Cox may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.
∎	Sovereign and government-related debt risk. An issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

DODGE & COX FUNDS ∎ PAGE 11

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare with different broad measures of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 18.94% (quarter ended June 30, 2009)

Lowest: –16.37% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2017

Dodge & Cox Balanced Fund	1 Year	5 Years	10 Years
Return before taxes	12.59%	12.24%	7.09%
Return after taxes on distributions	10.19	10.69	6.02
Return after taxes on distributions and sale of Fund shares	8.63	9.43	5.44
S&P 500 Index (reflects no deduction for expenses or taxes)	21.83	15.79	8.50
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	3.54	2.10	4.01
Combined Index* (60% S&P 500 & 40% Bloomberg Barclays U.S. Aggregate Bond Index) (reflects no deduction for expenses or taxes)	14.21	10.27	6.99

*	The Combined Index is a composite blend of 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index and represents a broad measure of the U.S. stock and bond markets, including market sectors in which the Fund may invest.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Balanced Fund. The equity portion of the Balanced Fund is managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), which is also responsible (in consultation with Dodge & Cox’s U.S. Fixed Income Investment Committee (“USFIIC”) for determining the asset allocation of the Balanced Fund. The debt portion of the Balanced Fund is managed by the USFIIC. USEIC consists of the following nine members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of Global Equity Investment Committee (“GEIC”), International Equity Investment Committee (“IEIC”), and USFIIC	26/34
C. Bryan Cameron	Senior Vice President, Director of Research, and member of IEIC	26/35
Diana S. Strandberg	Senior Vice President, Director, Director of International Equity, and member of GEIC and IEIC	13/30
David C. Hoeft	Senior Vice President, Director, Associate Director of Research, and member of GEIC	16/25
Wendell W. Birkhofer	Senior Vice President, Client Portfolio Manager, and Client Portfolio Counselor	16/31
Steven C. Voorhis	Vice President, Research Analyst, and member of GEIC	12/22
Philippe Barret, Jr.	Vice President and Research Analyst	5/14
Kathleen G. McCarthy	Vice President and Research Analyst	2/11
Karol Marcin	Vice President, Research Analyst, and member of GEIC	*/18

*	Mr. Marcin was appointed to the USEIC effective January 2018.

PAGE 12 ∎ DODGE & COX FUNDS

USFIIC consists of the following ten members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director, Director of Fixed Income, and member of Global Fixed Income Investment Committee (“GFIIC”)	32/35
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of USEIC, GEIC, and IEIC	25/34
Thomas S. Dugan	Senior Vice President, Director, Associate Director of Fixed Income, and member of GFIIC	24/24
Larissa K. Roesch	Vice President, Client Portfolio Manager, and Client Portfolio Counselor	20/21
James H. Dignan	Vice President, Client Portfolio Manager, Research Analyst, and member of GFIIC	16/19
Anthony J. Brekke	Vice President, Client Portfolio Manager, and Research Analyst	10/15
Adam S. Rubinson	Vice President, Client Portfolio Manager, Research Analyst, and member of GFIIC	8/16
Lucinda I. Johns	Vice President, Research Analyst, and member of GFIIC	6/16
Nils M. Reuter	Vice President, Research Analyst, and Trader	*/15
Michael Kiedel	Vice President, Research Analyst, and Trader	*/10

*	Mr. Reuter and Mr. Kiedel were appointed to the USFIIC effective January 2018.

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

DODGE & COX FUNDS ∎ PAGE 13

DODGE & COX INCOME FUND

INVESTMENT OBJECTIVES

The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.03%

Total Annual Fund Operating Expenses	0.43%

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

PORTFOLIO TURNOVER

The Fund incurs transaction costs when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.

These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of bonds and other debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in (1) investment-grade debt securities and (2) cash equivalents. “Investment grade” means (i) securities rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), or BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or equivalently rated by any nationally recognized statistical rating organization (“NRSRO”), or, (ii) if unrated, deemed to be of similar quality by Dodge & Cox. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers, including emerging market issuers.

Debt securities in which the Fund invests include obligations issued or guaranteed by the U.S. government, its agencies or government sponsored entities (“GSEs”), mortgage- and asset-backed securities, corporate and municipal bonds, and may include other fixed and floating rate instruments. The Fund may invest up to 20% of its total assets in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds; provided no more than 5% of the Fund’s total assets may be invested in securities rated below B3 or B- by Moody’s, S&P, or Fitch. The Fund may also invest in interest rate derivatives, such as U.S. Treasury futures contracts and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities.

The proportions of Fund assets invested in various classes of debt securities will be revised in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In selecting securities, Dodge & Cox considers many factors, including yield, credit ratings, liquidity, covenants, call risk, duration, structure, and capital appreciation potential.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate. The Fund’s performance could be hurt by:

∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue a company or security. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎	Interest rate risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of debt securities with shorter maturities.
∎	Credit risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and

PAGE 14 ∎ DODGE & COX FUNDS

principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.
∎	Below investment-grade securities risk. Debt securities rated below investment-grade, also known as high-yield or “junk” bonds, generally have greater credit risk, more price volatility, and less liquidity than investment-grade securities.
∎	Call risk. If interest rates fall, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds in securities with lower interest rates or more credit risk.
∎	Derivatives risk. Investing with derivatives, such as interest rate swaps and futures, involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified under circumstances that cause increased supply in the market due to unusually high selling activity.
∎	Mortgage- and asset-backed securities risk. Mortgage- and certain asset-backed securities permit early repayment of principal based on prepayment of the underlying assets; changes in the rate of repayment affect the price and volatility of an investment. If prepayments occur more quickly than expected, the Fund receives lower interest payments than it expects. If prepayments occur more slowly than expected, it delays the return of principal to the Fund. Securities issued by certain GSEs are not issued or guaranteed by the U.S. Treasury; there is no assurance the U.S. government will provide support in the event a GSE issuer cannot meet its obligations.
∎	Non-U.S. investment risk. Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. securities may decline in value due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

∎	Emerging markets risk. Emerging market securities present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets.
∎	Sovereign and government-related debt risk. An issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns for one, five, and ten years compare to those of a broad measure of market performance.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 7.48% (quarter ended June 30, 2009)

Lowest: –3.77% (quarter ended September 30, 2008)

DODGE & COX FUNDS ∎ PAGE 15

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2017

Dodge & Cox Income Fund	1 Year	5 Years	10 Years
Return before taxes	4.36%	3.07%	5.01%
Return after taxes on distributions	3.06	1.71	3.47
Return after taxes on distributions and sale of Fund shares	2.51	1.74	3.27
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses or taxes)	3.54	2.10	4.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Income Fund. The Fund is managed by Dodge & Cox’s U.S. Fixed Income Investment Committee (“USFIIC”), which consists of the following ten members:

Committee Member	Primary Title with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director, Director of Fixed Income, and member of Global Fixed Income Investment Committee (“GFIIC”)	32/35
Charles F. Pohl	Chairman, Director, Chief Investment Officer, and member of U.S. Equity Investment Committee, Global Equity Investment Committee, and International Equity Investment Committee	25/34
Thomas S. Dugan	Senior Vice President, Director, Associate Director of Fixed Income, and member of GFIIC	24/24
Larissa K. Roesch	Vice President, Client Portfolio Manager, and Client Portfolio Counselor	20/21
James H. Dignan	Vice President, Client Portfolio Manager, Research Analyst, and member of GFIIC	16/19
Anthony J. Brekke	Vice President, Client Portfolio Manager, and Research Analyst	10/15
Adam S. Rubinson	Vice President, Client Portfolio Manager, Research Analyst, and member of GFIIC	8/16
Lucinda I. Johns	Vice President, Research Analyst, and member of GFIIC	6/16
Nils M. Reuter	Vice President, Research Analyst, and Trader	*/15
Michael Kiedel	Vice President, Research Analyst, and Trader	*/10

*	Mr. Reuter and Mr. Kiedel were appointed to the USFIIC effective January 2018.

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

PAGE 16 ∎ DODGE & COX FUNDS

DODGE & COX GLOBAL BOND FUND

INVESTMENT OBJECTIVES

The Fund seeks a high rate of total return consistent with long-term preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales charge (load) imposed on purchases	None
Deferred sales charge (load)	None
Sales charge (load) imposed on reinvested distributions	None
Redemption fee	None
Exchange fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses (transfer agent, custody, accounting, legal, etc.)	0.56%

Total Annual Fund Operating Expenses	1.06%
Expense Reimbursement	0.61%*

Net Expenses	0.45%*

*	Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain Total Annual Fund Operating expenses at 0.45% through April 30, 2019. The term of the agreement renews annually unless terminated with 30 days’ written notice by either party prior to the end of the term.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

∎	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods;
∎	Your investment has a 5% return each year; and
∎	The Fund’s operating expenses remain the same but Dodge & Cox or the Fund terminates the expense reimbursement agreement as of April 30, 2019.

Transaction fees or commissions that may be charged by financial intermediaries on purchases and sales of shares of the Fund are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$276	$525	$1,239

PORTFOLIO TURNOVER

The Fund incurs transaction costs when Dodge & Cox buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of bonds and other debt instruments of issuers from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages to particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund invests at least 40% of its total assets in securities of non-U.S. issuers and at least 80% of its total assets in debt instruments, which may, in each case, be represented by derivatives such as forward contracts, futures contracts, or swap agreements. Debt instruments in which the Fund may invest include, but are not limited to, government and government-related obligations, mortgage- and asset-backed securities, corporate and municipal bonds, and other fixed and floating rate instruments. The Fund invests in both U.S. dollar-denominated and non-U.S. dollar-denominated debt instruments.

The Fund invests primarily in investment-grade debt instruments (instruments rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), BBB- or higher by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), or equivalently rated by any nationally recognized statistical rating organization (“NRSRO”), or, if unrated, deemed to be of investment-grade quality by Dodge & Cox). Up to 20% of the Fund’s total assets may be invested in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds.

The Fund may buy or sell non-U.S. currencies and may enter into various currency or interest rate-related transactions involving derivative instruments, including forward contracts, futures contracts, and swap agreements. The Fund may use derivatives to seek to minimize the impact of losses to one or more of its investments (as a “hedging technique”) or to implement its investment strategy. For example, the Fund may invest in derivative instruments that create exposure to a specific security or market sector as a substitute for a direct investment in the security or sector itself or to benefit from changes in the relative values of selected currencies. The Fund may use interest rate derivatives for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities.

In selecting securities, Dodge & Cox considers many factors, including, without limitation, yield, structure, covenants, credit quality, liquidity, call risk, duration, and capital appreciation potential. For all securities that are denominated in a foreign currency, Dodge & Cox analyzes whether to accept or hedge the

DODGE & COX FUNDS ∎ PAGE 17

associated interest rate and currency risks. Dodge & Cox considers, among other things, a country’s economic outlook and political stability, the protections provided to foreign investors, relative interest rates, exchange rates, a country’s monetary and fiscal policies, its debt stock, and its ability to meet its funding needs.

The Fund may purchase or sell holdings for a variety of reasons such as to alter sector, geographic, or currency exposure or to shift the overall portfolio’s risk profile. The proportions of the Fund’s assets held in various debt instruments will be revised in light of Dodge & Cox’s appraisal of the global economy, the relative yields of securities in the various market sectors and countries, the potential for a currency’s appreciation, the investment prospects for issuers, the countries’ domestic and political conditions, and other factors.

PRINCIPAL RISKS OF INVESTING

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

∎	Manager risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Dodge & Cox may not make timely purchases or sales of securities for the Fund.
∎	Interest rate risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of debt securities with shorter maturities.
∎	Credit risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.
∎	Below investment-grade securities risk. Debt securities rated below investment grade, also known as high-yield or “junk” bonds generally have greater credit risk, more price volatility, and less liquidity than investment-grade securities.
∎	Call risk. If interest rates fall, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds in securities with lower interest rates or more credit risk.
∎	Liquidity risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities and may be magnified under circumstances that cause increased supply in the market due to unusually high selling activity.
∎	Mortgage- and asset-backed securities risk. Mortgage- and certain asset-backed securities permit early repayment of principal based on prepayment of the underlying assets; changes in the rate of repayment affect the price and volatility of an investment. If prepayments occur more quickly than expected, the Fund receives lower interest payments than it expects. If prepayments occur more slowly than expected, it delays the return of principal to the Fund. Securities issued by certain U.S. government-sponsored entities (“GSEs”) are not issued or guaranteed by the U.S. Treasury; there is no assurance the U.S. government will provide support in the event a GSE issuer cannot meet its obligations.

∎	Non-U.S. investment risk. Securities of non-U.S. issuers may be less liquid, more volatile and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability, or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. securities may decline in value due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement. These risks may be higher when investing in emerging market issuers. Certain of these elevated risks may also apply to securities of U.S. issuers with significant non-U.S. operations.
∎	Emerging markets risk. Emerging market securities may present issuer, market, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities of issuers in more developed markets.
∎	Non-U.S. currency risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of investments denominated in or otherwise exposed to those currencies. Dodge & Cox may not hedge or may not be successful in hedging the Fund’s currency exposure. Dodge & Cox may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.
∎	Derivatives risk. Investing with derivatives, such as currency forward contracts, interest rate swaps, and futures contracts involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.
∎

Sovereign and government-related debt risk. An issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of a default by a governmental

PAGE 18 ∎ DODGE & COX FUNDS

entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad measure of market performance. The Fund has benefited since its inception from an expense reimbursement agreement. Without the expense reimbursement, Fund returns would have been lower.

Dodge & Cox Global Bond Fund, L.L.C., a private fund managed and funded by Dodge & Cox (the “Private Fund”), was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund was organized as Delaware limited liability company and was treated as a disregarded entity under the Internal Revenue Code of 1986, as amended (the “Code”). The Private Fund commenced operations on December 5, 2012, and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Code, which, if applicable, may have adversely affected its performance. The Fund’s performance for periods prior to the commencement of operations on May 1, 2014, is that of the Private Fund. The performance of the Private Fund has not been restated because the net total operating expense ratio of the Private Fund and the Fund (after the application of the expense reimbursement agreement) are the same. The 2012 and 2013 audited financial statements of the Private Fund are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) database on the SEC’s website (sec.gov), or by calling the Fund at 800-621-3979.

The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.

Highest/Lowest quarterly results during the time period were:

Highest: 3.49% (quarter ended March 31, 2017)

Lowest: –4.16% (quarter ended September 30, 2015)

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 12/31/2017

Dodge & Cox Global Bond Fund	1 Year	5 Years	Since Inception (12/5/2012)
Return before taxes	8.31%	2.86%	2.86%
Return after taxes on distributions	7.18	2.37	2.38
Return after taxes on distributions and sale of Fund shares	4.70	1.97	1.98
Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for expenses or taxes)	7.39	0.79	0.64

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. After-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

DODGE & COX FUNDS ∎ PAGE 19

FUND MANAGEMENT

Dodge & Cox serves as investment manager to the Global Bond Fund. The Fund is managed by Dodge & Cox’s Global Fixed Income Investment Committee (“GFIIC”), which consists of the following six members:

Committee Member	Primary Titles with Investment Manager	Years managing the Fund/ Years with Dodge & Cox
Dana M. Emery	Chief Executive Officer, President, Director, Director of Fixed Income, and member of U.S. Fixed Income Investment Committee (“USFIIC”)	4/35
Thomas S. Dugan	Senior Vice President, Director, Associate Director of Fixed Income, and member of USFIIC	4/24
James H. Dignan	Vice President, Client Portfolio Manager, Research Analyst, and member of USFIIC	4/19
Adam S. Rubinson	Vice President, Client Portfolio Manager, Research Analyst, and member of USFIIC	4/16
Lucinda I. Johns	Vice President, Research Analyst, and member of USFIIC	4/16
Matthew B. Schefer	Vice President and Research Analyst	*/10

*	Mr. Schefer was appointed to the GFIIC effective January 2018.

OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 21 of this prospectus.

PAGE 20 ∎ DODGE & COX FUNDS

SUMMARY OF OTHER IMPORTANT INFORMATION ABOUT FUND SHARES

PURCHASE AND SALE OF FUND SHARES

The Dodge & Cox International Stock Fund is closed to new investors, with certain limited exceptions. For more information, see the “Information Regarding Purchases of the Dodge & Cox International Stock Fund” section of the Prospectus on page 38.

The minimum initial investment for shares of a Fund is $2,500 ($1,000 for Individual Retirement Accounts (“IRAs”)) and the minimum subsequent investment is $100. The Funds reserve the right to waive minimum investment amounts for certain financial intermediaries that use the Funds as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

You may withdraw (redeem) any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined net asset value after DST Asset Manager Solutions, Inc. (“DST Asset Manager Solutions”) or an authorized agent or sub-agent receives all required documents in good order. You may sell shares as described below:

∎	Online: Visit the Dodge & Cox Funds’ website at dodgeandcox.com, click on “Account Access” to log into your account and submit your request online.
∎	Mail: Visit Dodge & Cox Funds’ website at dodgeandcox.com and click on “Forms & Guides.” Download and complete the Redemption Request Form for a non-IRA and/or the IRA Distribution Request Form for an IRA. Mail the completed form(s) to “Dodge & Cox Funds, c/o DST Asset Manager Solutions, Inc., P.O. Box 8422, Boston, MA 02266-8422” to process your request(s).
∎	Phone: You may call Client Services at 800-621-3979 during business hours to place redemption or distribution requests for either a non-IRA or an IRA.

TAX INFORMATION

Each Fund will distribute substantially all of its income and capital gains to its shareholders every year. You will be taxed on dividends you receive from a Fund as ordinary income and/or capital gains unless you hold your Fund shares in a tax-deferred retirement account, such as an IRA, or are otherwise tax exempt in which case you will generally be taxed only upon withdrawal of monies from the retirement account.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase a Fund through an employee benefit plan, Dodge & Cox may make payments to the recordkeeper, broker/dealer, bank, or other financial institution or organization (each a “Financial Intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your Financial Intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

DODGE & COX FUNDS ∎ PAGE 21

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS, AND DISCLOSURE OF PORTFOLIO HOLDINGS

This section takes a closer look at the investment objectives and certain risks of investing in the Dodge & Cox Funds (each a “Fund” and, collectively, the “Funds”). This section also provides information regarding the Funds’ disclosure of portfolio holdings.

DODGE & COX INVESTMENT MANAGEMENT APPROACH

Fundamental bottom-up research, a long-term investment horizon, and rigorous valuation discipline are central to Dodge & Cox’s investment philosophy. Investment decisions are made by a team of seasoned investment professionals based on key fundamental factors that we believe determine investment value over the long term. Our investment analysts operate from a single location to foster communication and collaboration, and each investment idea is subject to committee review for both its merits as a specific investment and its role in the overall portfolio. Our approach stresses an evaluation of risk relative to opportunity and we seek investments that we believe are undervalued by the market.

EQUITY INVESTING

Dodge & Cox’s equity investment strategy is to build a portfolio of individual securities that we believe are undervalued given their long-term prospects. Individual company research drives the selection of equity securities for the Funds’ portfolios. Our team of global research analysts, organized by industry, conducts detailed primary research, which provides us the necessary perspective about industry dynamics to assess company fundamentals and compare valuations. We identify investment opportunities by analyzing the long-term fundamentals of a business, including prospective earnings, cash flow, and dividends over a three-to-five year period. We focus our research efforts on factors — such as franchise strength, competitive dynamics, growth opportunities, and management quality — that we believe ultimately determine business success. When evaluating investment opportunities, Dodge & Cox may also consider whether environmental, social and/or corporate governance factors are likely to have a material impact on a company’s risk/reward profile. The Funds typically invest in medium-to-large well-established companies. It is the general practice of the Funds to invest in equity securities that have liquid secondary markets. Particularly when investing in securities of non-U.S. issuers, Dodge & Cox considers the economic and political stability of the country where the issuer is located and the protections provided to shareholders. We consider the sale of a holding when we believe the price of a company’s equity securities reflects more optimistic expectations about the company’s prospects than our own expectations, when our assessment of a company’s long-term fundamentals grows negative or when we identify more attractive opportunities elsewhere.

FIXED INCOME INVESTING

Dodge & Cox’s fixed income investment strategy is to construct and manage a high average quality portfolio of securities selected through bottom-up fundamental analysis and with an emphasis on valuation. By combining fundamental research with a long-term investment horizon, we seek to uncover and act upon inefficiencies in the relative valuations of individual securities. Our credit research focuses on the factors that can influence an individual issuer’s creditworthiness and any downside protection that exists. At the security level, our analysis emphasizes the terms and conditions and structural characteristics of each instrument. We also consider economic trends and special circumstances that may affect an industry or a specific issuer or issue. While considering factors such as yield, credit quality, liquidity, call risk, duration, structure, covenants, and capital appreciation potential, we seek to construct a fixed income portfolio that will generate a relatively high, sustainable income stream without assuming undue levels of risk.

Particularly when investing outside the United States, Dodge & Cox considers a country’s financial strength and the rights of foreign creditors. In particular, we evaluate a country’s economic outlook and political stability, its monetary and fiscal policies, its debt stock, its regulatory framework, including its insolvency regime, and its ability to meet its funding needs. For securities denominated in or otherwise exposed to foreign currency, we consider relative interest rates and exchange rates in deciding whether to accept or hedge those risks.

Dodge & Cox normally invests in an array of debt securities with short, intermediate, and long maturities in varying proportions. The average maturity at any given time of the debt securities in the Funds depends, in part, on Dodge & Cox’s assessment of the factors described above and Dodge & Cox’s expectation regarding the future level of inflation and interest rates.

Yields on a debt security depend on a variety of factors, including the general conditions of the money and debt securities markets, the size of a particular offering, the terms and conditions of the obligation (e.g., maturity, coupon, and call features), and the credit rating of the issue. Debt securities with longer maturities or lower credit ratings tend to have higher yields and are generally subject to greater price volatility due to their higher interest rate and credit risks. No specific yield on shares of a Fund can be guaranteed.

DODGE & COX STOCK FUND (“SF”)

Investment Objective: The Fund seeks long-term growth of principal and income. A secondary objective is to achieve a reasonable current income. The Fund’s investment objective may not be changed without shareholder approval.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, and securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund

PAGE 22 ∎ DODGE & COX FUNDS

may invest up to 20% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index. The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure. The Fund may, in certain circumstances, purchase put options referencing stock indices, such as the S&P 500 Index, or utilize equity index futures to hedge against a decline in the value of the referenced index.

While the Fund’s long-term intent is to maintain a fully invested equity fund, the Fund may hold moderate reserves in cash and/or short-term debt securities as Dodge & Cox deems advisable. The Fund may purchase equity index futures contracts, such as S&P 500 futures, to equitize, or create equity market exposure approximately equal to, some or all of its non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments. As a result of taking such a defensive position, the Fund may not achieve its investment objectives.

In an attempt to minimize unforeseen risks in holding the securities of any single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2017, 2016, and 2015 were 13%, 16%, and 15%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

DODGE & COX GLOBAL STOCK FUND (“GSF”)

Investment Objective: The Fund seeks long-term growth of principal and income. The Fund’s investment objective may not be changed without shareholder approval.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 40% of its total assets in securities of non-U.S. companies and at least 80% of its total assets in equity securities, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure. The Fund may, in certain circumstances, purchase put options referencing U.S. and/or non-U.S. stock indices or utilize equity index futures to hedge against a decline in the value of the referenced index.

While the Fund’s long-term intent is to maintain a fully invested equity fund, the Fund may hold moderate reserves in cash or short-term debt securities as Dodge & Cox deems advisable. The Fund may purchase equity index futures contracts, referencing U.S. and/or non-U.S. stock indices, to equitize, or create equity market exposure approximately equal to, some or all of its non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments. As a result of taking such a defensive position, the Fund may not achieve its investment objectives.

In an attempt to minimize unforeseen risks in holding the securities of any single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2017, 2016, and 2015 were 18%, 25%, and 20%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

DODGE & COX INTERNATIONAL STOCK FUND (“ISF”)

Investment Objective: The Fund seeks long-term growth of principal and income. The Fund’s investment objective may not be changed without shareholder approval.

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities issued by non-U.S. companies from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages in particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of non-U.S. companies, including common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The investment

DODGE & COX FUNDS ∎ PAGE 23

policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure. The Fund may, in certain circumstances, purchase put options referencing U.S. and/or non-U.S. stock indices or utilize equity index futures to hedge against a decline in the value of the referenced index.

While the Fund’s long-term intent is to maintain a fully invested equity fund, the Fund may hold moderate reserves in cash or short-term debt securities as Dodge & Cox deems advisable. The Fund may purchase equity index futures contracts, referencing U.S. and/or non-U.S. stock indices, to equitize, or create equity market exposure approximately equal to, some or all of its non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables. For temporary, defensive purposes, the Fund may invest, without limitation, in U.S. dollar-denominated short-term debt instruments.

In an attempt to minimize unforeseen risks in holding the securities of any single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2017, 2016, and 2015 were 17%, 17%, and 18%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period.

A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

DODGE & COX BALANCED FUND (“BF”)

Investment Objective: The Fund seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. The Fund’s investment objective may not be changed without shareholder approval.

The Fund invests in a diversified portfolio of equity securities and debt securities. Under normal circumstances, the Fund will invest no less than 25% and no more than 75% of its total assets in equity securities. Reasonable appreciation in favorable periods and conservation of principal in adverse times are objectives that require flexibility in managing the assets of the Fund under constantly changing investment conditions. Asset allocation between equity and debt securities is based on the Fund’s assessment of the potential risks and returns for each asset class over a three- to five-year horizon. Factors used to estimate the range of potential returns include: future earnings growth, the outlook for the economy, inflation and interest rate trends, and current valuations relative to historical ranges. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated equity or debt securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index. The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

Equity securities in which the Fund may invest include common stocks, depositary receipts evidencing ownership of common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks (e.g., rights and warrants). The Fund may, in certain circumstances, purchase put options referencing stock indices, such as the S&P 500 Index, or utilize equity index futures to hedge against a general downturn in the equity markets. The Fund may purchase equity index futures contracts, such as S&P 500 futures, to equitize, or create equity market exposure approximately equal to, some or all of its available non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables.

The Fund invests the debt portion of its assets primarily in debt securities issued or guaranteed by the U.S. government, its agencies or GSEs, and other investment-grade debt securities (securities rated Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or equivalently rated by any NRSRO or, if unrated, are deemed to be of investment-grade quality by Dodge & Cox). A maximum of 20% of the debt portion of the Fund may be invested in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds; provided no more than 5% of the debt portion of the Fund may be invested in securities rated below B3 or B- by Moody’s, S&P, or Fitch.

The Fund invests in hybrid securities, including preferred stock and capital securities such as contingent convertible bonds. These securities may be classified as equity or debt depending on the specific structure and features of each security.

The Fund may enter into currency forward contracts, currency swaps, or currency futures contracts to hedge direct and/or indirect foreign currency exposure. The Fund may invest in interest rate derivatives such as U.S. Treasury futures and swap agreements for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer, group of issuers, or index.

In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery. The Fund may hold moderate reserves in cash or short-term debt securities and for temporary, defensive purposes, may invest without limitation in U.S. dollar-denominated short-term debt instruments.

In an attempt to minimize unforeseen risks in holding the securities of any single issuer, the Fund seeks to provide investment diversification. Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2017, 2016, and 2015 were 19%, 24%, and

PAGE 24 ∎ DODGE & COX FUNDS

20%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses, some of which may be short-term capital gains taxed as ordinary income (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

DODGE & COX INCOME FUND (“IF”)

Investment Objective: The Fund seeks a high and stable rate of current income, consistent with long-term preservation of capital. A secondary objective is to take advantage of opportunities to realize capital appreciation. The Fund’s investment objective may not be changed without shareholder approval.

The Fund seeks to achieve its objectives by investing in a diversified portfolio of debt securities. Under normal circumstances, the Fund will invest at least 80% of its total assets in (1) investment-grade debt securities and (2) cash equivalents. “Investment grade” means (i) securities rated Baa3 or higher by Moody’s, or BBB- or higher by S&P or Fitch, or equivalently rated by any NRSRO, or, (ii) if unrated, deemed to be of similar quality by Dodge & Cox. Debt securities in which the Fund may invest include obligations issued or guaranteed by the U.S. government, its agencies, or GSEs, mortgage- and asset-backed securities, corporate and municipal bonds, and may include other fixed and floating rate instruments. The Fund may invest up to 25% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers, including emerging market issuers. The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

The Fund may also invest in securities not mentioned above, including hybrid securities such as preferred stocks and convertible securities. Up to 20% of the Fund’s total assets may be invested in debt securities rated below investment grade, commonly referred to as high-yield or “junk” bonds; provided no more than 5% of the Fund’s total assets may be invested in securities rated below B3 or B- by Moody’s, S&P, or Fitch. The Fund seeks relative price appreciation by selecting securities Dodge & Cox believes to be undervalued based on research and fundamental analysis and by making gradual adjustments in the average duration of the Fund’s portfolio.

The Fund may invest in interest rate derivatives, such as U.S. Treasury futures contracts and swap agreements, for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to a particular issuer, group of issuers, or index.

In seeking to achieve the objectives of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery. The Fund may hold moderate reserves in cash or short-term debt securities and, for temporary, defensive purposes, may invest without limitation in U.S. dollar-denominated short-term debt instruments.

Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2017, 2016, and 2015 were 19%, 27%, and 24%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

DODGE & COX GLOBAL BOND FUND (“GBF”)

Investment Objective: The Fund seeks a high rate of total return consistent with long-term preservation of capital.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of bonds and other debt instruments of issuers from at least three different countries, which may include emerging market countries. The Fund is not required to allocate its investments in set percentages to particular countries and may invest in emerging markets without limit. Under normal circumstances, the Fund invests at least 40% of its total assets in securities of non-U.S. issuers and at least 80% of its total assets in debt instruments, which may, in each case, be represented by derivatives such as forwards contracts, futures contracts, or swap agreements. The investment policies of the Fund as described above may be changed without shareholder approval; however, these investment policies will not be changed without 60 days’ prior notice to shareholders.

Debt instruments in which the Fund may invest include, but are not limited to, government and government-related obligations, mortgage- and asset-backed securities, corporate and municipal bonds, collateralized mortgage obligations, and other fixed and floating rate instruments. The Fund invests in both U.S. dollar-denominated and non-U.S. dollar-denominated debt instruments across all sectors. The Fund invests primarily in investment-grade debt instruments (instruments rated Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or equivalently rated by any NRSRO, or, if unrated, deemed to be of investment-grade quality by Dodge & Cox). Up to 20% of the Fund’s total assets may be invested in below investment-grade debt securities, commonly referred to as high-yield or “junk” bonds.

The Fund may purchase or sell holdings for a variety of reasons, such as to alter sector, geographic, or currency exposure or to shift the overall portfolio’s risk profile. In seeking to achieve the objective of the Fund, Dodge & Cox may purchase securities on a when-issued basis and purchase or sell securities for delayed delivery. The Fund may hold moderate reserves in cash or short-term debt securities and for temporary, defensive purposes, may invest without limitation in U.S. dollar-denominated short-term debt instruments.

DODGE & COX FUNDS ∎ PAGE 25

The Fund may buy or sell foreign currencies and enter into various currency- or interest rate-related transactions involving derivative instruments, including forwards, futures, swaps, and options. The Fund may use derivatives either to hedge or seek to reduce risks relating to other investments or to create exposure to interest rates, securities, or currencies as a substitute for direct investment. The Fund may use interest rate derivatives for a variety of purposes, including, but not limited to, managing the Fund’s duration or adjusting the Fund’s exposure to debt securities with different maturities. In addition, the Fund may invest in credit default swaps to increase or decrease credit exposure to an issuer, group of issuers, or index. The Fund’s use of derivatives is related to the implementation of its overall primary investment strategy. The Fund does not invest primarily in derivatives and is not intended to be a vehicle through which shareholders can invest in, or otherwise seek exposure to, derivatives.

Although there is no restriction on the number of changes in the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes. (The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2017, 2016, and 2015 were 46%, 73%, and 55%, respectively.) However, during rapidly changing economic, market, and political conditions, portfolio turnover may be higher than in a more stable period. A higher turnover rate might result in increased transaction expenses and the realization of capital gains and losses (see Federal Income Taxes).

Further information about specific investments is provided under Additional Information on Investments.

INVESTMENT RESTRICTIONS

The Funds are subject to additional investment restrictions which are described in the SAI.

The percentage limitations included in this prospectus and SAI apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information (“SAI”).

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-551-8090 (direct) or 800-SEC-0330 (general SEC number). A list of the Funds’ quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

PAGE 26 ∎ DODGE & COX FUNDS

ADDITIONAL INFORMATION ON INVESTMENTS

The following table identifies investments and investment practices that are likely to be used by the Funds in seeking to achieve their objectives. The table highlights the differences and similarities among the Funds in their use of these techniques and other investment practices and investment instruments. This is not a complete list of every investment type that a Fund may use and a Fund may use an investment type even if it is not marked below. Information about these investments is provided below; more information about these and other investments and investment practices that the Funds may use is provided in the SAI.

Investment or Practice	SF	GSF	ISF	BF	IF	GBF
Asset-Backed Securities				X	X	X
Cash Equivalents	X	X	X	X	X	X
Corporate Bonds				X	X	X
Depositary Receipts	X	X	X	X		X
Derivatives	X	X	X	X	X	X
Credit Derivatives				X	X	X
Currency Derivatives	X	X	X	X		X
Currency Forwards, Swaps, and Futures	X	X	X	X		X
Cross-Currency Swaps						X
Currency Options						X
Equity Derivatives	X	X	X	X
Equity Index Futures	X	X	X	X
Equity Index Put Options	X	X	X	X
Interest Rate Derivatives				X	X	X
Equity Securities	X	X	X	X
Common Stocks	X	X	X	X
Standby Commitment Agreements	X	X	X	X
Hybrid Securities	X	X	X	X	X	X
Mortgage-Backed Securities				X	X	X
Collateralized Mortgage Obligations				X	X	X
Mortgage Pass-Through Securities				X	X	X
Municipal Bonds				X	X	X
Non-U.S. Securities	X	X	X	X	X	X
Private Placement Securities	X	X	X	X	X	X
Sovereign and Government-Related Debt				X	X	X
U.S. Government Obligations	X	X	X	X	X	X
When-Issued Securities	X	X	X	X	X	X

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds issued through special purpose vehicles and backed by pools of loans or other receivables. ABS are created from many types of assets, including home equity loans, auto loans, student loans, and credit card receivables. The credit quality of an ABS security depends on the quality and performance of its underlying assets and/or the level of any credit support provided to its structure.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers’ acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which a Fund purchases a security from a bank or securities dealer and agrees to resell the security to that bank or securities dealer on a specified future date at the same price, plus a specified interest rate.

Corporate Bonds. Corporate bonds are debt securities issued by corporations and similar entities, including real estate investment trusts or limited partnerships. Corporate bonds pay a specified amount of interest, usually at regular intervals, and repay the amount of their principal investment, usually at maturity.

Depositary Receipts. Depositary receipts, including American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, Global Depositary Notes, and similar instruments are certificates evidencing ownership of securities of a foreign issuer. The certificates are issued by depositary banks and the underlying securities are held in trust by a custodian bank or similar institution. Depositary receipts may be purchased on securities exchanges or directly from dealers.

DODGE & COX FUNDS ∎ PAGE 27

Derivatives.

Credit Derivatives. Credit derivatives can be used to manage the credit risk associated with an investment or to increase credit exposure without investing directly in the underlying security or securities. Credit derivatives are swap agreements based on the credit risk of one or more referenced issuers of debt. In a single-name credit default swap, one party (the “buyer” of credit protection) pays the other party (the “seller” of credit protection) an upfront amount and/or a periodic stream of payments over the term of the contract or until the occurrence of a “credit event,” such as the bankruptcy of an issuer referenced in the contract. If a credit event occurs, the seller pays the buyer the “par value” (full notional value) of the credit default swap in exchange for an equal face amount of the referenced issuer’s debt securities. If the credit default swap is cash settled, the seller is required to make a payment equal to the difference between the par value and the market value of such securities. An index credit default swap refers to a published list of issuers, each representing a pro-rata portion of the total notional amount. If a credit event occurs with respect to any issuer, the parties settle only the portion of the trade related to that issuer, and the trade continues with respect to the remaining names.

Currency Derivatives. Currency derivatives can be used to manage non-U.S. currency exposure, to hedge non-U.S. interest rate risk, or to take long or short positions with respect to currencies or non-U.S. interest rates. A Fund may use currency derivatives to lock in the U.S. dollar purchase price of a non-U.S. dollar-denominated security or to hedge other types of exposure to non-U.S. currencies. A Fund may hedge a currency by entering into a transaction in an instrument that is denominated in a currency other than the currency being hedged (a “cross-hedge”) if Dodge & Cox believes that there is a correlation between the currency in which the cross-hedge is denominated and the currency being hedged. Currency derivatives may be used in anticipation of an increase or decrease of the value of one currency relative to another. The Funds may also exchange currencies on a “spot” basis. The Global Bond Fund may take long or short positions in currencies regardless of whether those positions are intended to hedge exposure created by other investments.

Currency Forwards, Swaps and Futures. Currency forward contracts (or “FX forwards”) are agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified currency amount at a specified future time and price. FX forwards are individually negotiated and privately traded. Although some FX forwards by their terms call for actual delivery or acceptance of currency, in many cases the contracts are settled with a cash payment representing the difference in value between two amounts of different currencies. A currency swap (or “FX swap”) is a transaction under which the parties agree to buy and sell identical amounts of two currencies on two different dates. This is typically arranged as a spot currency transaction (or short-dated currency forward contract) that will be reversed at a set future date through an offsetting currency forward transaction.

Currency futures contracts are agreements that are economically similar to currency forward contracts, but are standardized, traded through a national (or foreign) exchange, and cleared through an affiliate of the exchange.

Cross-Currency Swaps. A cross-currency swap is an interest rate swap in which each party makes payments in a different currency. Typically, upon initiation of a cross-currency swap, the two parties exchange principal amounts of the specified currencies. During the life of the swap, each party makes payments to the other in a specified currency based on applying a specified rate to the principal amount. At the maturity of the swap, the parties reverse the initial exchange of the principal amounts in the two currencies.

Currency Options. Currency options provide the holder the right to buy or sell a currency at a fixed price on a future date. The buyer of a put option on a currency has the right to sell the currency at the exercise price, while the buyer of a call option on a currency has the right to purchase the currency at the exercise price. Currency options may be traded over-the-counter, with negotiated strike prices, expiration dates, and other terms, or on exchanges, subject to standardized terms. Currency options are influenced by all of the risk factors inherent in currency and foreign exchange investments generally, and may be more volatile than their underlying currencies.

Equity Derivatives.

Equity Index Futures. Equity index futures contracts can be used to create exposure to a stock index such as the S&P 500, and short positions in equity index futures can be used to hedge the equity exposure of a Fund’s portfolio with regard to market risk. The purchaser of an equity index future buys the right to receive a payment corresponding to any increase in the value of referenced index as of a specified future date and incurs the obligation to make a payment corresponding to any decrease in the value of referenced index as of such date. By establishing a short position in an equity index futures contract, a Fund may seek to protect the value of its portfolio against an overall decline in the market. Futures contracts are standardized, traded through a national (or foreign) exchange, and cleared through an affiliate of the exchange.

Equity Index Put Options. The buyer of an equity index put option receives the right to a payment equal to the difference between the strike price and the price of the referenced index upon exercise. If the value of the referenced index increases, the put option has no value, but the buyer is not obligated to make payments. Equity index put options may be used to hedge against a general downturn in the equity markets.

PAGE 28 ∎ DODGE & COX FUNDS

Interest Rate Derivatives: Interest Rate Futures and Interest Rate Swaps. Interest rate futures contracts include agreements under which one party agrees to make, and the other party agrees to accept, delivery of a specified interest-bearing security, at a specified future time and price. Interest rate derivatives also include futures contracts that relate to a particular referenced interest rate (e.g., LIBOR or EURIBOR) and futures contracts on U.S. or non-U.S. government debt (e.g., Treasury or Bund futures contracts). Interest rate futures are standardized, traded through a national (or foreign) exchange and cleared through an affiliate of the exchange. Interest rate swaps are transactions under which each party agrees to make payments to the other based on applying a different interest rate to the same notional amount. One of the rates may be fixed and the other floating, or both rates may be floating. Some interest rate swaps are traded on swap execution facilities, while others are traded directly with dealer counterparties. Some interest rate swaps are cleared through central counterparties. A Fund may enter into interest rate futures or swaps for a variety of purposes in connection with the management of the interest rate exposure of its portfolio, including adjusting portfolio duration, hedging against possible increases or decreases in rates, or increasing or decreasing exposure to interest rates.

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

Common Stocks. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stock holders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which represent an interest in non-U.S. securities held by a custodian bank).

Standby Commitment Agreements. A standby commitment agreement obligates one party, for a set period of time, to purchase a certain amount of a security that may be issued and sold to that party at a predetermined price at the option of the issuer or its underwriter. The purchasing party receives a commitment fee in exchange for its promise to purchase the security, whether or not it is eventually required to purchase the security. The value of the securities when they are issued may be more or less than the predetermined price.

Hybrid Securities. Hybrid securities have characteristics that differ from both common stocks and senior debt securities, typically ranking senior to common stock and subordinate to senior debt in an issuer’s capital structure. Hybrid securities may have features such as deferrable and/or non-cumulative interest payments, long-dated maturity or no maturity, reduced or no acceleration rights, and may be subject to principal reduction without default under certain circumstances. Types of hybrid securities include, without limitation, preferred stocks, warrants, capital securities, convertible securities, and contingent convertible bonds. For a fund that invests in both equity and debt securities, such as the Dodge & Cox Balanced Fund, hybrid securities will be classified as equity or debt based on their specific structures and features.

Preferred Stock. Preferred stock is usually subordinated to an issuer’s senior debt, but senior to the issuer’s common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip (“non-cumulative” preferred stock) or defer (“cumulative” preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants. Warrants permit a holder to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Capital Securities. Capital securities may be issued in the form of preferred securities or subordinated debt securities. Capital securities may be long-dated or perpetual (i.e., have no maturity) and typically distribute income on a monthly, quarterly or semi-annual basis. Issuers are permitted to defer income payments (which may or may not accumulate for future payment). Capital securities may contain call or maturity extension features.

Convertible Securities. Convertible securities are preferred stock or debt securities that are convertible into common stock at a specified price during a specified period of time or upon the occurrence of a specified event. Traditionally, convertible securities have paid dividends or interest at rates higher than common stock dividend rates but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree.

Contingent Convertible Bonds. Contingent convertible bonds are deeply subordinated debt securities issued by non-U.S. financial institutions for the purpose of meeting regulatory capital requirements. These bonds are typically perpetual and have discretionary, non-cumulative interest payments. Interest payments may be suspended at the discretion of management, at the direction of the issuer’s regulator or as a result of falling below certain capital thresholds. In addition, contingent convertible bonds may be converted to equity securities or be written down in principal value if the issuer falls below prescribed capital levels.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) are a type of ABS secured by mortgage loans.

DODGE & COX FUNDS ∎ PAGE 29

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are a type of MBS backed by U.S. government agency- or GSE-guaranteed mortgage pass-through securities. They may be issued by U.S. government agencies, GSEs, or private issuers. CMOs are typically issued in multiple classes, or “tranches,” of bonds, each with a different level of seniority and credit risk. Each tranche is traded and valued separately. Payments of interest and principal rely on payments made in respect of the underlying mortgage pass-through securities. Typically, all payments received are applied first to pay interest on the various tranches, starting with the most senior, and then to pay down principal on the various tranches, again starting with the most senior. No principal payments are made on a tranche until the entire principal of the more senior tranches has been repaid.

Mortgage Pass-Through Securities. Mortgage pass-through securities represent ownership in “pools” of mortgage loans and are called “pass-throughs” because principal and interest payments are passed through to security holders monthly. These securities may be issued and guaranteed by an agency of the U.S. government or GSE, or by a private entity. Security holders receive payments based on scheduled payments of interest and principal and unscheduled prepayments of principal on the underlying mortgage loans. The market value of these securities depends, in part, on expectations about the rate at which the underlying loans will be prepaid or default.

Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities, the interest on which may be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors.

Non-U.S. Securities. Each Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Some Funds may also invest in foreign currency-denominated securities of non-U.S. issuers. For purposes of this prospectus, non-U.S. (or foreign) issuers are generally non-U.S. governments or companies organized outside the United States, but the Funds may make a different designation in certain circumstances.

Private Placement Securities. The Funds may invest in securities issued in private placements, including 144A securities. Such securities are subject to legal or contractual restrictions on resale and may include equity or debt securities of U.S. and non-U.S. issuers that are issued without registration with the SEC, including offerings outside the United States. Private placement or restricted securities are often less liquid than registered securities traded on established secondary markets and may be considered illiquid.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer.

U.S. Government Obligations. A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or GSEs. Some obligations purchased by the Funds are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds, and indirect obligations of the U.S. Treasury, such as obligations of Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration, and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and GSEs have historically been supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. GSEs include, among others, the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks, and the Federal Farm Credit Banks.

In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two GSEs through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. No assurance can be given that the U.S. government will provide continued support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. Fannie Mae and Freddie Mac have entered into a joint venture to develop and operate a common securitization platform that will support their single-family mortgage securitization activities, including the issuance of a common, single mortgage-backed security (“Single Security Initiative”). If the Single Security Initiative is implemented, the effects on the market for MBS are uncertain.

When-Issued Securities. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased at a specific price for settlement on a future date in order to secure what is considered an advantageous price or yield at the time of entering into the transaction. A fund that purchases a when-issued security assumes all the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.

INVESTMENT RISKS

Investors should recognize that investing in securities presents certain risks that cannot be avoided. There is no assurance that the investment objectives of any Fund will be achieved. The following table summarizes some of the risks involved in investing in each of the Funds and highlights certain differences and similarities among the Funds in their exposure to various types of risks.

PAGE 30 ∎ DODGE & COX FUNDS

The table below is not a complete list of every risk involved in investing in the Funds and a Fund may have exposure to a risk factor even if it is not marked below. Investing in securities creates indirect exposure to the various business risks to which their issuers are subject, which may include sector-, industry-, or region-specific risks. Investments in equity securities may create indirect exposure to interest rate, credit, and currency risk. Securities of non-U.S. issuers are exposed to currency risk, even if they are denominated in U.S. dollars. Debt and equity investments in commodity-related issuers create exposure to commodity risks, which may include unpredictable changes in value, supply and demand, and government regulation. There is more information about these and other risks in the SAI.

Risk	SF	GSF	ISF	BF	IF	GBF
Asset Allocation Risk				X
Below Investment-Grade Securities Risk				X	X	X
Call Risk				X	X	X
Counterparty Risk	X	X	X	X	X	X
Credit Risk				X	X	X
Derivatives Risk	X	X	X	X	X	X
Emerging Markets Risk	X	X	X	X	X	X
Equity Risk	X	X	X	X
Hybrid Securities Risk	X	X	X	X	X	X
Interest Rate Risk				X	X	X
Liquidity Risk	X	X	X	X	X	X
Manager Risk	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X
Mortgage- and Asset-Backed Securities Risk				X	X	X
Non-U.S. Currency Risk	X	X	X	X		X
Non-U.S. Investment Risk	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X
Sovereign and Government-Related Debt Risk				X	X	X
U.S. Municipal Bond Risk				X	X	X

Asset Allocation Risk. Dodge & Cox’s determination of a Fund’s broad asset allocation mix will affect that Fund’s performance. Dodge & Cox’s evaluations and assumptions regarding asset classes may not successfully achieve the Fund’s investment objective in view of actual market movements. A Fund’s balance between equity and debt securities could limit its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Below Investment-Grade Securities Risk. Debt securities rated below investment grade, also known as “high-yield” or “junk” bonds, have speculative characteristics and may be more volatile than investment-grade debt securities. Below investment-grade securities are often issued by smaller, less creditworthy companies or by highly levered (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal. These securities typically yield a higher level of current income than higher-rated securities, but generally have greater credit and call risk, more price volatility, and less liquidity. An economic downturn, rising interest rates, or negative developments with respect to an issuer may affect the price and/or liquidity of a below investment-grade security more than an investment-grade security, and may reduce a Fund’s ability to sell these securities at an advantageous time or price. A security downgraded below investment-grade may lose significant market value even if no default occurs.

A Fund’s high yield bonds may include distressed bonds, which may present a high risk of default or be in default at the time they are purchased. Distressed securities are speculative and involve even greater risks than other high-yield bonds, including the risk that interest payments may not be made on a current basis, or that principal will not be repaid in full. A Fund could incur significant expenses to the extent it is required to negotiate new terms with the issuer of a distressed bond or seek recovery upon a default in respect of a distressed bond. In any reorganization or liquidation proceeding related to a defaulted security, a Fund could lose its entire investment or could be required to accept cash or securities with a value substantially less than its original investment.

The below investment-grade securities in which a Fund invests are not typically listed on any exchange and the secondary market (if any) for such securities may be less liquid than other securities, which may cause transactions in below investment-grade securities to be more costly. A lack of publicly available information, irregular trading activity, and wide bid-ask spreads, among other factors, may make these securities more difficult to sell at an advantageous time or price than other types of investments. These factors may affect the value a Fund may realize in selling below investment-grade securities, which could result in losses to a Fund.

An explanation of Moody’s, Fitch’s, and S&P’s rating categories is included in Appendix A to the SAI.

DODGE & COX FUNDS ∎ PAGE 31

Call Risk. Issuers of callable bonds are permitted to redeem them before their full maturities. Buying a callable bond exposes a Fund to economic risks similar to selling call options. Issuers may call outstanding securities before their maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer’s credit profile. If an issuer calls a security in which a Fund is invested, that Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Counterparty Risk. Non-cleared derivatives, such as currency forward contracts and currency swaps, and other principal (i.e., non-exchange traded) transactions are subject to the risk that a counterparty may not make payments or deliveries when required to do so. Deterioration in the actual or perceived creditworthiness of a counterparty may affect the value of a derivative or other transaction with that counterparty. A number of broker-dealers and other financial institutions have experienced extreme financial difficulty in the past, sometimes resulting in bankruptcy. Counterparties may become subject to special resolution regimes in the United States and other jurisdictions, which may affect a fund’s ability to terminate and exercise remedies in respect of derivative positions. Although we monitor the creditworthiness of our counterparties, there can be no assurance that a Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to that Fund.

Credit Risk. The value of a debt security may decline if the market believes it is less likely that the issuer will make all payments of interest and principal as required. This could occur because of actual or perceived deterioration in the issuer’s or a guarantor’s financial condition, or in the case of asset-backed securities, the likelihood that the loans backing a security will be repaid in full. A Fund could lose money if the issuer or guarantor of a debt security becomes bankrupt or subject to a special resolution regime, or is otherwise unable or unwilling to make timely interest and/or principal payments, or honor its obligations. Securities are subject to varying degrees of credit risk, which may be reflected by their ratings; however, such ratings may overestimate or underestimate the likelihood of default and may not accurately reflect the true credit risk of a security. The credit risk associated with corporate debt securities may change as the result of an event such as a large dividend payment, leveraged buyout, debt restructuring, merger, or recapitalization; such events are unpredictable and may benefit shareholders or new creditors at the expense of existing debt holders. Credit risk is likely to increase during periods of economic uncertainty or downturns. Credit risk associated with non-U.S. dollar denominated securities may increase if the value of an issuer’s home currency declines relative to the U.S. dollar. If a debt security owned by a Fund ceases to be rated or is downgraded below a permitted threshold, the Fund may (but is not required to) sell the security.

Derivatives Risk. Derivatives are financial instruments, including futures contracts, forwards contracts and swap agreements, the values of which are based on the value of one or more underlying assets, such as stocks, bonds, currencies, interest rates, and market indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets and other more traditional investments. The market value of derivatives may be more volatile than that of other investments and can be affected by changes in interest rate or other market developments. The use of derivatives may accelerate the velocity of possible losses. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation and the possibility that a derivative may not correlate perfectly or as expected with its underlying asset, rate, or index. For example, cross-hedging transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is subject to the hedge. Derivatives create leverage because the upfront payment required to enter into a derivative is often much smaller than the potential for loss (which may in theory be unlimited). A derivative may be subject to liquidity risk, especially during times of financial market distress; certain types of derivatives may be terminated or modified only with the consent of their counterparties. Derivatives may require a Fund to post collateral to secure outstanding exposure, which may cause the Fund to forego other investment opportunities. Derivatives are subject to Counterparty Risk, as described above. The use of derivatives may cause a Fund’s investment returns to be impacted by the performance of securities the Fund does not own.

Derivatives are specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility, or have a different effect than Dodge & Cox anticipates, especially in unusual or extreme market conditions. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a particular derivative position will be available or used by Dodge & Cox or that, if used, such strategies will be successful. Regulations may require a Fund to segregate certain of its assets or buy or sell a security at a disadvantageous time or price to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Use of derivatives may increase the amount and change the timing of taxes payable by shareholders.

When a derivative is used for hedging purposes, gains generated by the derivative will generally be substantially offset by losses on the hedged investment and vice versa. Hedging can reduce or eliminate gains.

The U.S. government and other foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including clearing, execution, margin, reporting, and registration requirements. The ultimate impact of the regulations remains unclear, and additional future regulation of derivatives and related instruments may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives and a Fund.

Emerging Markets Risk. Non-U.S. Investment Risk (described below) may be particularly high to the extent a Fund

PAGE 32 ∎ DODGE & COX FUNDS

invests in emerging market securities. Emerging market securities may present issuer, market, currency, liquidity, legal, political, and other risks different from, and potentially greater than, the risks of investing in securities and instruments tied to U.S. or developed non-U.S. issuers. Emerging markets may have less established legal and accounting systems than those in more developed markets. Governments in emerging markets may be less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets.

The economies of emerging markets may be dependent on relatively few industries and thus affected more severely by local or global changes. Emerging market securities may also be more volatile, less liquid, and more difficult to value than securities economically tied to U.S. or developed non-U.S. issuers.

Equity Risk. Equity securities represent an ownership interest in an issuer rather than a right to receive a specified future payment. This makes equity securities more sensitive than debt securities to changes in an issuer’s earnings and overall financial condition; as a result, equity securities are generally more volatile than debt securities. Equity securities may lose value as a result of changes relating to the issuers of those securities, such as management performance, financial leverage, or changes in the actual or anticipated earnings of a company, or as a result of actual or perceived market conditions that are not specific to an issuer. Even when the securities markets are generally performing strongly, there can be no assurance that equity securities held by a Fund will increase in value. Because the rights of all of a company’s creditors are senior to those of holders of equity securities, shareholders are least likely to receive any value if an issuer files for bankruptcy.

Hybrid Securities Risk. Hybrid securities are typically subordinated to an issuer’s senior debt instruments; therefore, they are subject to greater credit risk than those senior debt instruments. Many hybrid securities are subject to provisions permitting their issuers to skip or defer distributions under specified circumstances. Hybrid securities may have limited or no voting rights and may be substantially less liquid than many other securities. Certain types of hybrid securities, such as non-cumulative perpetual preferred stock, are issued predominantly by companies in the financial services industry and thus may present increased risk during times of financial upheaval, which may affect financial services companies more than other types of issuers.

Interest Rate Risk. Debt securities that pay interest based on a fixed rate are subject to the risk that they will decline in value if interest rates rise. Interest rate changes may occur suddenly and unexpectedly, and may be caused by a wide variety of factors including central bank monetary policy, inflation rates, and general economic conditions. A Fund may lose money as a result of such movements. The longer the remaining maturity of a debt security, the more its value is likely to be affected by changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-debt securities may also decline due to fluctuations in interest rates. A Fund may choose not to or be unable to hedge itself fully against changes in interest rates. If a Fund uses derivatives to hedge against changes in interest rates, those hedges may not work as intended and may decrease in value if interest rates move differently than anticipated. Interest rates are currently at or near historic lows in many developed countries, including the United States, which increases the risk that interest rates will rise. In the United States, the Federal Reserve has already begun, and may continue, to raise interest rates.

Non-fixed rate instruments (i.e., variable and floating rate securities) generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, non-fixed-rate instruments will not generally increase in value if interest rates decline. If a Fund holds variable or floating rate securities, a decrease in market interest rates may adversely affect the income received from such securities.

Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to buy or sell an investment at an advantageous time or price, which could force a Fund to hold a security that is declining in value or forego other investment opportunities. An illiquid instrument is harder to value because there may be little or no market data available based on purchases or sales of the instrument. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities. A Fund may also experience liquidity risk to the extent it invests in private placement securities, securities of issuers with smaller market capitalizations, or securities with substantial market and/or credit risk. The liquidity of an issuer’s securities may decrease if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the issuer. Liquidity risk is greater for below investment-grade securities and restricted securities, especially in difficult market conditions. Over the past three decades, bond markets have grown more quickly than dealer capacity to engage in fixed income trading. In addition, recent regulatory changes applicable to financial intermediaries that make markets in debt securities have restricted or made it less desirable for those financial intermediaries to hold large inventories of less liquid debt securities. Because market makers provide stability to a market through their intermediary services, a reduction in dealer inventory may lead to decreased liquidity and increased volatility in the fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in the debt securities markets could alter or impair a Fund’s ability to pursue its investment objectives or use certain investment strategies and techniques. Liquidity risk may intensify during periods of economic uncertainty. Debt securities with longer durations may face heightened liquidity risk.

Unusually high redemption requests or other unusual market conditions may make it difficult for a Fund to honor redemption requests within the permitted period. Meeting such requests could require a Fund to sell securities at reduced prices or under

DODGE & COX FUNDS ∎ PAGE 33

unfavorable conditions. Other market participants may be attempting to liquidate holdings at the same time as a Fund, which could increase supply in the market and contribute to liquidity risk.

Manager Risk. Dodge & Cox’s opinion about the intrinsic worth or creditworthiness of a company, security, or other investment may be incorrect or the market may continue to undervalue the company, security, or other investment; Dodge & Cox may not make timely purchases or sales of securities for a Fund; and a Fund’s investment objective may not be achieved. A Fund’s performance could differ significantly from its comparative index, or other funds with similar objectives and investment strategies.

Dodge & Cox applies investment ideas, including target allocations, to all eligible client portfolios within a particular strategy, including funds and separately managed account clients. This means Dodge & Cox may seek to buy or sell very large amounts of particular securities. As a result, certain investment opportunities that might be available to a smaller fund may not be available to the Funds. A Fund may not be able to take significant positions in limited investment opportunities or add significantly to existing positions. In addition, a Fund may not be able to quickly dispose of certain securities holdings.

The Funds are subject to various operational risks, including risks associated with the calculation of net asset value. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues could result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset value for some period. The Funds may be unable to recover any losses associated with such failures.

Market Risk. The market price of a security or other investment may increase or decrease, sometimes suddenly and unpredictably. Investments may decline in value because of factors affecting markets generally, such as real or perceived challenges to the economy, national or international political events, natural disasters, changes in interest or currency rates, adverse changes to credit markets, or general adverse investment sentiment. The prices of investments may reflect factors affecting one or more industries, such as the price of specific commodities or consumer trends, or factors affecting particular issuers. During a general downturn in the markets, multiple asset classes may decline in value simultaneously. Market disruptions may prevent a Fund from implementing investment decisions in a timely manner. Fluctuations in the value of the Fund’s investments will cause that Fund’s share price to fluctuate. An investment in a Fund, therefore, may be more suitable for long-term investors who can bear the risk of short- and long-term fluctuations in a Fund’s share price.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and other asset-backed securities are subject to various risks, including prepayment risk, extension risk, interest rate risk, and credit risk. Prepayment risk is the risk that principal will be repaid earlier than expected, which means the security will pay less interest over its life. A Fund may have to reinvest early repayments of principal in securities that bear a lower rate of interest or more credit risk. Prepayments are more likely at times when interest rates decline. Extension risk is the risk that principal will be repaid later than expected, which delays the return of principal to a Fund and may prevent a Fund from investing in securities that bear a higher rate of interest or less credit risk. Delayed repayment of principal may increase the duration and volatility of a security. Extension risk is more likely at times when interest rates rise. Mortgage- and other asset-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause a Fund to lose value. Mortgage- and other asset-backed securities are subject to credit risk (as described above). Credit risk is greater for mortgage- and other asset-backed securities that are not directly or indirectly guaranteed by a U.S. government-sponsored enterprise (“GSE”) (such as Fannie Mae, Freddie Mac, the Federal Home Loan Banks, and the Federal Farm Credit Banks). However, GSEs are not guaranteed by the U.S. Treasury and in the event that a GSE cannot meet its obligations, there can be no assurance that the U.S. government will provide support. Certain purchases of agency or GSE-guaranteed mortgage-backed securities are forward transactions (called “to-be-announced” or “TBA” transactions) that can settle a month or more after the trade date. If the counterparty to a TBA transaction does not perform its obligation to deliver the specified mortgage-backed securities, a Fund could be required to replace those securities at a higher price.

Non-U.S. Currency Risk. Non-U.S. currencies may decline relative to the U.S. dollar and affect a Fund’s investments in non-U.S. currencies, in securities that are denominated in non-U.S. currencies, in securities of issuers that are exposed to non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies. When a given currency depreciates against the U.S. dollar, the value of securities denominated in that currency typically declines. A U.S. dollar-denominated depositary receipt is exposed to currency risk if the security underlying it is denominated in a non-U.S. currency. Currency depreciation may affect the value of U.S. securities if their issuers have exposure to non-U.S. currencies and non-U.S. issuers may similarly be exposed to currencies other than those in which their securities are denominated and the country in which they are domiciled. Dodge & Cox may not be able to accurately estimate an issuer’s non-U.S. currency exposure. Dodge & Cox may not hedge or may not be successful in hedging a Fund’s currency exposure. A Fund bears transaction charges for currency exchange and currency hedging activities.

Non-U.S. Investment Risk. Non-U.S. securities (including ADRs and other securities that represent interests in non-U.S. issuer’s securities) involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder or bondholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible

PAGE 34 ∎ DODGE & COX FUNDS

insolvency of a sub-custodian or securities depository; and fluctuations in foreign exchange rates that decrease the investment’s value (although favorable changes can increase its value). Non-U.S. stock markets may decline due to conditions unique to an individual country or within a region, including unfavorable economic conditions relative to the United States or political and social instability or unrest. Non-U.S. investments may become subject to economic sanctions or other government restrictions by domestic or foreign regulators, which could negatively impact the value or liquidity of those investments. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities. Governments in certain foreign countries participate to a significant degree, through ownership or regulation, in their respective economies. Action by such a government could have a significant effect on the market price of securities issued in its country. These risks may be higher when investing in emerging market issuers. Certain of these risks also apply to securities of U.S. issuers with significant non-U.S. operations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in a different country or region.

Regulatory Risk. New laws and regulations promulgated by governments and regulatory authorities may affect the value of securities issued by specific companies, in specific industries or sectors, or in all securities issued in the affected country. In times of political or economic stress or market turmoil, governments and regulators may intervene directly in markets and take actions that may adversely affect certain industries, securities, or specific companies. Government and/or regulatory intervention may reduce the value of debt and equity securities issued by affected companies and may also severely limit a Fund’s ability to trade those securities.

Sovereign and Government-Related Debt Risk. An investment in sovereign or other government-related debt involves risk, including special risks not present in other types of debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt, or foreign currency exchange rates. Holders of sovereign or other government-related debt may be asked to participate in the rescheduling of such debt and to extend further loans to governmental or government-related entities. To the extent a Fund invests in sovereign or other government-related debt, that Fund may be exposed to the direct or indirect consequences of political, social, and economic changes in various countries, as well as to changes in local tax, insolvency, or other regulatory regimes. A Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations. For example, bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt may be substantially different from those applicable to corporate debt issuers.

U.S. Municipal Bond Risk. Like other bonds, U.S. municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest. In the event of a default in the payment of interest and/or repayment of principal, a Fund may enforce its rights by taking possession of, and managing, the assets securing the issuer’s obligations on such securities. These actions may increase a Fund’s operating expenses. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. State or federal regulation with respect to a specific sector could impact the revenue stream for a given subset of the market. U.S. municipal bonds may be less liquid than other types of bonds, and there may be less publicly available and timely information about the financial condition of municipal issuers than for issuers of other securities. Therefore, the investment performance of a Fund investing in U.S. municipal bonds may be more dependent on the analytical abilities of Dodge & Cox than if the Fund held other types of investments, such as stocks or other types of bonds. The market for U.S. municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to value U.S. municipal bonds or sell such bonds at attractive prices.

Some U.S. municipal bonds are tax-exempt, which means that income from those bonds is non-taxable. A significant restructuring of U.S. federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for tax-exempt municipal bonds is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning tax-exempt municipal bonds. In the case of a default enforcement action where a Fund gains ownership of an income-producing asset, any income derived from the Fund’s ownership or operation of such an asset may not be tax-exempt.

DODGE & COX FUNDS ∎ PAGE 35

HOW TO PURCHASE SHARES

If the Fund’s transfer agent, DST Asset Manager Solutions, or an authorized agent or sub-agent, receives your request in good order before the time as of which the Fund’s shares are priced (normally at the scheduled close of trading on the NYSE, generally 4 p.m. Eastern Time (“ET”), your transactions will be priced at that day’s net asset value per share (“NAV”). If your request is received after that time, it will be priced at the next business day’s NAV. The Funds are offered on a no-load basis. You do not pay sales charges or 12b-1 distribution fees.

	TO OPEN AND MAINTAIN AN ACCOUNT	TO ADD TO AN ACCOUNT
	Minimum Investment* $2,500 (regular account) $1,000 (IRA)	Minimum Investment* $100
BY INTERNET dodgeandcox.com

Current shareholders can visit the Funds’ website and log in to “Account Access” to open additional accounts or to exchange shares from an existing Dodge & Cox Fund account to a new account with the same registration. You can also roll assets over or transfer a lump sum from a non-Dodge & Cox Funds traditional or Roth IRA, or a qualified pension or profit-sharing plan.

New shareholders should visit “Invest with Us” to open an account.

Current shareholders can visit the Funds’ website and log in to “Account Access” to make subsequent investments directly from your pre- established bank account or exchange from another Dodge & Cox Fund account with the same registration.

BY MAIL

Regular Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8422

Boston, MA 02266-8422

Express, Certified or
Registered Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Complete and sign the Account Application or IRA Application with a check for investment. To transfer or rollover from another eligible retirement plan, use the IRA Transfer of Assets Form.

Call 800-621-3979 or visit the Funds’ website at dodgeandcox.com to obtain the appropriate forms.

Mail your check with an Invest-By-Mail form detached from your quarterly statement.

Make your check payable to Dodge & Cox Funds. All checks must be made in U.S. dollars and drawn on U.S. banks.

Important note: The Funds will not accept third party checks (checks not made payable to Dodge & Cox Funds), traveler’s checks, starter checks, or money orders.

Important note: If you buy Fund shares through a registered broker/dealer, financial institution, or investment adviser, the broker/dealer, financial institution, or adviser may charge you a service fee.

*	The Funds reserve the right to waive minimum investment amounts for certain financial intermediaries that use the Funds as part of an asset allocation program, certain retirement plans, and accounts that hold the Funds in omnibus name. Financial intermediaries may impose their own minimum investment amounts.

PAGE 36 ∎ DODGE & COX FUNDS

HOW TO PURCHASE SHARES (continued)

Important note: Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone or internet transactions. This option will become effective approximately 15 business days after the Account Application or Account Options form is received by DST Asset Manager Solutions. The price paid for shares of a Fund will be the next determined NAV after DST Asset Manager Solutions receives your investment instructions in good order. Your order may be canceled if payment is not received by the third business day after your order is placed.

	TO OPEN AND MAINTAIN AN ACCOUNT	TO ADD TO AN ACCOUNT
BY TELEPHONE 800-621-3979

Current shareholders may call Client Services to open an additional account from a pre-established bank account or by exchanging shares from an existing Dodge & Cox Fund account into a new account with the same registration.

New shareholders may not open an account by telephone at this time.

Current shareholders may call the automated system to open an additional account from a pre-established bank account or by exchanging shares from an existing Dodge & Cox Fund account to a new account with the same registration

New shareholders may not open an account by the automated system at this time.

Current shareholders may call Client Services to make subsequent investments directly from a pre-established bank account or to exchange from another Dodge & Cox Fund account with the same registration.
Client Services Monday–Friday 8 a.m.–8 p.m. ET Automated System 7 days a week 24 hours a day		Current shareholders may call the automated system to make subsequent investments directly from a pre-established bank account or to exchange shares from another Dodge & Cox Fund account with the same registration.
BY WIRE Wire to: State Street Bank and Trust Company Boston, MA ABA 0110 0002 8 Deposit DDA 9905-351-4 FFC Dodge & Cox (Fund Name) Fund Fund # / Account # Account Registration	Prior to making an initial investment by wire, a completed Account Application or IRA Application must have been received by the Fund. Once an account number has been assigned, call 800-621-3979 to notify the Fund of your incoming wire transaction.	Call Client Services at 800-621-3979 during business hours to notify the Funds of your incoming wire transaction.
AUTOMATICALLY	The Funds offer ways to invest automatically. Call Client Services at 800-621-3979 or visit the Funds’ website at dodgeandcox.com to initiate automatic trading. You may also download the Account Options Form or IRA Options Form to establish this service. See Automatic Investment Plan.

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

Certain institutional investors may be eligible to establish pre-authorized fax transaction privileges.

Important Information About Purchases. To help the government prevent the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. For your account to be in good order, the Funds must obtain the following information:

∎	Name;
∎	Date of birth (for individuals);

DODGE & COX FUNDS ∎ PAGE 37

∎	Physical residential address (post office boxes are still permitted for mailing); and
∎	Social Security Number, Taxpayer Identification Number, or other identifying number.

Following receipt of your information, the Funds are required to verify your identity. You may be asked to provide certain other documentation (such as a copy of a driver’s license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons. Effective May 11, 2018, additional information regarding beneficial ownership and control persons must be provided for certain types of legal entities.

The USA PATRIOT Act prohibits the Funds and other financial institutions from opening accounts unless the minimum identifying information listed above is received and the Funds can verify your identity. If the Funds are unable to verify your identity, the Funds are required to not open your account, close your account, or take other steps the Funds deem reasonable.

All purchases are subject to acceptance by a Fund, and the price of the shares will be the NAV which is next computed after receipt by DST Asset Manager Solutions, or other authorized agent or sub-agent, of the purchase in proper form (see Pricing of Fund Shares). If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses (including a $20 fee) incurred by a Fund or DST Asset Manager Solutions, and a Fund can redeem shares you own in this or another identically registered Dodge & Cox Fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. All purchases will be invested in full and fractional shares, and you will receive a confirmation statement.

If you fail to furnish a Fund with your correct and certified Social Security or Taxpayer Identification Number, the Fund may be required to withhold federal income tax (backup withholding) from dividends, capital gain distributions, and redemptions.

The Funds and their agents reserve the right to accept initial purchases by telephone; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud); to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may have occurred; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

Notice to Non-U.S. Individual Shareholders: The Funds and their shares are only registered in the United States. Regulations outside of the United States may restrict the sale of shares to certain non-U.S. residents or subject certain shareholder accounts to additional regulatory requirements. As a result, individuals resident in a Member State of the European Union are not eligible to invest in the Funds. The Funds reserve the right, however, to sell shares to certain other non-U.S. investors in compliance with applicable law. If a current shareholder of a Fund provides a non-U.S. address, this will be deemed a representation and warranty from such investor that he/she is not a U.S. resident and will continue to be a non-U.S. resident unless and until the

Fund is notified of a change in the investor’s resident status. Any current shareholder that has a resident address outside of the United States may be restricted from purchasing additional Shares.

Information Regarding Purchases of the Dodge & Cox International Stock Fund. The Dodge & Cox International Stock Fund closed to new investors on January 16, 2015 (the “Close Date”), with certain limited exceptions. You may not exchange shares of other Dodge & Cox Funds for shares of the Dodge & Cox International Stock Fund unless you are an existing shareholder of the International Stock Fund. Please call 800-621-3979 if you have any questions regarding your eligibility to purchase shares of the International Stock Fund.

Purchases of shares of the Dodge & Cox International Stock Fund must qualify under one of the following exceptions:

Existing Shareholders — An existing shareholder of the Fund (either directly or through an intermediary) may:

(i)	add to the shareholder’s account through the purchase of additional Fund shares, either with cash or through the reinvestment of dividends and cash distributions;
(ii)	open a new UGMA/UTMA account for which the shareholder is the custodian; or
(iii)	open a new account that is registered in the shareholder’s name or has the same taxpayer identification or social security number assigned to it in connection with a distribution or roll-over from an individual retirement account, 401(k) plan or other defined contribution retirement plan that is invested in the Fund. This exception applies only to individuals or institutions opening accounts for their own benefit and does not apply to institutions opening accounts on behalf of their clients. Institutions that maintain omnibus account arrangements with the Fund are not allowed to purchase shares of the Fund in their omnibus accounts for clients who do not currently own shares of the Fund unless the client is eligible to open an account under one of the other criteria listed herein.

Retirement Plans — A defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plan or 457 plan that offers the Fund may open new participant accounts within the plan. Participants in a plan may not open a new account outside of the plan except in connection with a distribution or rollover as described above.

Gifts — An individual may receive shares of the Fund as a gift from a family member who is an existing shareholder of the Fund.

Charities — A charitable foundation or trust may receive shares of the Fund from an existing shareholder of the Fund.

Financial Intermediaries Using Fee-Based Advisory Programs — A financial intermediary that invested in the Fund for its advisory clients through a fee-based program (such as a model portfolio or a recommended list) as of the Close Date may invest in the Fund through any such program on behalf of new and existing clients. The Fund is not available to financial intermediaries that have not been invested in the Fund on behalf of their fee-based advisory clients continuously since the Close Date. Further, the Fund is not available to new investors through programs that impose commissions or transaction-based fees on the purchase of Fund shares.

PAGE 38 ∎ DODGE & COX FUNDS

Certain Dodge & Cox Affiliates — Current trustees or officers of the Dodge & Cox Funds, employees of Dodge & Cox, or a member of the immediate family of any of these persons may invest in the Fund.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above.

Some trading platforms may not be able to accommodate investments in the Fund based on the conditions described above. Management reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund; and (iii) close or re-open the Fund to new or existing shareholders at any time. An investment is subject to management’s determination of your eligibility to buy shares of the Fund and you may be required to provide additional documentation or otherwise demonstrate eligibility before an investment is accepted.

The Dodge & Cox International Stock Fund’s closing does not restrict you from redeeming shares of the Fund. The Dodge & Cox Stock, Global Stock, Balanced, Income and Global Bond Funds remain open to all investors.

HOW TO REDEEM OR EXCHANGE SHARES

You may withdraw any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined NAV after DST Asset Manager Solutions or an authorized agent or sub-agent receives all required documents in good order.

Good order means that the request includes:

∎	Fund name and account number;
∎	Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);
∎	Signatures of all owners exactly as registered on the account (for written requests);
∎	Medallion Signature Guarantee, if required (see Medallion Signature Guarantees);
∎	Any certificates you are holding for the account; and
∎	Any supporting legal documentation that may be required.
∎	Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory named on a certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) that accompanies the request or is on file with DST Asset Manager Solutions.

Sale or exchange requests received after the time as of which the Fund’s shares are priced (normally at the scheduled close of trading on the NYSE, generally 4 p.m. ET) are processed at the next business day’s NAV. No interest will accrue on amounts represented by uncashed redemption checks.

The Funds reserve the right to close any account in which the balance falls below the minimum initial investment.

ACCOUNT TYPE
BY INTERNET dodgeandcox.com

All Accounts (Except retirement plans, corporate, and certain institutional accounts)

Visit the Funds’ website at dodgeandcox.com and log in to “Account Access” to place a sell order.

All Accounts (except retirement plans, corporate, and certain institutional accounts)

You may exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.

BY MAIL

Regular Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8422

Boston, MA 02266-8422

Express, Certified or Registered Mail:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

All Accounts

Visit the Funds’ website at dodgeandcox.com and download, complete, and mail in the Redemption Request Form for a taxable account or an IRA Distribution Request Form for an IRA to sell shares. These forms can also be obtained by calling Client Services at 800-621-3979.

Current shareholders may exchange shares into a new account with the same registration by providing written instructions. To exchange shares into an account with a different registration (including a different name, address, or taxpayer identification number, you must provide DST Asset Manager Solutions with written instructions that include the Medallion guaranteed signature of all current account owners. See Medallion Signature Guarantees and Change in Account Registration and Transfer of Shares.

DODGE & COX FUNDS ∎ PAGE 39

BY TELEPHONE 800-621-3979 Client Services Monday–Friday 8 a.m.–8 p.m. ET Automated System 7 days a week 24 hours a day

All Accounts

You may call Client Services during business hours to sell or exchange shares. You can exchange shares from a Fund to open an account in another Fund or to add to an existing account with an identical registration.

All Accounts (except IRAs, retirement plans, corporate, and certain institutional accounts)

You may call the automated system at any time to place a sell order.

All Accounts Including IRAs (except certain retirement plans, corporate, and certain institutional accounts)

You may exchange shares from a Fund to open an account in another Fund or to add to an existing account with identical registration.

Telephone conversations may be recorded or monitored for verification, recordkeeping, and quality-assurance purposes.

AUTOMATICALLY	The Funds offer ways to sell shares automatically. Call Client Services at 800-621-3979 or visit the Funds’ website at dodgeandcox.com to initiate automatic trading. You may also request or download the Account Options Form or IRA Distribution Request Form to establish this service. See Automatic Redemption Plan.

REDEMPTION PAYMENTS MAY BE MADE BY CHECK, WIRE, OR ACH

By Check Checks will be made payable to you and will be sent to your address of record. If the proceeds of the redemption are requested to be sent to other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) Medallion guaranteed.

By Wire The Fund will wire redemption proceeds only to the bank account designated on the Account Application or in written instructions — with Medallion signature guarantee — received with the redemption order.

By ACH Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the Account Application. There is a $100 minimum per ACH transfer.

Medallion Signature Guarantees You will need to have your signature Medallion guaranteed in certain situations, such as:

∎	Sending redemption proceeds to any person, address, or bank account not on record; or
∎	Transferring redemption proceeds to a Dodge & Cox Fund account with a different registration (name/ownership) from yours.

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Redemptions-in-kind The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s NAV. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. In addition, if a Fund pays redemption proceeds with less liquid securities, the redeeming shareholder will bear the risk of not being able to sell such securities. Some shareholders may be paid in whole or in part in securities (which may differ among shareholders), while other shareholders may be paid entirely in cash, even with respect to redemptions on the same date. There may be practical limitations on a Fund’s ability to effectuate redemptions in-kind, and it may not be possible for a Fund to exercise its right to redeem a shareholder in-kind under certain circumstances.

The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

IRAs Redemption requests for Traditional IRAs must include instructions regarding federal income tax withholding. Unless you have elected otherwise, your redemptions will be subject to income tax withholding. State withholding may also apply.

Important Information About Redemptions Under certain circumstances, DST Asset Manager Solutions may require additional documents, including stock powers with signatures Medallion guaranteed, trust instruments, death certificates, appointments as executor, and certificates of corporate authority. If certificates have been issued for any of the shares to be redeemed, such certificates must be delivered to DST Asset Manager Solutions. For any questions regarding documentation or signature requirements for trusts, estates, corporations, etc., please call Client Services (800-621-3979).

The redemption price will be the NAV which is next computed after receipt of a redemption request in good order (see

PAGE 40 ∎ DODGE & COX FUNDS

Pricing of Shares) by DST Asset Manager Solutions or other authorized agent or sub-agent. The redemption price may be more or less than your cost, depending upon the market value of a Fund’s investments at the time of redemption.

If, subsequent to placing a redemption order, market fluctuations cause the value of your account to fall below the requested redemption amount, your entire account will be redeemed.

Redemption payments are made as soon as practicable, generally within two business days, but under normal circumstances no later than the seventh day after the effective date for redemption, or within such shorter period as may legally be required. If shares are redeemed within two weeks of purchase, a Fund may delay payment of the redemption proceeds until your purchase check or ACH purchase has cleared, which may take up to 15 days. Any redemption where payment has not cleared by the 15th day will be cancelled.

There is no such delay when shares being redeemed were purchased by wiring Federal funds. The Funds may suspend your redemption right or postpone payment at times when the NYSE is closed, trading on the NYSE is restricted, or under any emergency or other circumstances as determined by the SEC.

Under normal conditions, the Funds typically expect to meet shareholder redemptions by monitoring each Fund’s portfolio and redemption activities and by regularly holding a reserve of highly liquid assets, such as cash or cash equivalents. In periods of unusually high redemptions, during stressed market conditions or for other temporary or emergency purposes, a Fund may be required to use additional methods to meet shareholder redemptions. These methods include, but are not limited to, selling securities or otherwise liquidating investments, drawing on a credit facility to fund redemption requests, participating in an interfund lending facility, and making payment with Fund securities or other Fund assets rather than in cash (as discussed under “Redemptions-in-kind” above).

Exchanging Shares. An exchange is treated as a redemption and a purchase; therefore, you may realize a taxable gain or loss. You should read the current prospectus of the Fund into which the exchange is being made.

There is a $1,000 minimum for all exchanges. If a new account is being opened by exchange, the minimum investment requirements must be met. After the exchange, the account from which the exchange is made must have a remaining balance of at least $2,500 ($1,000 for an IRA) in order to remain open. The Funds reserve the right to terminate or materially modify the exchange privilege upon 60 days’ advance notice to shareholders.

Telephone and Internet Transactions. By using telephone or internet purchase, redemption, and/or exchange options, you agree to hold the Funds, Dodge & Cox, DST Asset Manager Solutions, and each of their respective directors, trustees, officers, employees, and agents harmless from any losses, expenses, costs, or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to decline these options. By permitting telephone or internet redemptions for your account, you may be giving up a measure of security that you might have if you were to redeem your shares in writing. In addition, interruptions in service may mean that you will be unable to effect a redemption by telephone or internet when desired. For any questions regarding telephone or Internet transactions please call Client Services (800-621-3979). If a Fund does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the Fund may be liable for losses due to unauthorized or fraudulent instructions.

If you are unable to reach a Fund by telephone or via the internet because of technical difficulties, market conditions, or a natural disaster, you should make purchase, redemption, and exchange requests by regular or express mail. You may experience delays in exercising telephone redemption privileges, including during periods of abnormal market activity. During periods of volatile economic or market conditions, you may want to consider transmitting redemption orders by internet or overnight courier.

If an account has multiple owners, a Fund may rely on the instructions of any one account owner. You should note that purchase and sales orders will not be canceled or modified once received in good order.

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Funds, Dodge & Cox, DST Asset Manager Solutions, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customers.

Payments to Certain Employee Benefit Plan Financial Intermediaries Dodge & Cox, at its expense without additional cost to the Funds or their shareholders, may provide additional compensation to certain employee benefit plan financial intermediaries with respect to the Funds. These payments may be made, at the discretion of Dodge & Cox, for shareholder recordkeeping or other administrative services provided to eligible defined contribution employee benefit plans holding the Funds. The level of payments made to such a qualifying employee benefit plan financial intermediary in any given year

DODGE & COX FUNDS ∎ PAGE 41

will equal approximately 0.10% of the market value of the Stock, Global Stock, International Stock, and Balanced Fund accounts and 0.08% of the market value of the Income and Global Bond Fund accounts serviced by the financial intermediary. A number of factors will be considered in determining whether compensation should be paid to a financial intermediary, including the qualifying financial intermediary’s willingness to enter into an Administrative Service Agreement (or equivalent), the recordkeeping, reporting, or other services to be provided, and the quality of the relationship with such Funds. Dodge & Cox makes these payments to help defray the costs incurred by qualifying financial intermediaries in connection with efforts to maintain employee benefit plan accounts for participants in a cost-efficient manner; however, Dodge & Cox does not audit the financial intermediaries to verify the extent or nature of services provided. Dodge & Cox will, on a periodic basis, determine the advisability of continuing these payments. These payments may be more or less than the payments received by financial intermediaries with respect to other mutual funds and may influence your financial intermediary to make available a Fund over other mutual funds. You should ask your financial intermediary about these differing and divergent interests and how it is compensated for administering your Fund investment.

EXCESSIVE TRADING LIMITATIONS

The Funds are intended for long-term investment purposes and not for market timing or excessive short-term trading (“excessive trading”). The Funds’ Board of Trustees has approved policies and procedures designed to detect and deter excessive trading in the Funds.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, a Fund may consider that you have violated the excessive trading policy if it determines:

∎	You sell or exchange shares within a short period of time after the shares were purchased;
∎	You enter into a series of transactions that is indicative of an excessive trading pattern or strategy; or
∎	The Fund reasonably believes that you have engaged in such practices in connection with other mutual funds.

Certain transactions are exempt from the excessive trading policy:

∎	Shares purchased through reinvested distributions (dividends and capital gains);
∎	Shares purchased through an automatic investment plan;
∎	Shares sold through an automatic redemption plan;
∎	Scheduled retirement plan contributions;
∎	Required distributions from individual retirement accounts (IRA), pension or other retirement plans, and charitable organizations or endowments;
∎	IRA transfers of assets, Roth IRA conversions, or IRA recharacterizations;
∎	Shares purchased or sold through certain “fund of funds” and asset allocation programs; and
∎	Certain transactions initiated by a trustee or adviser to a donor-advised charitable gift fund.

Excessive trading may present risks to you and to a Fund in which you are a shareholder, including negative impact on the Fund’s performance, dilution in the value of its shares, interference with the efficient management of the Fund’s portfolio, losses on the sale of investments if securities are sold at unfavorable prices, increased taxable gains to remaining shareholders resulting from the need to sell securities to meet redemption requests, and increased brokerage and administrative costs. These risks may be greater to the extent a Fund invests in non-U.S. securities, which are believed to be more susceptible to pricing inefficiencies and time zone arbitrage. Time zone arbitrage may occur because of time zone differences between the foreign markets on which the Funds’ non-U.S. portfolio securities trade and the time as of which the Funds’ NAV is calculated. For example, traders engaging in time zone arbitrage may seek to exploit changes in the value of the Funds’ portfolio securities that result from events occurring after foreign market prices are established, but before calculation of the Funds’ NAV. Arbitrageurs who are successful may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value. The Funds have pricing and valuation procedures that are intended to reduce the potential for dilution and other adverse effects that can result from pricing inefficiencies. Although the Funds’ excessive trading policy and pricing and valuation procedures are designed to prevent time zone arbitrage, there can be no assurances that such policies and procedures will be completely effective. See Pricing of Fund Shares.

Trade Activity Monitoring The Funds monitor selected trades on a daily basis. Trade activity monitoring may include: reviewing accounts where a purchase and sale occurs within a short period of time; reviewing transaction amount thresholds; and making comparisons against the Funds’ “known offenders” database, which contains information about investors who have violated the excessive trading policy in the past. If the Funds determine that an investor has engaged in excessive trading, the Funds may temporarily or permanently restrict the account from subsequent purchases (including purchases by exchange). In determining whether to take such actions, the Funds seek to act in a manner that is consistent with the best interests of Fund shareholders. The Funds may consider the trading history of accounts under common ownership or control for the purpose of enforcing the excessive trading policy. If a Fund believes that trading activity that appears excessive may be for legitimate purposes, the Fund may permit the investor to justify the activity. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by a Fund.

The Funds or an authorized agent or sub-agent may reject any purchase order (including exchange purchases) by any investor or group of investors indefinitely, with or without prior notice to the investor, for any reason, including, in particular, purchases that

PAGE 42 ∎ DODGE & COX FUNDS

they believe are attributable to excessive traders or are otherwise excessive or potentially disruptive to a Fund. Such purchase orders may be revoked or cancelled by a Fund on the next business day after receipt of the order.

The application of the Funds’ excessive trading policy involves judgments that are inherently subjective and involve some selectivity in their application. The Funds, however, seek to make judgments that are consistent with the interests of the Funds’ shareholders. No matter how the Funds define excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of a Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Funds will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading.

Financial Intermediaries In general, it is the Funds’ expectation that each financial intermediary will enforce either the Funds’ or its own excessive trading policy. As a general matter, the Funds do not directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by financial intermediaries. Although the Funds have entered into information sharing agreements with financial intermediaries, which give the Funds the ability to request information regarding the trading activity of beneficial owners and to prohibit further purchases by beneficial owners who violate the Funds’ excessive trading policy, the ability of the Funds to monitor, detect, and curtail excessive trading through financial intermediaries’ accounts may be limited, and there is no guarantee that the Funds will be able to identify shareholders who may have violated the Funds’ excessive trading policy. Depending on the portion of Fund shares held through such financial intermediaries, excessive trading through financial intermediaries could adversely affect Fund shareholders. Fund shareholders who invest through Financial Intermediaries should contact the financial intermediary regarding its excessive trading policies, which may impose different standards and consequences for excessive trading.

OTHER TRANSACTION INFORMATION

Change in Account Registration and Transfer of Shares Changes in account registrations, such as changing the name(s) on your account or transferring shares to another person or legal entity, must be submitted in writing and may require a Medallion signature guarantee. If, subsequent to making a transfer request, market fluctuations cause the value of your account to fall below the requested transfer amount, your entire account will be transferred. Please call Client Services at 800-621-3979 or visit the Funds’ website at dodgeandcox.com and request or download the Change of Registration Form, the Gift of Shares Form, or the Inheritance Form to effect this change.

ESCHEATMENT OF ABANDONED PROPERTY

The following information provides a general summary of U.S. states’ unclaimed or abandoned property laws. A Fund may be required to escheat (transfer to the state) your assets if they are deemed abandoned under a state’s unclaimed or abandoned property law.

Abandoned Property State unclaimed or abandoned property laws generally apply to both:

∎	Unclaimed securities, including shares of the Fund; and
∎	Uncashed dividends or other distributions from the Fund.

In the event that uncashed dividends or other distributions are deemed abandoned, the amounts of such dividends or distributions will be required to be reported and remitted to the applicable state. The state is required to hold such amounts until reclaimed by the owner, but will generally not pay interest on any amounts that are reclaimed.

In the event that your shares of a Fund are deemed abandoned, the Fund will be required to escheat or deliver the shares to the applicable state. The state is then typically permitted to sell or liquidate the shares at the prevailing market price. In the event that you seek to reclaim the escheated shares after they have been liquidated, you will generally be able to recover only the amount received by the state when it sold the shares, and not any appreciation that may otherwise have been realized had the shares not been liquidated. The escheat of shares to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA. You should consult your tax adviser for advice about the particular tax consequences associated with the escheatment of your shares.

The rules for determining when a security or security distribution is required to be reported and delivered to the state vary considerably by state and may depend on the type of account in which the security is held. Some states require escheatment if you have had no contact with the Fund within a specified time period (generally, three or five years). Other states require escheatment only if mailings sent to you are returned as undeliverable by the United States Postal Service. Other states may apply different rules.

Please check your state’s unclaimed or abandoned property department website for specific information.

Escheatment Prevention In order to prevent your assets from being deemed abandoned and escheated to a state, we recommend that you maintain contact with the Fund in a manner that demonstrates activity under the relevant state’s laws. For example, accessing your account through the Funds’ secure website at dodgeandcox.com on at least an annual basis could prevent your account from being deemed abandoned under the laws of some, but not all, states. In some states, calling into Client Services at 800-621-3979 and going through the automated security verification process or speaking to a Client Service representative may satisfy the activity requirements. Additionally, please notify us of any name or address changes immediately and cash dividend and redemption checks from your account(s) promptly.

DODGE & COX FUNDS ∎ PAGE 43

PRICING OF FUND SHARES

The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. ET, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

If a Fund, or its authorized agent or sub-agent, receives your request in good order before the time as of which a Fund prices its shares (normally at the scheduled close of trading on the NYSE, generally 4 p.m. ET), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV.

A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than the normally scheduled close of trading.

Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over-the-counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar investments, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon the sale of the securities.

If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Funds’ investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.

As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.

Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Income dividends and capital gain distributions are reinvested in additional Fund shares in your account unless you select another option on your Account Application. The advantage of reinvesting arises from compounding; that is, you receive income dividends and capital gain distributions on an increasing number of shares. Income dividends and capital gains distributions not reinvested are paid by check or transmitted to your bank account electronically using the ACH network.

Important tax note: A Fund’s income dividends and capital gains distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal and state income tax.

PAGE 44 ∎ DODGE & COX FUNDS

Income Dividends Dodge & Cox Stock, Balanced, Income, and Global Bond Funds normally pay dividends of substantially all of its income (if any) quarterly in March, June, September, and December, but may pay less frequently. Dodge & Cox Global Stock Fund and International Stock Fund normally pay dividends (if any) annually in December.

Capital Gain Distributions If a Fund has net capital gains for the period January through October, those gains are generally paid in December. If a Fund has additional net capital gains for the period November through December, those additional gains are generally paid in March (for the Stock, Balanced, Income, and Global Bond Funds) or December (for the International Stock and Global Stock Funds) of the following year. A Fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Buying a Distribution: Unless you are investing through a tax-deferred retirement account (such as an IRA or 401(k) plan), it may not be to your advantage to buy shares of a Fund shortly before the Fund makes a distribution. This is known as “buying a distribution.” Buying a distribution can cost you money in taxes as you will receive, in the form of a taxable distribution, a portion of the money you just invested. To avoid buying a distribution, check the Fund’s distribution schedule (which can be found at dodgeandcox.com or by calling 800-621-3979) before you invest.

In February, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you during the previous year. This information will also be reported to the IRS.

FEDERAL INCOME TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should consult your own tax adviser for advice about the particular federal, state, and local or foreign tax consequences to you of investing in a Fund.

Taxes and Income Dividends and Capital Gains Distributions Each Fund will distribute substantially all of its income and capital gains to its shareholders every year.

In general, if your Fund shares are held in a taxable account, you will be taxed on dividends you receive from a Fund, regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If a Fund declares a dividend in October, November, or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Under current law, a portion of the income dividends paid to you by a Fund may be qualified dividends subject to a maximum tax rate of either 15% or 20%, depending on whether your income exceeds certain threshold amounts. In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend.

Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions are currently generally taxed at a maximum rate of either 15% or 20%, depending on whether your income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

Each Fund you invest in will send you a tax report each year. The report will tell you which dividends must be treated as taxable ordinary income, qualified dividends, or long-term capital gains.

Part of Dodge & Cox Stock, Global Stock, International Stock, and Balanced Funds’ income dividends may be eligible for the 50% deduction for dividends received by corporations. Foreign taxes paid by Dodge & Cox Global Stock Fund and International Stock Fund, on its investments may, subject to certain limitations, be passed through to you as a foreign tax credit, assuming the Fund satisfies certain requirements. State taxation of distributions to shareholders varies from state to state.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax (currently at a rate of 24%) on all taxable distributions payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you or a Fund have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Cost Basis and Taxes on Sales (Redemptions) and Exchanges If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell your Fund shares or exchange them for shares of a different Fund. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them.

Your total cost basis is generally the original amount paid for Fund shares, plus the value of reinvested dividends and capital gains distributions. If you acquire Fund shares on or after January 1, 2012, generally referred to as “covered shares,” and subsequently sell or

DODGE & COX FUNDS ∎ PAGE 45

exchange those shares, the Fund is required to report cost basis information to you and to the IRS. Unless you specify an alternate cost basis method, the Funds will default to the average cost method when calculating cost basis. If you hold Fund shares in an account held by a broker/dealer, financial institution, or investment adviser, that firm may select a different default method. In those cases, please contact the firm holding your account to obtain information with respect to the cost basis calculation methods available for your account.

Additional information about cost basis reporting is available at dodgeandcox.com/cost basis.

Foreign Shareholders Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.

FUND ORGANIZATION AND MANAGEMENT

Fund Organization Dodge & Cox Funds, a Delaware statutory trust (the “Trust”), is a family of six no-load mutual funds. Dodge & Cox Balanced Fund was established in 1931; Dodge & Cox Stock Fund in 1965; Dodge & Cox Income Fund in 1989; Dodge & Cox International Stock Fund in 2001; Dodge & Cox Global Stock Fund in 2008; and Dodge & Cox Global Bond Fund in 2014.

Investment Manager Dodge & Cox, a California corporation, has served as investment manager to the Funds and their predecessors since inception. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930. Dodge & Cox is located at 555 California Street, 40th Floor, San Francisco, California 94104.

Dodge & Cox’s activities are devoted to investment research and the supervision of investment accounts for individuals and institutions. Dodge & Cox Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Global Bond Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund. Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million. Until April 30, 2019, Dodge & Cox has contractually agreed to reimburse the Dodge & Cox Global Bond Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets at 0.45%. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. An expense reimbursement agreement has been in effect since the Global Bond Fund’s inception, without which returns for the Fund would have been lower.

A discussion regarding the basis for the Board of Trustees approving the Funds’ Investment Management Agreements is available in each Fund’s Annual Report, which covers the 12-month period ending December 31 each year.

The Board of Trustees’ primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Dodge & Cox and other service providers in order to provide necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor a Fund’s summary prospectus, the SAI, any documents filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Board of Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus, or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents, or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions, and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

Wholly-Owned Subsidiaries The Dodge & Cox Global Stock Fund and Dodge & Cox International Stock Fund may invest in the Dodge & Cox Global Stock Fund Cayman, Ltd. and Dodge & Cox International Stock Fund Cayman, Ltd., respectively, each of which is a wholly owned subsidiary of the respective Fund organized under the laws of the Cayman Islands (each a “Cayman Subsidiary”). The Dodge & Cox Global Bond Fund may also establish a similar wholly owned subsidiary if deemed advisable by Dodge & Cox. Each Fund may invest in its Cayman Subsidiary to gain exposure to non-U.S. registered securities. Each Cayman Subsidiary has entered into a separate Investment Management Agreement with Dodge & Cox for the management and administration of the Cayman Subsidiary’s portfolio. Dodge & Cox is not compensated by a Cayman Subsidiary for the services it provides to the Cayman Subsidiary. As described above, Dodge & Cox receives a management fee from each Fund based on the average daily net assets of the Fund, which includes any amounts invested in a Cayman Subsidiary. The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund will each bear the operating expenses of the relevant Cayman Subsidiary.

PAGE 46 ∎ DODGE & COX FUNDS

INVESTMENT COMMITTEES

U.S. EQUITY INVESTMENT COMMITTEE

The Dodge & Cox Stock Fund’s investments and the stock portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), and in general no single USEIC member is primarily responsible for making investment recommendations for the Stock and Balanced Funds. USEIC is also responsible for determining the asset allocation of the Dodge & Cox Balanced Fund. USEIC consists of the following nine members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Charles F. Pohl	Chairman and Trustee	Chairman (since 2013), Co-President (2011-2013), and Director of Dodge & Cox; Chief Investment Officer and member of USEIC, GEIC, IEIC, and USFIIC	34
C. Bryan Cameron	Vice President	Senior Vice President of Dodge & Cox; Director of Research and member of USEIC and IEIC	35
Diana S. Strandberg	Senior Vice President	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of USEIC, GEIC, IEIC, and GFIIC (2014-January 2018))	30
David C. Hoeft	Vice President	Senior Vice President and Director of Dodge & Cox; Associate Director of Research and member of USEIC and GEIC (since 2016)	25
Wendell W. Birkhofer	Vice President	Senior Vice President (since 2016) and Vice President (until 2016) of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of USEIC	31
Steven C. Voorhis	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC and GEIC	22
Philippe Barret, Jr.	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2013)	14
Kathleen G. McCarthy	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2016)	11
Karol Marcin	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since January 2018) and GEIC	18

DODGE & COX FUNDS ∎ PAGE 47

GLOBAL EQUITY INVESTMENT COMMITTEE

The Dodge & Cox Global Stock Fund’s investments are managed by Dodge & Cox’s Global Equity Investment Committee (“GEIC”), and in general no single GEIC member is primarily responsible for making investment recommendations for the Fund. GEIC consists of the following seven members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Charles F. Pohl	Chairman and Trustee	Chairman (since 2013), Co-President (2011-2013), and Director of Dodge & Cox; Chief Investment Officer and member of USEIC, GEIC, IEIC, and USFIIC	34
Diana S. Strandberg	Senior Vice President	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of USEIC, GEIC, IEIC, and GFIIC (2014-January 2018)	30
David C. Hoeft	Vice President	Senior Vice President and Director of Dodge & Cox; Associate Director of Research and member of USEIC and GEIC (since 2016)	25
Roger G. Kuo	Vice President	Senior Vice President and Director (since 2016) of Dodge & Cox; Research Analyst and member of GEIC and IEIC	20
Steven C. Voorhis	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC and GEIC	22
Karol Marcin	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since January 2018) and GEIC	18
Lily S. Beischer	Vice President	Vice President of Dodge & Cox; Research Analyst and member of GEIC	17

PAGE 48 ∎ DODGE & COX FUNDS

INTERNATIONAL EQUITY INVESTMENT COMMITTEE

The Dodge & Cox International Stock Fund’s investments are managed by Dodge & Cox’s International Equity Investment Committee (“IEIC”), and in general no single IEIC member is primarily responsible for making investment recommendations for the Fund. IEIC consists of the following nine members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Charles F. Pohl	Chairman and Trustee	Chairman (since 2013), Co-President (2011-2013), and Director of Dodge & Cox; Chief Investment Officer and member of USEIC, GEIC, IEIC, and USFIIC	34
Diana S. Strandberg	Senior Vice President	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of USEIC, GEIC, IEIC, and GFIIC (2014-January 2018)	30
C. Bryan Cameron	Vice President	Senior Vice President of Dodge & Cox; Director of Research and member of USEIC and IEIC	35
Roger G. Kuo	Vice President	Senior Vice President and Director (since 2016) of Dodge & Cox; Research Analyst and member of GEIC and IEIC	20
Mario C. DiPrisco	Vice President	Vice President of Dodge & Cox; Research Analyst and member of IEIC	20
Keiko Horkan	Vice President	Vice President of Dodge & Cox; Research Analyst and member of IEIC	18
Richard T. Callister	Vice President	Vice President of Dodge & Cox; Research Analyst and member of IEIC	16
Englebert T. Bangayan	Vice President	Vice President of Dodge & Cox; Research Analyst and member of IEIC (since 2015)	16
Raymond J. Mertens	Vice President	Vice President of Dodge & Cox; Research Analyst and member of GEIC (2014-January 2018) and IEIC (since January 2018)	15

DODGE & COX FUNDS ∎ PAGE 49

U.S. FIXED INCOME INVESTMENT COMMITTEE

The Dodge & Cox Income Fund’s investments and the debt portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s U.S. Fixed Income Investment Committee (“USFIIC”), and in general no single USFIIC member is primarily responsible for making investment recommendations for the Balanced and Income Funds. USFIIC consists of the following ten members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Dana M. Emery	President and Trustee	Chief Executive Officer (since 2013), President (since 2013), Co-President (2011-2013), and Director of Dodge & Cox; Director of Fixed Income and member of USFIIC and GFIIC (since 2014)	35
Charles F. Pohl	Chairman and Trustee	Chairman (since 2013), Co-President (2011-2013), and Director of Dodge & Cox; Chief Investment Officer and member of USEIC, GEIC, IEIC, and USFIIC	34
Thomas S. Dugan	Vice President	Senior Vice President and Director of Dodge & Cox; Associate Director of Fixed Income and member of USFIIC and GFIIC (since 2014)	24
Larissa K. Roesch	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of USFIIC	21
James H. Dignan	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC (since 2014)	19
Anthony J. Brekke	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC	15
Adam S. Rubinson	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC (since 2014)	16
Lucinda I. Johns	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USFIIC and GFIIC (since 2014)	16
Nils M. Reuter	Vice President	Vice President of Dodge & Cox; Research Analyst, Trader, and member of USFIIC (since January 2018)	15
Michael Kiedel	Vice President	Vice President of Dodge & Cox; Research Analyst, Trader, and member of USFIIC (since January 2018)	10

PAGE 50 ∎ DODGE & COX FUNDS

GLOBAL FIXED INCOME INVESTMENT COMMITTEE

The Dodge & Cox Global Bond Fund’s investments are managed by Dodge & Cox’s Global Fixed Income Investment Committee (“GFIIC”), and in general no single GFIIC member is primarily responsible for making investment recommendations for the Fund. The GFIIC consists of the following six members:

Committee Member	Position(s) with Funds	Business Experience During the Past Five Years	Years with Dodge & Cox
Dana M. Emery	President and Trustee	Chief Executive Officer (since 2013), President (since 2013), Co-President (2011-2013), and Director of Dodge & Cox; Director of Fixed Income and member of USFIIC and GFIIC (since 2014)	35
Thomas S. Dugan	Vice President	Senior Vice President and Director of Dodge & Cox; Associate Director of Fixed Income and member of USFIIC and GFIIC (since 2014)	24
James H. Dignan	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC (since 2014)	19
Adam S. Rubinson	Vice President	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC (since 2014)	16
Lucinda I. Johns	Vice President	Vice President of Dodge & Cox; Research Analyst and member of USFIIC and GFIIC (since 2014)	16
Matthew B. Schefer	Vice President	Vice President of Dodge & Cox; Research Analyst, and member of GFIIC (since January 2018)	10

The SAI provides additional information about the Dodge & Cox investment committee members’ compensation, other accounts managed by the members, and the members’ ownership of securities in the Funds.

DODGE & COX FUNDS ∎ PAGE 51

INVESTMENT INFORMATION AND SHAREHOLDER SERVICES

STATEMENTS AND REPORTS	As a shareholder of the Fund you will receive the following statements and reports:
Confirmation Statement	Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction, except purchases through the Automatic Investment Plan and dividend and capital gain distributions, which will be confirmed only on your account statement.
Account Statement	Mailed quarterly; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year. You should contact Client Services immediately regarding any errors or discrepancies on the statement confirming your transaction(s). The statement will be deemed correct if we do not hear from you within 90 days.
Fund Financial Reports	Mailed in February and August.
Tax Statements	Generally mailed by January 31st; reports previous year’s dividend distributions, proceeds from the sale of shares, and distributions from IRAs.

The Funds offer you the following services: (call Client Services at 800-621-3979, write, or visit the Funds’ website at dodgeandcox.com for forms and additional information.)

Electronic Delivery of Reports and Prospectus Your Fund reports and the Funds’ prospectus can be delivered to you electronically, if you prefer. If you are a registered user of dodgeandcox.com, you can consent to the electronic delivery of Fund reports by logging on and changing your preferences. You can revoke your electronic consent at any time, and we will send paper copies of Fund reports within 30 days of receiving your notice.

Web Access Information on the Funds is available at dodgeandcox.com.

On the site you can:

∎	Open a new account;
∎	View your account balances and recent transactions;
∎	View or download your account statements, confirmation statements, and tax forms;
∎	Purchase, redeem, and exchange Fund shares;
∎	Learn more about Dodge & Cox’s approach to investing;
∎	Review the objectives, strategies, characteristics, and risks of the Funds;
∎	Review the Funds’ daily NAVs and performance;
∎	Download or order the Funds’ prospectus and Account Applications, shareholder reports, IRA information, and other forms; and
∎	Sign up for electronic delivery of the Funds’ prospectus, shareholder reports, proxy materials, account statements, and tax forms.

Telephone Services The Funds provide toll-free access (800-621-3979) to Fund and account information 24 hours a day, 7 days a week. The system provides total returns, share prices, and price changes for the Funds and gives your account balances and history (e.g., last transaction, latest dividend distribution). For certain account types, you can purchase, redeem, and exchange Fund shares.

Automatic Investment Plan You may make regular monthly, quarterly, semi-annual, or annual investments of $100 or more through automatic deductions from your bank account.

Automatic Redemption Plan If you own $10,000 or more of a Fund’s shares, you may receive regular monthly, quarterly, semi-annual, or annual payments of $50 or more. Shares will be redeemed automatically at NAV to make the withdrawal payments.

Individual Retirement Account (IRA) If you have earned income or are entitled to certain distributions from eligible retirement plans, you may make or authorize contributions to your own Individual Retirement Account. The Funds have traditional IRA and Roth IRA Plans available for shareholders of the Funds.

Important Note: The services described may not be available through some retirement plans or accounts held by Financial Intermediaries. If you are investing in such a manner, you should contact your plan administrator/trustee or Financial Intermediaries about what services are available and with questions about your account.

PAGE 52 ∎ DODGE & COX FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (before taxes, and assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Annual Report, which is available upon request and on the Funds’ web site at dodgeandcox.com.

DODGE & COX STOCK FUND	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$184.30	$162.77	$180.94	$168.87	$121.90
Income from investment operations:
Net investment income	3.09	3.05	2.42	2.83	2.11
Net realized and unrealized gain (loss)	30.03	30.56	(10.55)	14.60	46.97

Total from investment operations	33.12	33.61	(8.13)	17.43	49.08

Distributions to shareholders from:
Net investment income	(3.11)	(3.03)	(2.46)	(2.80)	(2.11)
Net realized gain	(10.70)	(9.05)	(7.58)	(2.56)	—

Total distributions	(13.81)	(12.08)	(10.04)	(5.36)	(2.11)

Net asset value, end of year	$203.61	$184.30	$162.77	$180.94	$168.87

Total return	18.32%	21.27%	(4.47)%	10.43%	40.55%
Ratios/supplemental data:
Net assets, end of year (millions)	$70,901	$61,600	$54,845	$60,260	$54,848
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.58%	1.83%	1.36%	1.62%	1.45%
Portfolio turnover rate	13%	16%	15%	17%	15%

DODGE & COX GLOBAL STOCK FUND	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.91	$10.46	$11.83	$11.48	$8.99
Income from investment operations:
Net investment income	0.13	0.14	0.16	0.16	0.16
Net realized and unrealized gain (loss)	2.42	1.65	(1.11)	0.64	2.81

Total from investment operations	2.55	1.79	(0.95)	0.80	2.97

Distributions to shareholders from:
Net investment income	(0.13)	(0.14)	(0.19)	(0.15)	(0.16)
Net realized gain	(0.47)	(0.20)	(0.23)	(0.30)	(0.32)

Total distributions	(0.60)	(0.34)	(0.42)	(0.45)	(0.48)

Net asset value, end of year	$13.86	$11.91	$10.46	$11.83	$11.48

Total return	21.51%	17.09%	(8.05)%	6.95%	33.17%
Ratios/supplemental data:
Net assets, end of year (millions)	$9,911	$7,101	$5,708	$5,895	$3,924
Ratio of expenses to average net assets	0.63%	0.63%	0.63%	0.65%	0.65%
Ratio of net investment income to average net assets	1.02%	1.36%	1.39%	1.42%	1.58%
Portfolio turnover rate	18%	25%	20%	17%	24%

DODGE & COX FUNDS ∎ PAGE 53

DODGE & COX INTERNATIONAL STOCK FUND	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$38.10	$36.48	$42.11	$43.04	$34.64
Income from investment operations:
Net investment income	0.70	0.82	0.79	0.98	0.70
Net realized and unrealized gain (loss)	8.41	2.19	(5.58)	(0.94)	8.40

Total from investment operations	9.11	3.01	(4.79)	0.04	9.10

Distributions to shareholders from:
Net investment income	(0.89)	(0.85)	(0.84)	(0.97)	(0.70)
Net realized gain	—	(0.54)	—	—	—

Total distributions	(0.89)	(1.39)	(0.84)	(0.97)	(0.70)

Net asset value, end of year	$46.32	$38.10	$36.48	$42.11	$43.04

Total return	23.94%	8.26%	(11.35)%	0.07%	26.31%
Ratios/supplemental data:
Net assets, end of year (millions)	$65,670	$54,187	$57,029	$64,040	$53,616
Ratio of expenses to average net assets	0.63%	0.64%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets	1.57%	2.12%	1.86%	2.39%	1.85%
Portfolio turnover rate	17%	17%	18%	12%	13%

DODGE & COX BALANCED FUND	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$103.35	$94.42	$102.48	$98.30	$78.06
Income from investment operations:
Net investment income	2.28	2.34	2.06	2.03	1.66
Net realized and unrealized gain (loss)	10.45	12.89	(4.99)	6.59	20.30

Total from investment operations	12.73	15.23	(2.93)	8.62	21.96

Distributions to shareholders from:
Net investment income	(2.29)	(2.34)	(2.06)	(2.03)	(1.65)
Net realized gain	(6.79)	(3.96)	(3.07)	(2.41)	(0.07)

Total distributions	(9.08)	(6.30)	(5.13)	(4.44)	(1.72)

Net asset value, end of year	$107.00	$103.35	$94.42	$102.48	$98.30

Total return	12.59%	16.55%	(2.88)%	8.85%	28.37%
Ratios/supplemental data:
Net assets, end of year (millions)	$16,387	$15,382	$14,269	$15,465	$14,404
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	2.12%	2.41%	2.03%	2.00%	1.85%
Portfolio turnover rate	19%	24%	20%	23%	25%

DODGE & COX INCOME FUND	Year Ended December 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.59	$13.29	$13.78	$13.53	$13.86
Income from investment operations:
Net investment income	0.38	0.42	0.40	0.39	0.42
Net realized and unrealized gain (loss)	0.21	0.32	(0.48)	0.35	(0.33)

Total from investment operations	0.59	0.74	(0.08)	0.74	0.09

Distributions to shareholders from:
Net investment income	(0.38)	(0.42)	(0.40)	(0.39)	(0.42)
Net realized gain	(0.04)	(0.02)	(0.01)	(0.10)	—

Total distributions	(0.42)	(0.44)	(0.41)	(0.49)	(0.42)

Net asset value, end of year	$13.76	$13.59	$13.29	$13.78	$13.53

Total return	4.36%	5.62%	(0.59)%	5.48%	0.64%
Ratios/supplemental data:
Net assets, end of year (millions)	$54,287	$46,632	$43,125	$39,128	$24,654
Ratio of expenses to average net assets	0.43%	0.43%	0.43%	0.44%	0.43%
Ratio of net investment income to average net assets	2.80%	3.11%	2.97%	2.89%	3.00%
Portfolio turnover rate	19%	27%	24%	27%	38%

PAGE 54 ∎ DODGE & COX FUNDS

DODGE & COX GLOBAL BOND FUND	Year Ended December 31,			Period from May 1, 2014 (commencement of Fund operations) to December 31, 2014
	2017	2016	2015
Net asset value, beginning of period	$10.33	$9.67	$10.31	$10.73
Income from investment operations:
Net investment income	0.37	0.30	0.34	0.16
Net realized and unrealized gain (loss)	0.49	0.54	(0.98)	(0.44)

Total from investment operations	0.86	0.84	(0.64)	(0.28)

Distributions to shareholders from:
Net investment income	(0.26)	(0.18)	—	(0.14)
Net realized gain	(0.01)	—	—	—

Total distributions	(0.27)	(0.18)	—	(0.14)

Net asset value, end of period	$10.92	$10.33	$9.67	$10.31

Total return	8.31%	8.64%	(6.21)%	(2.59)%
Ratios/supplemental data:
Net assets, end of period (millions)	$156	$110	$68	$65
Ratio of expenses to average net assets	0.49%	0.60%	0.60%	0.60	%(a)
Ratio of expenses to average net assets, before reimbursement by investment manager	1.06%	1.33%	1.41%	2.18	%(a)
Ratio of net investment income to average net assets	3.51%	3.77%	3.39%	2.83	%(a)
Portfolio turnover rate	46%	73%	55%	36%

(a)	Annualized

DODGE & COX FUNDS ∎ PAGE 55

NOTES

PAGE 56 ∎ DODGE & COX FUNDS

NOTES

DODGE & COX FUNDS ∎ PAGE 57

DODGE & COX FUNDS®

FOR MORE INFORMATION

For investors who want more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus is legally a part of) this prospectus.

You can get free copies of a Fund’s annual and semi-annual reports and the SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

Dodge & Cox Funds

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8422

Boston, MA 02266-8422

Telephone: 800-621-3979

Internet: dodgeandcox.com

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC’s website at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Funds’ Investment Company Act file no. 811-173

Dodge & Cox Stock Fund (DODGX)

Dodge & Cox Global Stock Fund (DODWX)

Dodge & Cox International Stock Fund (DODFX)

Dodge & Cox Balanced Fund (DODBX)

Dodge & Cox Income Fund (DODIX)

Dodge & Cox Global Bond Fund (DODLX)

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8422

Boston, MA 02266-8422

800-621-3979

dodgeandcox.com

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2018

This Statement of Additional Information (“SAI”) pertains to the Dodge & Cox Funds (the “Trust”), a family of six no-load mutual funds: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund (each a “Fund” and, collectively, the “Funds”). Each Fund is a series of the Trust.

This SAI is not the Funds’ Prospectus, but provides additional information which should be read in conjunction with the Prospectus dated May 1, 2018, which is incorporated by reference into this SAI. The Funds’ Prospectus and most recent Annual Report may be obtained from the Funds at no charge by writing, visiting our website, or contacting the Funds at the address, website, or telephone number shown above. This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectus.

CLASSIFICATION, INVESTMENT RESTRICTIONS, AND RISKS

CLASSIFICATION

The Funds are open-end management investment companies. The Investment Company Act of 1940, as amended (“1940 Act”), classifies investment companies as either diversified or nondiversified. Each of the Funds is a diversified series of the Trust.

INVESTMENT RESTRICTIONS

Each Fund has adopted fundamental and non-fundamental restrictions. The following fundamental restrictions cannot be changed without the approval of the holders of a majority of a Fund’s outstanding shares. The 1940 Act defines a majority as the lesser of (1) 67% or more of the voting shares present at a meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund. As applicable, each Fund may not:

1.

Underwrite securities of other issuers, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

2.

Invest in a security if, as a result of such investment, more than 25% of its total assets would be invested in the securities of issuers in any particular industry, except that the restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or Government Sponsored Enterprises (“GSE”) (or repurchase agreements with respect thereto).

3.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest or deal in real estate or interests therein.

4.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws.

5.

Borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

6.

Make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

7.

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The following non-fundamental restriction may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

1.

Purchase any security if as a result a Fund would then have more than 15% of its net assets invested in securities that are illiquid, including repurchase agreements not maturing in seven days or less and securities restricted as to disposition under federal securities laws.

The percentage limitations included in the investment restrictions and elsewhere in this SAI and the Prospectus apply at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Industry classifications for the Funds are based on classifications maintained and developed by third parties. Application of these standards may involve the exercise of discretion by Dodge & Cox. Dodge & Cox reserves the right to change industry classifications or to apply a different recognized standard as it deems appropriate and without seeking shareholder approval.

CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

Each Fund may not be suitable or appropriate for all investors. Each Fund’s share price will fluctuate with market, economic, and currency conditions, and your investment may be worth more or less when redeemed than when purchased. The Funds should not be relied upon as a complete investment program, nor used to play short-term swings in the equity, debt, or currency markets. The Funds are not money market funds and are not appropriate investments for those whose primary objective is principal stability. A Fund’s assets (and therefore, an investment in the Fund) will be subject to all of the risks of investing in the financial markets. All investment entails risk. Although a Fund may seek to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk.

In seeking to meet its investment objective(s), each Fund will invest in securities or instruments whose investment characteristics are consistent with the Fund’s investment program, but there is no assurance or guarantee that a Fund will achieve its objective(s). The principal investments and investment practices and risks of each Fund are described in its Prospectus; the following provides additional information with respect to certain of those and other investments and investment practices in which the Funds may engage and risks to which the Funds may be exposed.

Foreign Investments and Non-U.S. Exposure

A Fund may invest in the securities of issuers that are organized in, based in, and/or have their primary listing on non-U.S. markets. In addition, investments in the securities of U.S. companies may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets – for example, if an issuer does business in or relies on suppliers from non-U.S. markets. The political, economic, social, and regulatory structures of certain foreign countries, especially developing or emerging countries (e.g., many of the countries of Southeast Asia, Latin America, Eastern Europe, Africa, and the Middle East), may be less stable than those in the United States. Investment in and exposure to foreign developed countries may also involve risks not typically associated with investments in the United States.

Political and economic factors. Foreign economies may differ favorably or unfavorably from the United States’ economy in such matters as the pace and sources of economic growth, rates of inflation, exchange rate regimes or currency volatility, endowments of natural resources, openness to trade and foreign investment, external accounts position, and institutions, among other factors. A foreign economy (at the national or regional level) may be less stable than that of the United States because of institutional weaknesses or economic dislocations. Both in developed and developing countries, crises have ensued from time to time, which have had a negative impact on investor positions. These episodes include instances of default, restructuring, economic pressures introduced by significant commodity price declines, or severe devaluations of foreign currencies with respect to the U.S. dollar, all of which can have the potential to severely erode the value of investments abroad. European Union (“EU”) member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends, interest, and/or principal. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The enactment by a trading partner of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Additionally, investing in foreign securities may impose greater social, economic, and political risks, including risk of adverse political developments, nationalization, military unrest, social instability, war or terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations in the movement of funds and other assets between different countries, and social instability or diplomatic developments, any of which could adversely affect a Fund’s investments in foreign securities. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Certain countries have in the past failed to recognize property rights and have at times nationalized and expropriated the assets, or ignored internationally accepted standards of due process against, private companies. A country may take these and other retaliatory actions against a specific private company, and there may not be legal recourse against these actions, which could result in substantial losses for a Fund.

Investment and repatriation restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions may limit or preclude investment in certain such countries and may increase the cost and expenses of a Fund. Investments by foreign investors may be subject to a variety of restrictions. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by countries in which a Fund invests. In addition, the repatriation of both investment income and capital from some foreign countries is restricted and controlled under certain regulations, including in some cases the need to obtain certain government consents. For example, in 1998, the governments of Malaysia and Indonesia imposed currency and trading controls which made it impossible for foreign investors to convert local currencies to foreign currencies. With respect to any one country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.

Currency fluctuations. The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund may invest directly in securities denominated in various foreign currencies. These Funds and the Dodge & Cox Stock Fund, Dodge & Cox Income Fund, and Dodge & Cox Balanced Fund may also invest in U.S. dollar-denominated securities of non-U.S. issuers. Some such securities, such as depositary receipts are based on underlying securities which may be denominated in foreign currencies. All of the Funds may be exposed indirectly to foreign currencies through their investment in U.S. and/or non-U.S. issuers exposed to such currencies. A change in the value of a currency in which a security is denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of that security and such a change may also affect the value and income of the securities of issuers who are exposed to that currency. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in (or otherwise exposed to) that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in (or otherwise exposed to) that currency will decline. There may be no significant foreign exchange market for some currencies and it may, as a result, be difficult for the Funds to engage in foreign currency transactions intended to hedge the value of the Funds’ interests in securities denominated in or exposed to such currencies or to implement a currency investment strategy.

Dodge & Cox may not attempt to insulate a Fund’s investment returns from the influence of currency fluctuations on the value of its portfolio investments denominated in or otherwise exposed to foreign currencies. Dodge & Cox may (but is not required to) use currency derivatives to seek to limit some or all of the negative effect on a Fund’s investment returns that may result from anticipated changes in the relative values of selected currencies. There is no guarantee that this strategy will be successful. The use of various derivatives to hedge currency exposure is discussed further under “Derivatives – Currency Derivatives.”

Market characteristics. The Funds may purchase foreign securities on U.S. securities exchanges, in over-the-counter (“OTC”) markets and, in the case of the Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund, on local foreign securities exchanges. The OTC market includes securities of foreign issuers quoted through the OTC Bulletin Board Service (“OTCBB”). The OTCBB provides real-time quotations for securities of foreign issuers, including ADRs convertible into such securities, which are registered with the United States Securities and Exchange Commission (“SEC”) under Section 12 of the Securities Exchange Act of 1934. The OTC market also includes “pink sheet” securities (“Pink Sheets”) published by OTC Markets Group Inc., a quotation medium for unregistered securities of domestic and foreign issuers, including unregistered ADRs (as defined below) convertible into such securities. OTC Markets Group is not registered with the SEC as a stock exchange, nor does the SEC regulate its activities. OTC Markets Group is not required to provide real-time quotations and does not require companies whose securities are quoted on its systems to meet any listing requirements. With the exception of a few foreign issuers, the companies quoted in the Pink Sheets tend to be thinly traded and less liquid than securities traded on an exchange. Many of these companies do not file periodic reports or audited financial statements with the SEC. For these reasons, companies quoted in the Pink Sheets can involve greater risk. Investments in certain markets may be made through ADRs (as defined below) traded in the United States or on foreign exchanges.

Foreign markets may not be as developed or efficient as, and may be more volatile than, those in the United States. Most foreign markets have substantially less volume than U.S. markets and securities purchased in foreign markets may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. entities. Securities purchased in foreign markets may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions or spreads on foreign exchanges are generally higher or wider, respectively, than commissions or spreads on United States exchanges. While there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include longer settlement periods than those that are customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to a Fund.

Information and supervision. There is often less publicly available information about foreign entities which is comparable to reports and ratings that are published about securities issuers in the United States. Foreign entities are generally subject to different (and possibly less rigorous) accounting, auditing and financial reporting standards, practices, and requirements than those applicable to United States companies. It may be more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

Foreign Taxes. Taxation of dividends, distributions, coupons, and capital gains received by non-residents such as the Funds varies among foreign countries, and, in some cases, is comparatively high. The dividends and capital gains realized on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, stamp duties, and transaction taxes. In addition, developing or emerging countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities it could not have reasonably anticipated in conducting its investment activities or valuing its interests. Evolving tax law and lack of historical precedent may create uncertainty regarding whether a Fund’s dividend income or capital gains are subject to taxation by foreign jurisdictions, or whether an incurred tax may be reclaimed. All of these factors may reduce the net amount of income available for distribution to a Fund’s shareholders.

Foreign Ownership Reporting. Foreign companies may require disclosure of substantial holdings of the company’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a foreign issuer being disclosed to the issuer and potentially to market participants.

Economic Sanctions Risk. Foreign companies may become subject to economic sanctions or other government restrictions, which may negatively impact the value or liquidity of a fund’s investments, and could impair a Fund’s ability to meet its investment objective or invest in accordance with its investment strategy. A Fund may be prohibited from investing in securities issued by companies subject to such restrictions. A Fund could be required to freeze or divest its existing investments in a company that becomes subject to such restrictions, and could be unable to buy or sell securities of such a company.

Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or currency exchange control regulations, civil war, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries. Certain foreign economies and governments may be more susceptible to corruption; a corruption scandal could have a significant negative effect on the value of investments in an affected country. The legal systems of other countries, particularly in emerging markets, may differ from that of the United States. Some such countries may lack or be in the relatively early development of legal structures and protections governing private and foreign investments, and the rule of law may be less entrenched than it is in the United States. It may be more difficult in such countries for investors, particularly foreign investors, to enforce their rights against issuers of securities.

Depositary Receipts. A Fund may invest in the securities of foreign issuers through the purchase of American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts, Global Depositary Notes, and similar instruments (collectively, ADRs). ADRs are certificates evidencing ownership of securities of a foreign issuer and may be denominated in a currency other than that of the underlying securities. These certificates are issued by depositary banks, and the underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. ADRs may be purchased and sold in OTC markets or on securities exchanges. A Fund may make arrangements through a broker/dealer to purchase a foreign security on the issuer’s primary securities exchange and convert the security to a U.S. dollar-denominated ADR. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of depositaries. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Funds may invest in either type of ADR.

ADRs are subject to the risks to which the underlying securities are exposed, which includes currency risk to the extent the underlying securities are denominated in a foreign currency (see the discussion of “Currency Risk” above). A Fund may therefore be subject to direct non-U.S. currency risk through the purchase of an ADR even if the ADR itself is denominated in U.S. dollars. For purposes of applying a Fund’s investment restrictions, the issuer of the security underlying an ADR will be considered the issuer of the ADR.

Dollar-Denominated Debt of Non-U.S. Issuers. A Fund may purchase debt securities issued by a non-U.S. entity, but denominated in U.S. dollars. Dollar-denominated debt of foreign issuers is subject to risks common to all types of debt, such as credit risk, interest rate risk, and liquidity risk. A non-U.S. issuer making debt payments in U.S. dollars is exposed to the risk that the value of its domestic currency or other currencies to which it is exposed will decline relative to the U.S. dollar. An additional risk is the possibility that a foreign government might enact measures to limit the flow of foreign currencies, including U.S. dollars, across its borders.

Investment Funds. The Funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. A Fund’s investment in such a fund is subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

Regulation S Securities and Fund Subsidiaries. Certain Funds may invest, through a wholly-owned subsidiary organized under the laws of the Cayman Islands (each a “Cayman Subsidiary”), in securities of U.S. and non-

U.S. issuers that are issued outside the United States without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended. Because Regulation S Securities are subject to legal or contractual restrictions on resale, these securities may be considered illiquid. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than the price paid by a Fund. Additionally, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded in the United States.

Cayman Subsidiaries have been established for the Dodge & Cox Global Stock Fund and the Dodge & Cox International Stock Fund and may be established for other Funds. Each Fund’s Cayman Subsidiary is overseen by its own directors; the sole shareholder of such a subsidiary is the related Fund. Such subsidiaries are neither investment companies registered under the 1940 Act nor subject to the investor protections prescribed thereunder. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Cayman Subsidiary to operate as described above.

Investments in the European Market. The Economic and Monetary Union (“EMU”) of the EU is comprised of the EU members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.

It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have a destabilizing effect on other EMU countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

The Funds may face potential risks associated with the referendum on the United Kingdom’s continued membership in the EU, which resulted in a vote for the United Kingdom to leave the EU. The vote to leave the EU may result in substantial volatility in foreign exchange markets and may lead to a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. The vote to leave the EU may result in a sustained period of market uncertainty, as the United Kingdom seeks to negotiate the terms of its exit. It may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of Funds’ investments and/or on Funds’ ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for Funds to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

Investments in China. A Fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Stock Exchange of Hong Kong, the SSE and the China Securities Depository and Clearing Corporation Limited. It facilitates foreign investment in the People’s Republic of China via brokers in Hong Kong. Investors through Stock Connect are subject to Chinese regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading. Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns.

Stock Connect is subject to aggregate and daily quota limitations on purchases and the Fund may experience delays in transacting via Stock Connect. Once the daily quota is reached, the remaining orders for that day are rejected. A-shares obtained on Stock Connect may be sold, purchased or otherwise transferred only through Stock Connect. Stock Connect operates only when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. Shares are held in an omnibus account and registered in nominee name.

In addition to the risks of investing through Stock Connect, significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately.

Investing in Debt Obligations

The Funds may invest in debt securities which hold the prospect of contributing to the achievement of a Fund’s objectives. Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Interest rate changes can be sudden and unpredictable, and a wide variety of factors can cause interest rates to rise, including central bank monetary policy, inflation rates, and general economic conditions. Interest rates remain low by historical standards and the Federal Reserve has begun, and may continue, to raise short-term interest rates. As a result, debt investors currently face a heightened level of interest rate risk. If interest rates rise substantially from current levels, debt investors may realize low (or even negative) returns. Future increases in interest rates could also result in less liquidity and greater volatility of debt securities.

The ability of a Fund to achieve its investment objective(s) depends on the continuing ability of the issuers of the debt securities in which a Fund invests to meet their obligations for the payment of interest and principal when due. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the price of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default—that is, the nonpayment of interest and principal by the issuer—than higher-quality investments. After purchase by a Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require a Fund to sell such a security (though Dodge & Cox will consider such event in its determination of whether a Fund should continue to hold the security). To the extent that the ratings given by Moody’s Investor Service (“Moody’s”), Standard & Poor’s Global Ratings Group (“S&P”), or Fitch Ratings (“Fitch”) or another nationally recognized statistical ratings organization (“NRSRO”) may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

Hybrid Securities

Each Fund may invest in hybrid securities, which have characteristics that differ from common equity and senior debt obligations. Generally, hybrid securities rank subordinate to senior debt but senior to common stock in an issuer’s capital structure. Types of hybrid securities include, without limitation, preferred stock, convertible securities, warrants, and capital securities. Hybrid securities are subject to many of the same risks that apply to equity and debt securities, but also have unique risk characteristics that depend on the type of hybrid security.

Whereas common stock constitutes a direct ownership interest in a company and has no fixed return, and ordinary bonds typically have mandatory interest payments and a fixed maturity (and can be accelerated to become immediately due and payable if scheduled interest or principal payments are not made), hybrid securities lack many of the preceding features. Hybrid securities may be treated as a class of equity (e.g., preferred stock) or debt (e.g., subordinate debt securities) on an issuer’s balance sheet. Hybrids may include features such as deferrable and/or non-cumulative coupon or dividend payments, a long-dated maturity date (or no maturity date), reduced or non-existent acceleration rights, and loss absorption provisions.

Preferred stock typically has a specified dividend and ranks after an issuer’s debt obligations but before common stocks in its claim on income for dividend payments and on assets should the company become subject to reorganization or liquidation. Preferred stock may be perpetual (i.e., have no maturity date), non-cumulative, or have a long-dated maturity.

The Funds may also invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Convertible securities may pay dividends or interest at rates higher than common stock dividend rates. Convertibles generally participate in the appreciation or depreciation of the underlying common stock into which they are convertible, but to a lesser degree than the common stock itself.

Warrants are a form of convertible security that allow the holder to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). They can be highly volatile and may have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them.

Capital securities may be issued in the form of preferred securities or subordinated debt securities. Typically, they are subordinated to an issuer’s senior debt, but senior to the issuer’s common stock. Capital securities may be long-dated or perpetual and typically distribute income on a monthly, quarterly or semi-annual basis. Issuers may be permitted to defer income payments (which may or may not accumulate for future payment). Capital securities may contain call or maturity extension features. Loss absorption is a common feature of hybrid securities issued by financial institutions to meet regulatory capital requirements. Some hybrids may contain provisions that acknowledge the potential for it to absorb losses under certain circumstances by providing for a partial or complete reduction in principal upon the occurrence of a specified regulatory action or a reduction in the issuer’s capital levels below a specified threshold. The downward adjustment to principal may occur automatically and without the need for a bankruptcy proceeding. For example, contingent convertible bonds (“CoCos”) are a type of hybrid security typically issued by non-U.S. financial institutions for the purpose of meeting regulatory capital requirements. CoCos are typically perpetual and have discretionary, non-cumulative interest payments. Interest payments may be suspended at the discretion of management, at the direction of the issuer’s regulator, or as a result of falling below certain capital thresholds. In addition, contingent convertible bonds may be converted to equity or be written down in principal value if the issuer falls below prescribed capital levels.

U.S. Government Obligations

A portion of each Fund may be invested in obligations issued or guaranteed by the U.S. government, its agencies, or GSEs. Some of the obligations purchased by a Fund are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. Examples of these include direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, and indirect obligations of the U.S. Treasury, such as obligations of the Government National Mortgage Association, the Small Business Administration, the Maritime Administration, the Farmers Home Administration and the Department of Veterans Affairs.

While the obligations of many of the agencies of the U.S. government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. government. Some of the agencies are indirectly backed by their right to borrow from the U.S. government, such as the Federal Financing Bank and the U.S. Postal Service. Other agencies and GSEs have historically been supported solely by the credit of the agency or GSE itself, but are given additional support due to the U.S. Treasury’s authority to purchase their outstanding debt obligations. GSEs include, among others, the Federal Home Loan Banks, the Federal Farm Credit Banks, Fannie Mae, and Freddie Mac. In September 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac into conservatorship and has since increased its support of these two GSEs through substantial capital commitments and enhanced liquidity measures, which include a line of credit. The U.S. Treasury also extended a line of credit to the Federal Home Loan Banks. No assurance can be given that the U.S. government will provide continued support to GSEs, and these entities’ securities are neither issued nor guaranteed by the U.S. Treasury. In addition, Fannie Mae and Freddie Mac recently formed a joint venture to develop and operate a common securitization platform that will support their single-family mortgage securitization activities, including the issuance of a common, single mortgage-backed security (the “Single Security Initiative”). The two principal objectives of this initiative are to establish a single, liquid market for agency MBS issued by these two GSEs that are backed by fixed-rate loans and to maintain the liquidity of this market over time. Because the Single Security Initiative is not yet fully implemented, its effects on the MBS market are uncertain. Furthermore, with respect to the U.S. government securities purchased by a Fund, guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor do they extend to the value of a Fund’s shares. A Fund may invest in these securities if it believes they offer an expected return commensurate with the risks assumed.

Municipal Bonds

Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment, repaid only in part or delays in collecting principal and interest. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

Municipal bonds may be less liquid than other types of bonds, and there may be less publicly available information about the financial condition of municipal issuers than for issuers of other securities. Therefore, the investment performance of a Fund investing in municipal bonds may be more dependent on the analytical abilities of Dodge & Cox than if the Fund held other types of investments, such as stocks or corporate bonds. The market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to value municipal bonds or sell such bonds at attractive prices.

Some U.S. municipal bonds are tax-exempt, which means that income from those bonds is non-taxable. A significant restructuring of U.S. federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipal bonds. In the event of a default in the payment of interest and/or repayment of principal, a Fund may enforce its rights by taking possession of, and managing, the assets securing the issuer’s obligations on such securities. These actions may increase a Fund’s operating expenses, and any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Covered Bonds

Covered bonds are debt securities issued by banks and are secured by collateral, typically mortgages. In the event of a default, if the underlying collateral is insufficient to repay amounts owing in respect of the bonds, bondholders also have an unsecured claim against the issuing bank. The value of a covered bond is affected by factors similar to other types of mortgage-backed securities, as well as to the credit risk of its issuer.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt securities the principal value of which is periodically adjusted according to the rate of inflation. The actual (inflation-adjusted) interest rate on these bonds is fixed at issuance at a rate generally lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation as measured by changes in a reference index. For example, the reference index for U.S. Treasury inflation-indexed bonds is the Consumer Price Index (“CPI”). The CPI is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Generally, the securities will pay interest on a periodic basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the value of the reference index falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the originally issued principal amount upon maturity is guaranteed by the issuer. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds, which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. There can be no assurance that a reference index, including the CPI, will accurately measure the real rate of inflation in the prices of goods and services in any particular country.

The U.S. Treasury began issuing inflation-indexed bonds (commonly referred to as “TIPS” or “Treasury Inflation-Protected Securities”) in 1997. There can be no assurance that the U.S. Treasury or any other issuer will issue any particular amount of inflation-indexed bonds.

Any increase in the principal amount of an inflation-indexed bond is taxable as ordinary income, even though investors do not receive their principal until maturity.

Zero Coupon, Deferred Interest, and Pay-in-Kind Securities

Zero coupon and deferred interest securities are debt securities that are issued at a price lower than their face value and do not make interest payments during the life of the bonds. Such securities usually trade at a deep discount from their face or par value. Pay-in-kind (“PIK”) securities may be debt obligations or preferred shares that allow the issuer to pay interest or dividends on such obligations either in cash or in the form of additional securities. PIK securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment. Zero coupon bonds, deferred interest bonds, and PIK securities are designed to give issuers flexibility in managing cash flow. These types of securities are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest.

High-Yield Bonds

A Fund may hold bonds rated below investment grade, commonly referred to as “high-yield” or “junk” bonds. High-yield bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments and may be more volatile than other types of securities. Such bonds are often issued by smaller, less creditworthy issuers or by highly levered (indebted) issuers, which are generally less able than more financially stable companies to make scheduled principal and interest payments. Because investment in lower quality bonds involves greater investment risk, to the extent a Fund holds such bonds, achievement of its investment objective(s) will be more dependent on Dodge & Cox’s credit analysis than would be the case if a Fund was investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. An actual or anticipated economic downturn or individual corporate developments could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities at an advantageous time or price. An economic downturn could also cause a decline in high-yield bond prices by reducing the ability of highly leveraged issuers to make principal and interest payments on their debt securities. A high yield bond may lose significant market value prior to or even in the absence of a default. Issuers of high-yield bonds may have the right to “call” or redeem the issue prior to maturity, which could result in a Fund’s having to reinvest the proceeds in other securities that may pay lower interest rates.

The secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Consequently, transactions in high-yield bonds may involve greater costs than transactions in more actively traded securities. A lack of publicly available information, irregular trading activity and wide bid/ask spreads, among other factors, may make high-yield bonds more difficult than other types of securities to sell at an advantageous time or price. Bonds for which there is only a “thin” market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

A Fund’s high yield bonds may include distressed bonds, which may present a high risk of default or be in default at the time they are purchased. Distressed securities are speculative and involve risks additional to those associated with investing in other high yield bonds, including a heightened risk that interest payments may not be made on a current basis, or that principal will not be repaid in full. A Fund could incur significant expenses to the extent it is required to negotiate new terms with the issuer of a distressed bond or seek recovery upon a default in respect of a distressed bond. In any reorganization or liquidation proceeding related to a defaulted security, a Fund could lose its entire investment or could be required to accept cash or securities with a value substantially less than its original investment.

Restricted Securities

Each Fund may invest in restricted securities (including privately placed debt and preferred equity securities) and other securities without readily available market quotations. Restricted securities, including Rule 144A securities, will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the Trust’s Board of Trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets, and the availability of qualified investors, all of which can change from time to time.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or a part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities may be priced at fair value as determined in good faith under the supervision of the Trust’s Board of Trustees.

Real Estate Investment Trust (REIT) Investments

The Funds may purchase equity or debt securities issued by REITs and, in the case of the Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund, securities of foreign issuers with a similar structure to domestic REITs. A REIT is a company that primarily owns, operates, and sometimes finances income-producing real estate properties. To qualify as a REIT, a company must meet certain requirements imposed by the Internal Revenue Code. If met, REITs are exempted from paying federal (and often state) taxes on income distributed to shareholders. Most REITs are structured as an Umbrella Partnership (“UPREIT”), wherein the REIT is the general partner and majority owner of the Operating Limited Partnership (“LP”). Equity shares of most REITs are traded on major stock exchanges. REIT debt securities are typically issued by the Operating LP and are included in major indices.

The value and performance of REIT securities depend upon the underlying real estate-related assets. The Funds’ investments in REITs are therefore subject to certain risks related to the skill of management and the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; possible constraints in available cash flow to cover operating expenses, principal, interest and shareholder dividends; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to, third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes, terrorist attacks or other material disasters that may not be covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

Limited Partnership Investments

The Funds may purchase debt securities issued by master limited partnerships (“MLPs”) or limited partnerships (“LPs”). An MLP is a business enterprise structured as a publicly-traded state law limited partnership, limited liability corporation, or state law trust. MLP debt securities may be issued by an MLP directly or by an operating subsidiary of the MLP. An LP is similar, except that its equity is not traded publicly. The MLP structure is common in the U.S. midstream energy industry, which focuses on energy infrastructure (e.g., oil and gas pipelines and storage).

The risks associate with MLP and LP are very similar to those associated with other types of corporate debt, including credit risk, interest rate risk, and liquidity risk, as well as any risks associated with the business operations of the issuer.

Structured Investments

A Fund may invest in structured securities, including participation notes, structured notes and other privately negotiated securities, the interest or value of which may be linked to equity securities or equity indices or other reference instruments. A structured security may also provide exposure to the differential performance of two assets or markets, and may be used to hedge against exposure to specific risks associated with a particular issuer or the underlying assets of a particular issuer. Issuers of such structured securities may include corporations and banks. A Fund may also invest in special purpose entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring often involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Such underlying instruments may include equity or debt securities and/or derivative instruments that create synthetic exposure to an interest rate, an equity or debt security, an index or another financial instrument. The foregoing instruments are collectively referred to as “structured investments.”

Unless a structured investment includes some form of credit enhancement, such as a guarantee by a third party, its credit risk will generally be at least as great as that of its underlying instruments (including, to the extent its underlying instruments include over-the-counter derivatives, the credit risk of the counterparty to those derivatives); the extent of the payments made with respect to certain structured investments depends on the extent of the cash flow on the underlying instruments. Structured investments are also subject to the creditworthiness of the counterparty of the structured investment, and their value may decline substantially if the counterparty’s creditworthiness deteriorates. Some structured investment vehicles permit cash flows and credit risk to be apportioned among multiple levels or “tranches” of securities with different investment characteristics such as varying maturities, payment priorities, or interest rate provisions. A Fund could purchase senior or subordinated structured investments. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Purchasing subordinated structured investments may have an economic effect similar to borrowing against the related securities.

A structured investment may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference asset increases. Similarly, its value or interest rate may increase or decrease if the value of the reference asset decreases. Further, the rate of return on a structured investment may be determined by applying a multiplier to the performance or differential performance of the reference asset. Application of a multiplier involves leverage which serves to magnify the potential for gain and the risk of loss. In addition, caps can be placed on the amount of appreciation with regard to the reference asset or differential in performance of the reference asset.

Structured investments are complex and may involve some of the same risks as those presented by derivatives, including the risk that the performance of a structured investment may not correlate with that of its underlying instruments to the extent expected. Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market is likely to be smaller than that for more traditional debt securities. In some cases, the only buyer for structured investments will be the dealer that organized the instrument, and that dealer will typically have no obligation to repurchase the structured investment. Because structured investments may be more volatile and less liquid than less complex securities, they may be more difficult to accurately price. Structured investments may also entail significant risks that are not associated with their underlying assets. The legal and/or regulatory treatment of structured investments may be unclear and may differ from that of its underlying instruments.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.

Mortgage Pass-Through Securities

Mortgage pass-through securities may be guaranteed by an agency of the U.S. government or GSE, or may be issued by a private entity. These securities represent ownership in “pools” of mortgage loans and are called “pass-throughs” because principal and interest payments are passed through to security holders monthly. The security holder may also receive unscheduled principal payments representing prepayments of the underlying mortgage loans. When a Fund reinvests the principal and interest payments, it may receive a rate of interest which is either higher or lower than the rate on the existing mortgage.

During periods of declining interest rates there is increased likelihood that mortgage securities may be prepaid more quickly than assumed rates. Such prepayment would most likely be reinvested at lower rates. On the other hand, if the pass-through securities had been purchased at a discount, then such prepayments of principal would benefit the portfolio.

Conversely, in a rising interest rate environment, mortgage securities may be prepaid at a rate slower than expected. In this case, the current cash flow of the bond generally decreases. A slower prepayment rate effectively lengthens the time period the security will be outstanding and may adversely affect the price and volatility of the security.

Collateralized Mortgage Obligations

Collateralized mortgage obligations (“CMOs”) are private entity- or U.S. government agency- or GSE-issued multi-class bonds that are collateralized by U.S. government agency- or GSE-guaranteed mortgage pass-through securities. A CMO is created when the issuer purchases a collection of mortgage pass-through securities (collateral) and places these securities in a trust, which is administered by an independent trustee. Next, the issuer typically issues multiple classes, or “tranches” of bonds, the debt service of which is provided by the principal and interest payments from the collateral in the trust.

Each of these tranches is valued and traded separately based on its distinct cash flow characteristics. A real estate mortgage investment conduit (“REMIC”) is a CMO that qualifies for special federal income tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

Although the mortgage pass-through collateral typically has monthly payments of principal and interest, CMO bonds may have monthly, quarterly or semiannual payments of principal and interest, depending on the issuer. Payments received from the collateral are reinvested in short-term debt securities by the trustee between payment dates on the CMO. On the CMO payment dates, the principal and interest payments received from the collateral plus reinvestment income, are applied first to pay interest on the bonds and then to repay principal. In the simplest form, the bonds are retired sequentially; the first payments of principal are applied to retire the first tranche, while all other tranches receive interest only. Only after the first tranche is retired do principal payments commence on the second tranche. The process continues in this sequence until all tranches are retired.

At issuance, each CMO tranche has a stated final maturity date. The stated final maturity date is the date by which the bonds would be completely retired assuming standard amortization of principal but no prepayments of principal on the underlying collateral. However, since it is likely that the collateral will have principal prepayments, the CMO bonds are actually valued on the basis of an assumed prepayment rate. The assumed prepayment rate is used in the calculation of the securities’ weighted-average life, a measure of the securities’ cash flow characteristics. Dodge & Cox will purchase the tranche with the weighted-average life and cash flow characteristics that it believes will contribute to achieving the objectives of a Fund.

CMOs are subject to risks relating to the underlying mortgage pass-through securities; the structure of a CMO magnifies those risks. In a falling interest rate environment, the mortgage securities may be prepaid faster than the assumed rate. In this scenario, the prepayments of principal will generally be reinvested at a rate which is lower than the rate that the security holder is currently receiving. Conversely, in a rising interest rate environment, the mortgage collateral may be prepaid at a rate which is slower than the assumed rates. In this case, the current cash flow of the bond generally decreases. A reduced prepayment rate effectively lengthens the average life of the security and may adversely affect the price and volatility of the security.

Interest-Only (“IO”) and Inverse Interest-Only (“Inverse IO”) Mortgage-Backed Securities

IO securities are part of a sub-set of CMOs that split apart interest and principal payments from their underlying mortgages to fund payments to separate classes of securities. IO securities receive all of the interest payments from the pool of mortgages backing the securities. Another class of securities (principal-only or “PO” securities) will receive the principal payments from the same pool. The yield to maturity of IO securities is particularly sensitive to prepayment risk, since the interest payments made in respect of a pool of mortgages diminish proportionately as the principal amounts of those mortgages are repaid.

Inverse-IO securities are also funded by interest payments from a pool of mortgages; however, in an inverse floating structure, the relative payments between the Inverse-IO and floater (i.e., the class funded primarily by principal payments) security classes are adjusted based on the current level of a floating interest rate, such as LIBOR. If the floating rate increases, payments on the Inverse-IO class are reduced (to the benefit of the floater class), and if the floating rate decreases, payments on the Inverse-IO class are increased (at the expense of the floater class).

Credit-Linked Notes

Credit-linked notes (“CLNs”) are typically set-up as a “pass-through” note structures created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond, group of bonds, or portfolio of credit default swaps. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying assets. The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying assets as well as that of the issuing entity (which may be a special purpose entity as described under “Structured Investments” above. In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid or fail to be repaid the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer or the underlying assets will also likely negatively impact the price of the CLN. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s). A CLN typically does not pass through voting or other governance rights in respect of the underlying bond(s).

Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair.

When-Issued, Forward-Commitment, and Delayed-Delivery Transactions

When-issued, forward-commitment, and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security.

When a Fund purchases securities for future settlement, it will earmark liquid assets with a value at least as great as the purchase price of the security until settlement. The value of the security is reflected in a Fund’s net asset value as of the purchase date; however, no income accrues to a Fund from these securities prior to their delivery to the Fund. A Fund may renegotiate a when-issued, forward-commitment or delayed-delivery transaction and may sell the securities prior to settlement date, which may result in a gain or loss to the

Fund. The purchase of securities in this type of transaction increases a Fund’s overall investment exposure and involves a risk of loss if the value of the securities declines prior to settlement. A purchasing Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. The sale of securities in this type of transaction involves a risk of loss if the value of the securities increases prior to settlement or if the other party to the transaction fails to pay for the securities.

Standby Commitment Agreements

A standby commitment agreement obligates one party, for a set period of time, to purchase a certain amount of a security that may be issued and sold to that party at the option of the issuer or its underwriter at a predetermined price. The purchasing party receives a commitment fee in exchange for its promise to purchase the security, whether or not it is eventually required to purchase the security. The value of the securities when they are issued may be more or less than the predetermined price.

Variable and Floating Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature of these securities may act as a buffer to reduce sharp changes in their value, they are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Bank Loans

The Funds may invest in bank loans of any seniority. Investing in bank loans involves risks that are additional to and different from those relating to bonds and other types of debt securities.

There is less publicly available, reliable information about most bank loans than is the case for many other types of debt instruments. In certain circumstances, these loans may not be deemed to be securities and bank loans are not subject to many of the rules governing the securities markets, including disclosure requirements. As a result, bank loan investors may not have the protection of the anti-fraud provisions of the federal securities laws, and must rely instead on the contractual provisions in the loan agreement and applicable common-law fraud protections. Traditionally, borrowers under bank loans make non-public information available to their lenders. However, as the universe of bank loan market participants has expanded beyond traditional lenders to include dealers, funds, and other investors who are active in the public securities markets, some participants choose not to receive such non-public information and make investment decisions based solely on public information about the borrower. If a Fund purchases a bank loan and elects not to receive non-public information with respect to the loan, it may forego information that would be relevant to its investment decisions.

An economic downturn generally leads to a higher non-payment rate for bank loans, and a loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. No active trading market may exist for certain loans, which may impair the ability of a Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans. Adverse market conditions may impair the liquidity of some actively traded loans. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity and wide bid/ask spreads, which may result in limited liquidity and pricing transparency. In addition, loans may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

A Fund may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If a bank loan is acquired through a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

The Fund may invest in second-lien loans, which are subordinated to claims of senior secured creditors. Because second-lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are typically lower rated and subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second-lien loans generally have greater price volatility than senior loans and may be less liquid.

Investment Companies

The Funds can purchase the securities of other investment companies, including money market funds, to the extent permitted by the 1940 Act. If a Fund invests in such investment companies, the Fund’s shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment companies because such expenses will impact the net asset value of the shares of the underlying investment company. In addition, the securities of certain investment companies may trade at a premium over their net asset value.

Derivatives

CFTC

For Funds that may utilize futures contracts, forward contracts, and certain swap agreements, a notice has been filed with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder. Accordingly, none of the Funds is subject to registration or regulation as a commodity pool operator. The Funds are not intended to be and should not be used as vehicles to invest in commodities markets.

Asset Coverage Requirements

Each Fund is required pursuant to federal securities laws to segregate or “earmark” liquid assets or establish offsetting positions to cover its open positions with respect to derivative instruments requiring future payments or deliveries, including futures contracts, currency forwards, swap agreements and options contracts. If a Fund is contractually required to “physically settle” a position (i.e., settle through the delivery of the asset underlying the position), it will cover its open position by earmarking liquid assets equal to or greater than the contract’s full, notional amount. If a Fund is permitted to “cash settle” a position, it may earmark liquid assets in an amount at least equal to the Fund’s marked-to-market (net) obligation in respect of the position (i.e., the amount the Fund would owe, if any, if the position were to settle or terminate on that day), which may change from day to day, rather than the full notional amount of the position. By setting aside assets equal to only its net obligation in respect of cash-settled positions, a Fund would have the ability to use derivatives to a greater extent than if the Fund set aside assets equal to the full notional value of those positions.

Futures

General. A futures contract is an agreement providing for the sale by one party and purchase by another at a specified future time and price of a specified quantity of a referenced financial instrument, such as a security, interest rate, currency, or index level. Futures contracts are standardized, are traded through a national (or foreign) exchange, and are cleared through an affiliate of the exchange that acts as the buyer to every seller and the seller to every buyer.

Some futures contracts provide for physical settlement through actual delivery or receipt of the underlying security or other financial instrument, while others provide for cash settlement based on the difference in the price of the reference financial instrument on the last day of the contract relative to the price at which the contract was entered into. In practice, even futures contracts that are physically settled by their terms are typically cash settled or closed out prior to their maturity dates. Closing out a futures contract may be effected by entering into an offsetting transaction for the same deliverable with the same maturity date. If a Fund enters into an offsetting sale transaction at a price that exceeds the purchase price of the original transaction, the Fund will realize a gain, and if the offsetting sale price is less than the original transaction’s purchase price, the Fund will realize a loss.

Funds access the futures markets through a clearing broker (known as a “futures commission merchant” or “FCM”) that submits the Funds’ trades to the relevant clearing facilities, holds collateral required by the exchange and clearing facilities and transmits payments between the Funds and the relevant clearing facilities. When a Fund purchases or sells a futures contract, the Fund is required to deposit in a segregated account with its FCM a specified amount of liquid assets (“initial margin”). The amount of margin required for a particular futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the notional value of the contract being traded.

Each day a Fund with open futures positions pays or receives cash, called “variation margin,” equal to the daily change in value of each futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement of the amount that would be owed or owing if the futures contract expired on that day. In computing its net asset value, the Fund will mark to market its open futures positions.

FCMs hold all customer margin in a commingled segregated account. A Fund could lose margin payments posted to its FCM if the FCM fails to segregate and maintain customer margin in accordance with regulatory requirements or if the FCM becomes insolvent or subject to bankruptcy proceedings and there is a shortfall in the commingled account. In that event, a Fund may be entitled to the return of its margin only in proportion to the amount owed to the FCM’s other customers.

Swaps

A swap transaction is an agreement obligating two counterparties to make a series of payments on one or more future dates based upon applying changes in specified prices or rates (e.g. interest rates or currency exchange rates) over some period of time to a specified “notional” amount. The notional amount is used to calculate the payment stream, but is generally not exchanged. Swap payments are typically determined on a “net” basis (i.e., by netting the two payment streams to determine a single amount payable by one counterparty to the other). For example, a total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A Fund may use a swap to gain exposure to an asset without owning it or taking physical custody of it. A Fund may also use a swap to hedge against exposure to specific risks associated with a particular issuer or the underlying assets of a particular issuer in which the Fund invests.

Traditionally, swap transactions were entered into under bilateral agreements in which at least one counterparty was a dealer (typically a broker-dealer or a large commercial or investment bank). Counterparties would enter into an individually negotiated master agreement (usually based on a market-standard form published by the International Swaps and Derivatives Association (“ISDA”) covering all swap transactions between the two counterparties and document each trade entered into under the master agreement on a supplemental “confirmation”, which might also be negotiated. Collateral terms (if any) were also negotiated under the master agreement; collateral posted by a counterparty to a Fund was held by the Fund directly, while collateral posted by a Fund in respect of a transaction was held in a segregated custodial account for the counterparty’s benefit.

Swaps entered into on a bilateral basis are subject to counterparty credit risk (i.e., the risk a counterparty will not make required payments) and to dispute risk (i.e., the risk that two counterparties will disagree on the amount of a payment to be made, the value of a transaction, or the proper interpretation of a contractual term). Under regulations recently enacted in the United States, the EU, and many other jurisdictions, most types of bilateral swaps are required to be secured by the exchange of margin between the parties to the swap in order to reduce credit risk.

Over the past decade, regulatory changes and market pressure to increase liquidity and decrease credit risk in the swaps markets have contributed to the development of swap execution facilities similar to exchanges and to swap clearing facilities on which a central clearing counterparty is interposed between the two swap counterparties, more like the structure of the futures market. Swap execution and clearing facilities are only available for certain types of liquid swaps with standardized terms, based on regulatory mandates and market demand. The CFTC has mandated that certain types of swaps be traded on swap execution facilities and/or cleared, while other types of swaps may be (but are not required to be) traded on swap execution facilities and/or cleared. Some types of swaps may be entered into through swap execution facilities, but not cleared, and some may be cleared, but are not offered for trading on any swap execution facility. If a swap is cleared, a Fund and its counterparty each submit the transaction to a central clearing facility. The Funds must submit swaps for clearing through an FCM. Initial and daily margin for a cleared swap is determined by the clearing facility and transferred from and to a Fund through its FCM. Clearing reduces the risk of a particular counterparty’s default, but may create systemic risk in the event of a clearing facility failure. A default or failure by the clearing facility or an FCM may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies. It is likely that in the future the CFTC and other regulators will require additional types of swap transactions to be executed through swap trading facilities and/or cleared through central clearing facilities.

If a Fund wishes to terminate its exposure to a cleared swap, it must enter into an off-setting transaction. An over-the-counter swap may be terminated by negotiating a price with a Fund’s counterparty, based on the swap’s market value, or by entering into an off-setting transaction with the same counterparty. Over-the-counter swaps may be assigned from one dealer counterparty to another at a Fund’s request, contingent on the consent of both dealer counterparties (a “novation”). If both the original and proposed new dealer counterparty agree to a novation, they will agree on a price to be paid by one dealer to the other based on the market value of the swap.

Interest Rate Derivatives

Interest Rate Futures. An interest rate futures contract involves an obligation to purchase or sell an asset (or make payments based upon changes in the level of a specified interest rate) at a specified future time and price (or level). The underlying asset could be a specified interest rate (e.g., LIBOR or EURIBOR) or a particular government bond, including U.S. or non-U.S. government debt.

A Fund may enter into interest rate futures contracts for a variety of purposes in connection with the management of the interest rate exposure of its portfolio. A Fund’s use of such contracts may include, but is not limited to, the following:

◾	Adjusting the overall interest rate exposure, or “duration,” of the portfolio;

◾	Changing the exposure of the portfolio to different parts of the yield curve;

◾	Offsetting the impact of special situations that impact specific securities (e.g. tender offers);

◾	Maintaining portfolio interest rate exposure as large contributions or withdrawals occur.

If a Fund anticipates that interest rates for a portfolio investment with a particular maturity or a specified reference rate (e.g., 1-Month LIBOR) for a particular term will rise, the Fund may sell an interest rate or Treasury futures contract to hedge against the decline in the value of the investment. Conversely, if a Fund anticipates that interest rates will fall, the Fund may purchase an interest rate or Treasury futures contract to increase the Fund’s exposure to interest rates.

A Fund is not required to enter into such transactions and there is no assurance that the Fund will use such strategies or that the Fund will be successful in managing interest rate exposure if such strategies are used. Dodge & Cox could be incorrect in its expectations as to the direction or extent of interest rate movements or the time span within which the movements take place.

Interest Rate Swaps. Interest rate swaps involve the exchange by two counterparties of periodic payments calculated by reference to specified interest rates applied to a notional amount (most commonly an exchange of payments based on a floating interest rate against payments based on a fixed interest rate). Most commonly-used fixed-to-floating interest rate swaps are required to be executed through a swap execution facility and cleared through a central clearing facility. Certain other types of interest rate swaps are required to be cleared (but not required to be executed on a swap execution facility). Some more exotic types of interest rate swaps are traded over-the counter.

Interest Rate Floors, Caps, and Collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Currency Derivatives

A Fund may use currency derivatives for a variety of risk management and investment purposes in connection with the management of its foreign currency exposure, including the following:

A Fund may enter into a currency derivative in connection with its purchase or sale of a security denominated in a non-U.S. currency in order to “lock in” the U.S. dollar price of the security and avoid possible losses resulting from a change in the relevant foreign exchange rate between the trade date and settlement date for the security.

A Fund might enter into a currency derivative to hedge its non-U.S. currency exposure against anticipated changes in foreign exchange rates. Such exposure could be created by non-U.S.-denominated securities or by depositary receipts backed by non-U.S. denominated securities. A Fund may also be exposed indirectly to currency risk through investments in securities of issuers exposed to non-U.S. currencies as a result of their business activities or through their investment in non-U.S. companies. In certain cases, a Fund might hedge non-U.S. currency exposure by entering a currency derivative for a currency that is related to or is a proxy for the currency to which the Fund is actually exposed. For example, a Fund may hedge a currency by entering into a transaction in an instrument that is denominated in a currency other than the currency being hedged, sometimes known as a “cross-hedge,” if Dodge & Cox believes that there is a correlation between the currency in which the cross-hedge is denominated and the currency being hedged.

The Dodge & Cox Global Bond Fund may also take long or short speculative positions in a currency even if the Fund is not otherwise exposed to that currency.

Predicting currency movements is difficult and estimates of a Fund’s non-U.S. currency exposure (particularly indirect exposure) may not be precise. One risk of using currency derivatives to try to protect against the price volatility of other portfolio investments is that changes in currency exchange rates or in the value of the derivatives used may not correlate with changes in the price of the investments they are intended to protect. The degree of correlation may be distorted by the fact that the foreign currency derivatives market may be dominated by speculative traders seeking to profit from changes in exchange rates. Additionally, though the use of currency derivatives for hedging purposes is intended to reduce the risk of loss due to the decline in the value of the hedged currency, it also reduces the potential for gain that might result from an increase in the value of such currency. Dodge & Cox may choose not to hedge against some or all of a Fund’s non-U.S. currency exposure and its attempts to hedge may be unsuccessful. If Dodge & Cox is incorrect in its predictions of currency movements or the effect such movements are likely to have on the value of Fund investments, a Fund’s currency hedges could cause it to lose money.

Currency Futures. The sale of a foreign currency futures contract creates an obligation by the seller to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a foreign currency futures contract creates an obligation by the buyer to take delivery of an amount of currency at a specified future time at a specified price.

Currency forwards. A foreign currency forward contract (commonly known as a “currency or FX forward”) involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Currency forwards are traded bilaterally (or “over-the-counter”). Currency forwards typically specify “physical settlement” at maturity, but in practice, they are often closed by entering an off-setting transaction or by “cash settling” — making a cash payment equal to the difference between the relevant exchange rate on the original trade date and the maturity date, applied to the notional amount. Some types of currency forwards, known as “non-deliverable forwards” or “NDFs” are always cash settled. NDFs are often used to invest in currencies that cannot be or are difficult to deliver offshore. NDFs may be (but are not required to be) traded on certain swap execution facilities.

Currency swaps. A currency swap (or “FX swap”) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. A currency swap is typically arranged as a spot currency transaction (or short-dated currency forward) that will be reversed at a set date with an offsetting forward transaction. Currency swaps are traded bilaterally. Currency swaps are economically very similar to currency forwards and are used for similar purposes.

Cross-Currency Swaps. A cross-currency swap is an interest rate swap (see “Interest Rate Swaps,” below) in which the relevant interest rates are applied to notional amounts denominated in different currencies and the cash flows are in corresponding different currencies. Cross-currency swaps are also traded bilaterally. Upon initiation of a cross-currency swap, the two counterparties agree to make an initial exchange of principal amounts in one currency for another currency. During the life of the swap, each party makes payments (in the currency of the principal amount received) to the other. At the maturity of the swap, the parties make a final exchange of the initial principal amounts, reversing the initial exchange at the same spot rate.

Currency Options. A currency option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to purchase (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on the actual value of the referenced currency) at a specified price (the exercise price) on a future date or during a period of time. Certain currency options, subject to standardized terms, are traded on U.S. or foreign exchanges and cleared, while others are traded over-the-counter. Over-the-counter options differ from exchange-traded options in that they are bilateral contracts with strike price, maturity, and other terms negotiated between buyer and seller. Currency options are considered swaps for certain purposes under CFTC and SEC regulations. Currency options are influenced by all of the risk factors inherent in currency and foreign exchange investments generally, and may be more volatile than their underlying currencies.

Credit Derivatives: Credit Default Swaps.

Credit default swaps involve the purchase by one counterparty (the “buyer”) of credit protection from the other counterparty (the “seller”) in respect of a specified notional amount of the debt of a specified issuer (a “reference entity”) or index of issuers. The buyer makes periodic payments to the seller over the term of the contract in return for the right if a specified “credit event” occurs during the term either to sell debt of the reference entity to the seller at its full par value (“physical settlement”) or to receive a payment equal to the difference between par and the market value of the reference entity’s debt applied to the notional amount (“cash settlement”). For most credit default swaps, the market value for purposes of calculating a cash settlement payment is determined through a market-wide auction process. Generally, credit events include a failure by the reference entity to make a scheduled debt payment or bankruptcy of the reference entity; in some cases, credit events also include the acceleration of a reference entity’s debt or certain types of debt restructurings. Credit default swaps referencing certain standardized indices are required to be traded on swap execution facilities and cleared; those referencing single entities are traded bilaterally.

Credit default swaps referring to a single issuer may be used to create or hedge exposure to that issuer’s debt. Credit default swaps referring to indices of issuers can be used either to create long or short exposure to the credit markets generally or as a proxy for specific debt holdings.

A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a seller and no credit event occurs, the Fund will receive periodic fixed payments through the term of the contract. If a credit event occurs, the Fund is likely to suffer a loss as a result of its settlement obligation. If a Fund is the buyer and no credit event occurs, the Fund will lose the periodic fixed payments due through the term of the contract. If a credit event occurs, a Fund would receive full notional value for a debt obligation that may have little or no value, unless the swap counterparty is unable to meet its obligations. The value of a credit default swap fluctuates based on the market’s assessment of the likelihood that a credit event will occur in respect of a reference entity. The value to a buyer will increase and decrease along with the likelihood of a credit event; for a seller, the value will correlate inversely to the likelihood of a credit event. Credit default swaps involve different (and in some cases, greater) risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk.

The asset coverage requirements for a credit default swap may vary depending on whether a Fund is the buyer or seller of protection and on the settlement terms of the transaction. Under certain circumstances, a Fund may be required to earmark assets equal to the full notional amount of its potential obligations rather than just the market value of the swap.

Equity Derivatives

Equity Index Futures. An equity index futures contract involves an obligation to make a payment based upon changes in the level of a specified equity securities index, such as the S&P 500 or the EURO STOXX 50® Index, at a specified future time. A Fund may enter into equity index futures for the purpose of “equitizing” its non-equity assets, such as cash, cash equivalents, unrealized gains on derivatives, and receivables. This investment strategy involves purchasing equity index futures in a notional amount approximately equal to some or all of a Fund’s non-equity assets in order to more closely approximate the return of a fully-invested fund. Typically, the initial margin required in respect of an equity index futures contract is a small percentage of the contract’s notional amount. Equity index futures are traded on and cleared through a futures exchange. A fund may purchase equity index futures referring to U.S. or non-U.S. securities indices, depending on the type of equity exposure it intends to create.

A Fund may take a short position in equity index futures to hedge the equity exposure of its investment portfolio with regard to market risk, as distinguished from stock-specific risk. By establishing such a short position, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case.

Equity Index Options. An equity index options gives its holder the right (but not the obligation) to buy or sell the future value of an equity stock index, such as the S&P 500 index, at a predetermined strike price. A put option gives the owner the right to sell at the strike price and has value at its expiration if the index price is lower than the strike price. A call option gives the owner the right to buy at the strike price and has value at its expiration if the index price is higher than the strike price. The buyer of an equity index option pays a premium amount to purchase the contract, but has no payment obligations thereafter.

Purchasing equity index put options is a way of hedging against a general downturn in the equity markets because these options increase in value as the value of the referenced index declines. However if a Fund’s portfolio suffers greater losses than the index referenced in a put option (or if the referenced index does not decline in value at all), such a put option may be an imperfect or ineffective hedge.

Equity index options may be traded on and cleared through an exchange or purchased over-the-counter from a broker-dealer.

Short Term Investments

Each Fund may hold a portion of its assets in cash and short-term debt securities, including repurchase agreements, commercial paper, and bank obligations. In addition, each Fund may invest in shares of U.S. dollar-denominated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility. The Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund may also hold bank time deposits and short-term debt securities denominated in U.S. or non-U.S. currencies.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Short-Term Corporate Debt Securities

Short-term corporate debt securities are outstanding non-convertible corporate debt securities (such as bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

Commercial paper is short-term promissory notes issued by corporations primarily to finance short-term credit needs. Commercial paper may have floating or variable rates.

Repurchase Agreements

Each Fund may enter into a repurchase agreement through which it may from time to time purchase securities (each an “underlying security”) from a bank or securities dealer. Any such dealer or bank must be a member of the Federal Reserve System, approved by Dodge & Cox, and, at the time a Fund enters into the repurchase agreement, have a credit rating with respect to its short-term debt of at least A1 by S&P, F1 by Fitch, P1 by Moody’s, or the equivalent rating as determined by Dodge & Cox. As part of the transaction, the bank or securities dealer agrees to repurchase the underlying security on a specific future date at the same price, plus a specified amount of interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued by the U.S. government, its agencies and GSEs, (ii) the market value of the underlying security, including interest accrued, will be at all times greater than the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period which the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements, Dollar Rolls, and To-be-Announced Securities

Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Fund may sell portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. It is possible that changing government regulation may significantly limit the use of reverse repurchase agreements by mutual funds.

Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund simultaneously contracting to repurchase securities with a similar term, program, and coupon on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities but can invest the proceeds from the sale. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the use of these investments may have a leveraging effect because the Fund may use the proceeds to make investments in other securities. Because they create future payment obligations, reverse repurchase agreements and dollar rolls are subject to the same asset coverage requirements as derivatives.

Funds that purchase or sell mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the to-be announced (“TBA”) market. With TBA transactions, a Fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered TBA because a buyer commits to buy a pool of mortgages that have yet to be specifically identified but within certain parameters for term, program, and coupon. For either purchase or sale transactions, a Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price.

Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, a Fund will still bear the risk of any decline in the value of the security to be delivered. TBA dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

Borrowing Money and Lending of Portfolio Securities

The Funds may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction from time to time. Current regulations permit a Fund to borrow from a bank in an amount up to one-third of the Fund’s total assets (including the amount borrowed), and to borrow additional amounts up to 5% of the Fund’s total assets for temporary purposes.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

It is possible that changing government regulations could significantly limit or impact the Funds’ ability to borrow money or lend portfolio securities.

Interfund Borrowing and Lending

The SEC has granted an exemption permitting the Funds to participate in an interfund lending program. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) a Fund will borrow money through the program only when the costs are equal to or lower than the cost of available bank loans, and will lend through the program only when the returns are higher than those available from an investment in eligible repurchase agreements; (2) an interfund loan may not exceed seven days; and (3) a Fund’s interfund loans to any one Fund may not exceed 5% of the lending Fund’s net assets. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is not available. The Trust’s Board of Trustees is responsible for overseeing the interfund lending program. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

Lending of Portfolio Securities

Each Fund has reserved the right to lend its securities to qualified broker/dealers, banks or other financial institutions. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and the aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by the Fund.

If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities that may be subject to market appreciation or depreciation. A Fund may not be able to recall loaned securities in time to exercise its voting rights.

Additional Risks

Commodities Investment Risk. While none of the Funds may invest in commodities directly, all of the Funds may invest in either debt or equity securities (or both) issued by commodity-related issuers. Investing in securities of commodity-related issuers may subject a Fund to greater volatility than investments in other securities. The commodities markets have experienced periods of extreme volatility. Such market conditions may result in rapid and substantial decreases or increases to the value of commodity-related securities and to the value of a Fund holding such securities. Commodities markets may fluctuate widely based on many factors, many of which are outside the control of the issuers of commodity-related securities. Commodities markets are subject to temporary distortions and disruptions due to lack of liquidity, participation by speculators in the market, government regulation, and other factors. Fluctuations in the commodities markets may impact the price of securities exposed indirectly to commodity risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries.

Cybersecurity Risk. As the use of technology and the frequency of cyber attacks in the market has become more prevalent, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity that may lead to financial losses. A breach in cybersecurity refers to both intentional and unintentional events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, or otherwise disrupt normal business operations. This in turn could adversely affect a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions; impeding a Fund’s ability to calculate its net asset value; causing the release or misuse of confidential Fund information or private shareholder information (which may violate privacy and other laws, including those related to identity theft). A cyber attack may cause financial losses by impeding trading, causing reputational damage, and subjecting a Fund to regulatory penalties, fines, reimbursement or other compensation costs. Additional compliance costs could be associated with corrective measures, and/or cybersecurity risk management. Cybersecurity breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cybersecurity breaches involving a Fund’s third-party service providers (e.g., the Funds’ custodian and transfer agent), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cybersecurity breaches. Moreover, cybersecurity breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause a Fund’s investment to lose value. Although Dodge & Cox has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cybersecurity systems of issuers in which a Fund may invest, trading counterparties or third-party service providers to the Funds. There is also a risk that cybersecurity breaches may not be detected. There can be no assurance that the Funds will not suffer losses relating to cyber attacks on the Funds or its service providers.

Regulatory Risk. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of the Funds and the value of assets they hold, expose the Funds to additional costs, require changes to investment practices, and adversely affect the Funds’ ability to pay dividends. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. In addition, new regulations applicable to, and changing business practices of, financial intermediaries that make markets in debt securities may result in those financial intermediaries restricting their market-making activities for certain debt securities, which may reduce the liquidity and increase the volatility for such debt securities.

Dilution Risk. The per share value of a Fund may be diluted by unusually large redemption requests. In the case of a redemption request that is larger than the Fund’s available cash, a Fund may need to sell holdings in order to pay redemption proceeds. If a Fund is not able to sell holdings at a favorable price, such a redemption request may reduce the Fund’s per share value. These risks may be greater during periods of market stress, during which liquidity may be compromised.

Participation on Creditor, Bondholder, or Shareholder Committees. A Fund may from time to time participate on committees formed by creditors, bondholders, or shareholders, and in connection with such committees may enter into agreements or take other actions to enforce the Funds’ rights or protect the value of assets held in the

Funds. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

DISCLOSURE OF FUND HOLDINGS

The Funds provide a complete list of their holdings four times in each fiscal year, as of the end of each quarter. The lists also appear in the Funds’ Semi-Annual and Annual Reports to shareholders. The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 202-942-8090 (direct) or 800-732-0330 (general SEC number). A list of the Funds’ quarter-end holdings is also available at dodgeandcox.com and upon request on or about 15 days following each quarter end and remains available on the website until the list is updated in the subsequent quarter.

Occasionally, certain third parties—including the Funds’ service providers, independent rating and ranking organizations, intermediaries that distribute the Funds’ shares, institutional investors and others—request information about the Funds’ portfolio holdings. The Board of Trustees has approved policies and procedures relating to disclosure of the Funds’ portfolio holdings, which include measures for the protection of non-public portfolio holdings information, and which are designed to protect the interests of shareholders and address potential conflicts of interest that could arise between the interests of a Fund’s shareholders, on the one hand, and those of Dodge & Cox, on the other. The Funds’ policy is to disclose portfolio holdings to third parties only if legally required to do so or when the Funds believe there is a legitimate business purpose for the Funds to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Funds’ holdings or Fund shares on the basis of nonpublic information. This duty of confidentiality may exist under law or may be imposed by contract. Confidentiality agreements must be consistent with the policies adopted by the Board of Trustees and in form and substance acceptable to Dodge & Cox’s Legal Department and the Funds’ Chief Compliance Officer. In situations where the Funds’ policies and procedures require a confidentiality agreement, persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

The Funds may provide, at any time, portfolio holdings information to their service providers, such as the Funds’ investment manager, transfer agent, custodian/fund accounting agent, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process. Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

From time to time, officers of the Funds or Dodge & Cox may express their views orally or in writing on one or more of the Funds’ portfolio securities or may state that the Funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings disclosed on its website.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids or offers on securities, obtaining price quotations on securities, as well as in connection with litigation involving the Funds’ portfolio securities, the Funds may disclose one or more of their securities. The Funds have not entered into formal nondisclosure agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who Dodge & Cox believed was misusing the disclosed information.

The Funds’ Board of Trustees and Dodge & Cox’s Legal Department may, on a case-by-case basis, impose additional restrictions on the dissemination of the Funds’ portfolio information beyond those described herein.

Dodge & Cox provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holding information for their accounts. These clients do not owe Dodge & Cox or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Dodge & Cox’s portfolio holdings policy requires any violations of the policy that affect the Funds be reported to the Funds’ Chief Compliance Officer. If the Funds’ Chief Compliance Officer, in the exercise of her duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, she is required to report the violation to the Funds’ Board of Trustees.

MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

Each Dodge & Cox Fund is governed by the Board of Trustees of the Trust, which meets regularly to review a wide variety of matters affecting the Funds. The Trustees’ primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Trustees set broad policies for the Funds; monitor Fund operations, service providers, regulatory compliance, performance, and costs; and nominate and select new Trustees. The Trustees also elect the Funds’ Officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Delaware, and other laws. Dodge & Cox manages the day-to-day operations of the Funds under the direction of the Board of Trustees. The Board met four times during the fiscal year ended December 31, 2017.

Charles F. Pohl, an “interested” Trustee, serves as Chairman of the Board of Trustees. The Independent Trustees of the Funds have designated a Lead Independent Trustee, who functions as a spokesperson and principal point of contact for the Independent Trustees. The Lead Independent Trustee is responsible for coordinating the activities of the Independent Trustees, including calling and presiding at regular executive sessions of the Independent Trustees, developing the agenda of each Board meeting together with the Chairman, and representing the Independent Trustees in discussions with Dodge & Cox management. John B. Taylor currently serves as Lead Independent Trustee. The Funds’ Board has determined that its leadership and committee structure is appropriate because it sets the proper tone for the relationship between the Funds, on the one hand, and Dodge & Cox and the Funds’ other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board.

Like other mutual funds, each of the Dodge & Cox Funds is subject to a variety of risks, including, among others, investment, valuation, compliance, and operational risks. Dodge & Cox and other service providers have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. Dodge & Cox is also primarily responsible for managing investment risk and its own operational risks as part of its day-to-day investment management responsibilities. Dodge & Cox and the Funds’ Chief Compliance Officer (who reports directly to the Board’s Independent Trustees) assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board of Trustees considers risk management issues throughout the year by reviewing regular reports prepared by Dodge & Cox and the Funds’ Chief Compliance Officer, as well as special written reports or presentations provided on a variety of relevant issues, as needed. For example, Dodge & Cox reports to the Board quarterly on the investment performance of the Funds, the financial performance of the Funds, and overall market and economic conditions. Dodge & Cox also provides regular updates on legal and regulatory developments that may affect the Funds. The Funds’ Chief Compliance Officer provides regular presentations to the Board at its quarterly meetings. The Funds’ Chief Compliance Officer also provides an annual report to the Board concerning, among other things, (i) any material compliance matters relating to the Funds, Dodge & Cox, and the Funds’ other key service providers; (ii) various risks identified as part of the Funds’ compliance program assessments; and (iii) any material recommended changes to policies and procedures. The Funds’ Chief Compliance Officer also meets regularly in executive session with the Independent

Trustees and communicates any significant compliance-related issues and regulatory developments to the Audit and Compliance Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, representatives of Dodge & Cox communicate with the Lead Independent Trustee and/or the Chairperson of the Audit and Compliance Committee and other Independent Trustees. As appropriate, the Trustees confer among themselves, or with Dodge & Cox, the Funds’ Chief Compliance Officer, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit and Compliance Committee, which is composed of all Independent Trustees, oversees management of financial and compliance risks and controls. The Audit and Compliance Committee assists the Board at various times throughout the year in reviewing with Dodge & Cox and the Funds’ independent auditors matters relating to financial accounting and reporting, systems of internal controls, and the Funds’ annual audit process. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ valuation policies in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

All of the Trustees bring to the Board a wealth of executive leadership experience. The Board and its Nominating and Governance Committees select Independent Trustees with a view toward constituting a Board that, as a body, possesses the qualifications, skills, attributes, and experience to appropriately oversee the actions of the Funds’ service providers, decide upon matters of general policy, and represent the long-term interests of Fund shareholders. In doing so, they consider the qualifications, skills, attributes, and experience of the current Board members of the Funds, with a view toward maintaining a Board that is diverse in viewpoint, experience, education, and skills.

The Funds seek Independent Trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the Funds’ Board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities. The business acumen, experience, and objective thinking of the Trustees are considered invaluable assets for Dodge & Cox management and the Funds.

The Independent Trustees collectively have a significant record of accomplishments in governance, business, not-for-profit organizations, government and military service, academia, law, accounting, or other professions. Although no single list could identify all the experience upon which the Funds’ Independent Trustees draw in connection with their service, the table below summarizes key experience for each Independent Trustee. These references to the qualifications, attributes, and skills of the Trustees are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Board as a whole. Notwithstanding the qualifications listed below, none of the Independent Trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the Funds’ registration statement.

Interested Trustees have similar qualifications, skills, and attributes as the Independent Trustees. Interested Trustees are senior executive officers of Dodge & Cox. This management role with the Funds’ investment adviser also permits them to make a significant contribution to the Funds’ Board.

The Trustees and Officers of the Funds are listed below. The address for each Trustee and Officer, unless otherwise noted, is c/o Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104. Each Trustee and Officer oversees all six portfolios in the Dodge & Cox Funds Complex and serves for an indefinite term.

Independent Trustees

(The term “Independent Trustee” refers to a Trustee who is not an “interested person” of the Funds within the meaning of the 1940 Act.)

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Caroline M. Hoxby (52) Trustee since 2017	Ms. Hoxby has been a Professor of Economics at Stanford University since 2007 and a Director of the Economics of Education Program for the National Bureau of Economic Research since 2001. She is also a Senior Fellow of the Hoover Institution and the Stanford Institute for Economic Policy Research.	None
Thomas A. Larsen (68) Trustee since 2002	Mr. Larsen most recently served as Senior Counsel of the law firm of Arnold & Porter until 2018, prior to which he was a Partner. He previously was a Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (a law firm) from 1977 to 2011, where he also served as Chair of the Real Estate and Private Client Services Groups. Mr. Larsen previously worked in the Office of the General Counsel of the Environmental Protection Agency. Mr. Larsen has served in leadership positions on advisory and trustee boards for many charitable, educational, and nonprofit organizations, as well as a private company.	None
Ann Mather (58) Trustee since 2011	Ms. Mather has served as the Chief Financial Officer or in other executive financial management positions with numerous public and private companies, including Polo Ralph Lauren, Buena Vista International, Inc., and, most recently, Pixar Animation Studios where she was CFO from 1999 to 2004. Ms. Mather has also served on a variety of public and private company boards, including as chair of the audit committee for several public company boards.	Current Director of Alphabet Inc. (previously Google Inc.) (internet information services); Glu Mobile, Inc. (multimedia software); Netflix, Inc. (internet television); Arista Networks (cloud networking); and Shutterfly, Inc. (internet photography services/publishing). Previous Director of Central European Media Enterprises, Ltd. (vertically integrated media services) (until 2009), MoneyGram International, Inc. (business services) (2010-13)
Robert B. Morris III (65) Trustee since 2011	Mr. Morris most recently served as Advisory Director to The Presidio Group from 2005-2016. During his career in the financial services industry, Mr. Morris has worked with many leading firms, including Wells Fargo, Montgomery Securities, Prudential-Bache Securities, and Goldman Sachs, where he was a partner and managing director. Mr. Morris has served on advisory and trustee boards for many charitable, educational, and nonprofit organizations.	None

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Gary Roughead (66) Trustee since December 2013	Admiral Roughead (Ret.) has served since 2012 as the Robert and Marion Oster Distinguished Military Fellow at the Hoover Institution at Stanford University. Admiral Roughead is a member of the Arctic Security Initiative (Chair), Task Force on Energy Policy, Military History Working Group, and Foreign Policy Working Group at the Hoover Institution. From 1973 to 2011, Admiral Roughead served in the U.S. Navy. From 2008 to 2011, Admiral Roughead was the Chief of Naval Operations. During that period, Admiral Roughead was a Senior Officer in the U.S. Navy, Naval Advisor to the President and Secretary of Defense and a Member of the Joint Chiefs of Staff.	Current Director, Northrop Grumman Corp. (global security); and Maersk Line, Limited (shipping and transportation)
Mark E. Smith (67) Trustee since April 2014	Mr. Smith served as a consultant from 2012 to 2013 at Brown Brothers Harriman, an investment management company, and at Loomis Sayles & Company, L.P., an investment manager. Prior to 2012, Mr. Smith served as Executive Vice President, Managing Director-Fixed Income at Loomis Sayles & Company, L.P.	None
John B. Taylor (71) Trustee since 2005 (and 1995-2001)*	Mr. Taylor has been a Professor of Economics at Stanford University since 1984 and a Senior Fellow at the Hoover Institution since 1996. He has served in numerous government positions, including, most recently, Under Secretary for International Affairs at the United States Treasury from 2001 to 2005. Previous government positions include service as a Director of the Overseas Private Investment Corporation, on the Advisory Panel of the Congressional Budget Office, and both a Member and Senior Staff Economist of the President’s Council of Economic Advisers. Mr. Taylor is actively involved in many economics professional societies.	None

* From 1995 until 1998, Mr. Taylor served in a similar capacity with the Trust’s predecessors, Dodge & Cox Stock Fund, Dodge & Cox Income Fund, and Dodge & Cox Balanced Fund.

Interested Trustees

(Each Interested Trustee is an employee of Dodge & Cox in an executive position and is an “interested person” of the Trust as defined in the 1940 Act.)

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years

Name, (Age), Position with the Trust, and Year of Election or Appointment as Trustee	Principal Occupation(s) During the Past Five Years and Other Relevant Experience	Directorships of Public Companies and Other Investment Companies During the Past Five Years
Charles F. Pohl (60) Chairman and Trustee (since 2014)	Chairman (since 2013), Co- President (2011-2013), and Director of Dodge & Cox; Chief Investment Officer, and member of U.S. Equity Investment Committee (USEIC), Global Equity Investment Committee (GEIC), International Equity Investment Committee (IEIC), and U.S. Fixed Income Investment Committee (USFIIC). Mr. Pohl joined Dodge & Cox in 1984.	None
Dana M. Emery (56) President (since 2014) Trustee (since 1993*)	Chief Executive Officer (since 2013), President (since 2013), Co-President (2011-2013), and Director of Dodge & Cox; Director of Fixed Income, and member of USFIIC and Global Fixed Income Investment Committee (GFIIC). Ms. Emery joined Dodge & Cox in 1983.	None

* From 1993 until 1998, Ms. Emery served in a similar capacity with one of the Trust’s predecessors, Dodge & Cox Income Fund.

Officers

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Diana S. Strandberg (58)	Senior Vice President (since 2008)	Senior Vice President and Director of Dodge & Cox; Director of International Equity, and member of USEIC, GEIC, and IEIC; member of GFIIC (2014-January 2018)
Englebert T. Bangayan (39)	Vice President (since 2015)	Vice President of Dodge & Cox; Research Analyst, and member of IEIC (since 2015)
Philippe Barret, Jr. (41)	Vice President (since 2013)	Vice President of Dodge & Cox; Research Analyst, and member of USEIC (since 2013)
Lily S. Beischer (48)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst, and member of GEIC
Wendell W. Birkhofer (61)	Vice President (since 2008)	Senior Vice President (since 2016) and Vice President (until 2016) of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of USEIC and Private Client Investment Committee (“PCIC”)
Anthony J. Brekke (43)	Vice President (since 2008)	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC
Richard T. Callister (46)	Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst, and member of IEIC
C. Bryan Cameron (60)	Vice President (since 2008)	Senior Vice President of Dodge & Cox; Director of Research, and member of USEIC, IEIC, and PCIC
James H. Dignan (48)	Vice President (since 2008)	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC (since 2014)
Mario C. DiPrisco (42)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst, and member of IEIC
Thomas S. Dugan (53)	Vice President (since 2008)	Senior Vice President and Director of Dodge & Cox; Associate Director of Fixed Income, and member of USFIIC and GFIIC (since 2014)
David C. Hoeft (50)	Vice President (since 2008)	Senior Vice President and Director of Dodge & Cox; Associate Director of Research, and member of USEIC and GEIC (as of 2016)
Keiko Horkan (47)	Vice President (since 2008)	Vice President of Dodge & Cox, Research Analyst, and member of IEIC

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Lucinda I. Johns (44)	Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst and member of USFIIC and GFIIC (since 2014)
Michael Kiedel (42)	Vice President (since 2018)	Vice President of Dodge & Cox; Research Analyst, Trader, and member of USFIIC (as of January 2018)
Roger G. Kuo (46)	Vice President (since 2008)	Senior Vice President and Director (since 2016) of Dodge & Cox; Research Analyst and member of IEIC and GEIC
Karol Marcin (45)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (as of January 2018) and GEIC
Kathleen G. McCarthy (38)	Vice President (since 2016)	Vice President of Dodge & Cox; Research Analyst and member of USEIC (since 2016)
Raymond J. Mertens, Jr. (45)	Vice President (since 2014)	Vice President of Dodge & Cox; Research Analyst and member of IEIC (as of January 2018); member of GEIC (2014-2018)
Nils M. Reuter (38)	Vice President (since 2018)	Vice President of Dodge & Cox; Research Analyst, Trader, and member of USFIIC (as of January 2018)
Larissa K. Roesch (51)	Vice President (since 2008)	Vice President of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of USFIIC
Adam S. Rubinson (51)	Vice President (since 2010)	Vice President of Dodge & Cox; Client Portfolio Manager, Research Analyst, and member of USFIIC and GFIIC (since 2014)
Matthew B. Schefer (33)	Vice President (since 2018)	Vice President (since 2015) of Dodge & Cox; Research Analyst and member of GFIIC (as of January 2018)
William W. Strickland (56)	Vice President (since 2018); Assistant Treasurer and Assistant Secretary (since 2017)	Chief Operating Officer of Dodge & Cox, Vice President, Assistant Secretary and Assistant Treasurer (since January 2017); President of T. Rowe Price Services (2011-2016) and Chief Technology Officer of T. Rowe Price (2008-2015)
Steven C. Voorhis (48)	Vice President (since 2008)	Vice President of Dodge & Cox; Research Analyst and member of USEIC and GEIC
Terrill C. Armstrong (45)	Assistant Vice President (since 2015)	Client Portfolio Manager and Client Portfolio Counselor of Dodge & Cox (since 2015); Portfolio Manager at Fischer Francis Trees & Watts (2011-2014)
Matthew A. Beck (45)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Client Portfolio Counselor
Carl Bindoo (43)	Assistant Vice President (since 2015)	Vice President (since 2016) of Dodge & Cox and Investment Accounting and Operations Manager
Damon T. Blechen (41)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox and Research Analyst; and Trader
James T. Borden (58)	Assistant Vice President (since 2004)	Vice President of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of PCIC
Steven H. Cassriel (56)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager, and Client Portfolio Counselor
Alexander J. Chartz (30)	Assistant Vice President (since 2014)	Client Relationship Associate of Dodge & Cox
Hsin Chau (42)	Assistant Vice President (since 2016)	Vice President (since 2014) of Dodge & Cox; Senior Counsel (since 2014); Associate Counsel (2011-2014)
Sophie Chen (34)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Research Analyst
Linda K. Chong (45)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst and Trader
Robert T. Curran (42)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Shareholder Services Manager
Deirdre A. Curry (51)	Assistant Vice President (since 2011)	Vice President (since 2014) of Dodge & Cox; Client Portfolio Manager and Client Portfolio Counselor
Shawn G. Dahlem (52)	Assistant Vice President (since 2009)	Vice President (since 2013) of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of PCIC

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Rameez Dossa (34)	Assistant Vice President (since 2014)	Vice President of Dodge & Cox (since 2017); Research Analyst (since 2013); Harvard Business School MBA Program (2011-2013)
David J. Edwards (56)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Counselor
Leah E. Edwards (25)	Assistant Vice President (since 2017)	Client Relationship Associate of Dodge & Cox
Karim A. Fakhry (40)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst
Kathryn O. Fast (44)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Client Portfolio Manager and Client Portfolio Counselor
Allen C. Feldman (32)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Research Analyst (since 2013) and Trader; Research and Trading Associate (until 2013)
Benjamin V. Garosi (38)	Assistant Vice President (since 2012)	Vice President (since 2013) of Dodge & Cox; Research Analyst
Steven T. Gorski (48)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Director of Client Service (since 2016) and Client Portfolio Counselor
Amy R. Grandstaff (30)	Assistant Vice President (since 2013)	Client Relationship Associate of Dodge & Cox
Glen S. Guymon (48)	Assistant Vice President (since 2009)	Vice President of Dodge & Cox; Senior Counsel (since 2013) and Associate Counsel (until 2013)
Matthew A. Hauselt (26)	Assistant Vice President (since 2017)	Client Relationship Associate of Dodge & Cox
Matt B. Hyland (27)	Assistant Vice President (since 2017)	Shareholder Services Specialist of Dodge & Cox
John N. Iannuccillo (49)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst
Kevin D. Johnson (56)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager, and Client Portfolio Counselor
Erin E. Kennedy (44)	Assistant Vice President (since 2018)	Vice President (since 2017) of Dodge & Cox; Associate Counsel (since 2014); Vice President, Securities Division Compliance and Vice President and Assistant General Counsel at Goldman, Sachs & Co. (until 2014)
Mary E. Klabunde (59)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Shareholder Services Manager
Thinh V. Le (43)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst and Trader
Nicholas V. Lockwood (39)	Assistant Vice President (since 2012)	Vice President (since 2013) of Dodge & Cox; Research Analyst and Trader
Timothy N. Mahoney (29)	Assistant Vice President (since 2017)	Shareholder Services Specialist of Dodge & Cox
Richard M. Marino (46)	Assistant Vice President (since 2018)	Senior Shareholder Services Technology Analyst of Dodge & Cox
Hallie W. Marshall (39)	Assistant Vice President (since 2012)	Vice President (since 2015) of Dodge & Cox; Client Portfolio Manager and Client Portfolio Counselor
Joel-Patrick Millsap (38)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst
Chad R. Musolf (40)	Assistant Vice President (since 2016)	Client Portfolio Counselor of Dodge & Cox (since 2015); Director, Consultant Relations at INTECH Investment Management (2010-2015)

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Molly K. Myers (43)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Client Portfolio Manager (since 2013), Client Portfolio Counselor (since 2013), Portfolio Manager Associate (2009-2013), and member of PCIC (as of January 2018)
Masato Nakagawa (35)	Assistant Vice President (since 2013)	Vice President (since 2016) of Dodge & Cox; Research Analyst and Trader
Amanda L. Nelson (46)	Assistant Vice President (since 2010)	Vice President of Dodge & Cox; Research Analyst
Ria T. Nickens (47)	Assistant Vice President (since 2002)	Vice President of Dodge & Cox; Client Portfolio Counselor
Stephanie D. Notowich (52)	Assistant Vice President (since 2005)	Vice President of Dodge & Cox; Client Portfolio Manager, and Client Portfolio Counselor
Arun R. Palakurthy (37)	Assistant Vice President (since 2011)	Vice President of Dodge & Cox; Research Analyst
E. Saul Pena (40)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst and Trader
Salil A. Phadnis (33)	Assistant Vice President (since 2014)	Vice President of Dodge & Cox (since 2017); Research Analyst (since 2013); Wharton School at the University of Pennsylvania MBA Program (2011-2013)
Lynn A. Poole (58)	Assistant Vice President (since 2001)	Vice President of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of PCIC
Neha N. Pyle (42)	Assistant Vice President (since 2016)	Shareholder Services Specialist of Dodge & Cox (since 2016); Executive/Special Projects Assistant, TPG Capital (2014-2016)
Murray J. Rolfe (47)	Assistant Vice President (since 2014)	Vice President of Dodge & Cox; Operations Manager (since 2013) and Performance and Reporting Manager (until 2013)
Rosemarie C. Schembri (42)	Assistant Vice President (since 2015)	Vice President (since 2016) and Associate Chief Compliance Officer (since 2013) of Dodge & Cox
Dustin B. Seely (32)	Assistant Vice President (since 2017)	Research Analyst and Trader (since 2016) of Dodge & Cox; Senior Associate, Prudential (2012-2016)
Tara E. Shamia (41)	Assistant Vice President (since 2005)	Vice President of Dodge & Cox; Client Portfolio Counselor
Varinia T. Siefker (38)	Assistant Vice President (since 2014)	Intermediary Relationship Manager of Dodge & Cox (since 2014); Portfolio Strategist and Product Manager, Charles Schwab Investment Management (2011-2013)
Douglas M. Silverman (35)	Assistant Vice President (since 2016)	Client Relationship Associate of Dodge & Cox (since 2015); Officer in the U.S. Navy (2002-2015)
Victoria H. Sims (27)	Assistant Vice President (since 2017)	Client Relationship Associate of Dodge & Cox (since 2016); Associate Consultant at Ramboll Environ (2015-2016)
Alka Singal (38)	Assistant Vice President (since 2017)	Client Portfolio Counselor of Dodge & Cox (since 2017); Executive Vice President at PIMCO (2007-2016)
Paritosh Somani (39)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst
Savvy S. Soun (45)	Assistant Vice President (since 2013)	Vice President of Dodge & Cox; Equity Trading Manager
Jay J. Stock (56)	Assistant Vice President (since 2011)	Vice President of Dodge & Cox; Research Analyst
Robert S. Turley (38)	Assistant Vice President (since 2014)	Vice President (since 2016) of Dodge & Cox; Research Analyst (since 2013); Harvard University PhD Program in Business Economics (2008-2013)

Name and (Age)	Position(s) with the Trust (Year of Election or Appointment)	Principal Occupation(s) During the Past Five Years
Jose F. Ursua (37)	Assistant Vice President (since 2015)	Vice President of Dodge & Cox (since 2017); Research Analyst (since 2014); Global Economics and Markets Analyst at Goldman Sachs (2011-2014)
Ryan Utsumi (39)	Assistant Vice President (since 2015)	Client Portfolio Manager and Client Portfolio Counselor of Dodge & Cox (since 2015); Client Portfolio Strategist (2014) and Director, Money Market Funds of Charles Schwab (2012-2014)
Eric R. Warner (56)	Assistant Vice President (since 2006)	Vice President of Dodge & Cox; Client Portfolio Manager, Client Portfolio Counselor, and member of PCIC
Tae Yamaura (45)	Assistant Vice President (since 2012)	Vice President of Dodge & Cox; Research Analyst
Mimi Yang (31)	Assistant Vice President (since 2017)	Research Analyst of Dodge & Cox (since 2014); Macro Research Analyst, Duquesne Capital Management (2012-2014)
Roberta R.W. Kameda (57)	Assistant Vice President (since 2006) and Secretary (since 2017)	Vice President and Secretary (since 2018) of Dodge & Cox; General Counsel
David H. Longhurst (60)	Treasurer (since 2006)	Vice President and Assistant Treasurer of Dodge & Cox
John M. Loll (52)	Assistant Treasurer (since 2006) and Assistant Secretary (since 1999)	Vice President of Dodge & Cox; Corporate Treasurer
Katherine M. Primas (43)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox

    The Board of Trustees has the five standing committees listed below:

	Functions	Members	Number of Meetings Held During the Last Fiscal Year
Audit and Compliance Committee	Oversee the accounting and financial reporting processes of the Trust and each of its series and its internal controls and, as the Committee deems appropriate, inquire into the internal controls of certain third-party service providers; oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof; oversee, or, as appropriate, assist Board of Trustees’ oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; approve prior to appointment the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors; and act as a liaison between the Funds’ independent auditors and Chief Compliance Officer and the Board.	Caroline M. Hoxby Thomas A. Larsen Ann Mather Robert B. Morris (Chairperson) Gary Roughead Mark E. Smith John B. Taylor	2
Contract Review Committee	Consider the renewal of the Investment Management Agreements between the Funds and Dodge & Cox pursuant to Section 15(c) of the 1940 Act, and such other material contracts as the Board and Committee deem appropriate.	Caroline M. Hoxby Thomas A. Larsen Ann Mather Robert B. Morris Gary Roughead Mark E. Smith (Chairperson) John B. Taylor	2

	Functions	Members	Number of Meetings Held During the Last Fiscal Year
Governance Committee	Nominate proposed members of committees of the Board; evaluate and recommend to the Board the compensation of Trustees and Trustee expense reimbursement policies; evaluate the performance of the Board as deemed necessary.	Caroline M. Hoxby Thomas A. Larsen Ann Mather Robert B. Morris Gary Roughead (Chairperson) Mark E. Smith John B. Taylor	4
Nominating Committee	Determine such standards or qualifications for nominees to serve as Trustees, if any, as the Committee deems appropriate; identify possible candidates to become members of the Board in the event that a Trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more Trustees is to be elected; and consider and evaluate such candidates and recommend Trustee nominees for the Board’s approval.	Caroline M. Hoxby Thomas A. Larsen (Chairperson) Ann Mather Robert B. Morris Gary Roughead Mark E. Smith John B. Taylor	1
Valuation Committee	Review and approve the Funds’ valuation policies; provide oversight for pricing of securities and calculation of net asset value; review “fair valuations” and determinations of liquidity of the Funds’ securities.	Caroline M. Hoxby Thomas A. Larsen Ann Mather (Chairperson) Robert B. Morris Gary Roughead Mark E. Smith John B. Taylor	1

Trustees and Officers of the Trust affiliated with Dodge & Cox hold a controlling interest in Dodge & Cox. As of March 31, 2018, the Officers and Trustees of the Trust owned less than 1% of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Income Fund. As of March 31, 2018, the Officers and Trustees of the Trust owned 1.1% of the outstanding shares of Dodge & Cox Global Stock Fund and 26.7% of the outstanding shares of Dodge & Cox Global Bond Fund.

The following table shows the dollar range of any equity securities beneficially owned by the Trustees in any of the Funds in the Dodge & Cox Funds Complex as of December 31, 2017.

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
Charles F. Pohl	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund Dodge & Cox Global Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Dana M. Emery	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund Dodge & Cox Global Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000	Over $100,000
Independent Trustees
Caroline M. Hoxby	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund Dodge & Cox Global Bond Fund	Over $100,000 Over $100,000 none none none none	Over $100,000
Thomas A. Larsen	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund Dodge & Cox Global Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 none none	Over $100,000
Ann Mather	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund Dodge & Cox Global Bond Fund	Over $100,000 Over $100,000 $10,001-$50,000 Over $100,000 none none	Over $100,000
Robert B. Morris	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund Dodge & Cox Global Bond Fund	Over $100,000 Over $100,000 Over $100,000 Over $100,000 none none	Over $100,000
Gary Roughead	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund Dodge & Cox Global Bond Fund	$50,001-$100,000 Over $100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 none	Over $100,000
Mark E. Smith	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund Dodge & Cox Global Bond Fund	Over $100,000 Over $100,000 Over $100,000 $50,001-$100,000 Over $100,000 none	Over $100,000
John B. Taylor	Dodge & Cox Stock Fund Dodge & Cox Global Stock Fund Dodge & Cox International Stock Fund Dodge & Cox Balanced Fund Dodge & Cox Income Fund Dodge & Cox Global Bond Fund	Over $100,000 none Over $100,000 none Over $100,000 Over $100,000	Over $100,000

The following table shows compensation paid by the Trust to Independent Trustees. The Trust does not pay any other remuneration to its Officers or Trustees, and has no bonus, profit-sharing, pension, or retirement plan.

Independent Trustee	Total Compensation from Funds and the Dodge & Cox Funds Complex paid to Trustees for Year Ended December 31, 2017
Caroline M. Hoxby	$122,500	*
Thomas A. Larsen	$250,000
Ann Mather	$260,000
Robert B. Morris	$270,000
Gary Roughead	$260,000
Mark E. Smith	$260,000
John B. Taylor	$260,000

*Joined the Board of Trustees effective September 13, 2017.

CODE OF ETHICS

The Funds and Dodge & Cox have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Dodge & Cox employees with access to information (access persons) about the purchase or sale of securities in a Fund’s portfolio may engage in personal securities transactions, including securities purchased or held by the Funds. However, the Code of Ethics requires, among other provisions, that access persons obtain approval before executing certain personal trades. The Code of Ethics is designed to place the interests of the Funds’ shareholders before the interests of the people who manage the Funds. The Code of Ethics is on file with the SEC.

PROXY VOTING POLICIES AND PROCEDURES

Dodge & Cox Funds Proxy Voting Policies and Procedures are attached to this SAI as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 800-621-3979; or on the Funds’ website at dodgeandcox.com, and (2) on the SEC’s website at sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

On April 4, 2018, National Financial Services, 499 Washington Boulevard, Jersey City, NJ 07310, owned of record 84,651,906 shares (24%), 154,186,573 shares (22%), 294,006,577 shares (21%), 32,665,148 shares (21%), 773,849,450 (19%), and 1,027,921 shares (6%) of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and the Dodge & Cox Global Bond Fund, respectively.

The Charles Schwab Corporation, 211 Main Street, San Francisco, CA 94105, owned of record 38,733,617 shares (11%), 104,298,775 shares (15%), 128,980,889 shares (9%), 20,927,594 shares (14%), 516,890,840 shares (13%), and 5,888,383 shares (35%) of the outstanding shares of Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and the Dodge & Cox Global Bond Fund, respectively.

TD Ameritrade, Inc., P.O. Box 2226, Omaha, NE 68103, owned of record 1,187,816 (7%) of the outstanding shares of Dodge & Cox Global Bond Fund.

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104, owned of record 1,451,942 (9%) of the outstanding shares of Dodge & Cox Global Bond Fund.

Capinco C/O US Bank, P.O. Box 1787, Milwaukee, WI, 53201 owned of record 1,629,617 (7%) of the outstanding shares of the Dodge & Cox Global Bond Fund.

Edward D. Jones & Co., 12555 Manchester Road, Saint Louis, MO 63131, owned of record 207,504,709 (5%) of the outstanding shares of the Dodge & Cox Income Fund.

Nebraska Investment Council, 1526 K. Street, Suite 420, Lincoln, NE 68508, owned of record 53,374,806 (8%) of the outstanding shares of the Dodge & Cox Global Stock Fund.

A person owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Fund.

The Trust knows of no other person who owns beneficially or of record more than 5% of the outstanding shares of any Fund.

INVESTMENT MANAGER

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, CA 94104, a California corporation, is employed by the Trust as manager and investment adviser of the Funds, subject to the direction of the Board of Trustees. Dodge & Cox is one of the oldest professional investment management firms in the United States, having acted continuously as investment managers since 1930, and has served as manager and investment adviser for the Funds since each Fund’s inception.

Dodge & Cox is not engaged in the brokerage business nor in the business of dealing in or selling securities. Its activities are devoted to investment research and the supervision of investment accounts for individuals, trustees, corporations, pension and profit-sharing funds, public entities, and charitable institutions. The Dodge & Cox Stock Fund, Balanced Fund, and Global Bond Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund. The Dodge & Cox Global Stock Fund and International Stock Fund each pay Dodge & Cox a management fee which is payable monthly at the annual rate of 0.60% of the average daily net asset value of the Fund. The Dodge & Cox Income Fund pays Dodge & Cox a management fee which is payable monthly at the annual rate of 0.50% of the average daily net asset value of the Fund up to $100 million and 0.40% of the average daily net asset value of the Fund in excess of $100 million.

The Investment Management Agreements with the Dodge & Cox Stock Fund and Income Fund provide that Dodge & Cox will waive its fee for any calendar year to the extent that such fee plus all other ordinary operating expenses paid by the Fund exceed 0.75% and 1%, respectively, of the average daily net asset value of the Fund. No waiver of management fee was required for the last three years under such agreements. Until April 30, 2019, Dodge & Cox has contractually agreed to reimburse the Dodge & Cox Global Bond Fund for all ordinary expenses to the extent necessary to maintain its total fund operating expenses at 0.45% of the average daily net asset value of the Fund. The agreement is renewable annually thereafter and is subject to termination upon 30 days’ written notice by either party prior to the end of the term. Investment management fees received (net of expense reimbursements) by Dodge & Cox from the Funds for the last three years were as follows:

	2017		2016		2015
Dodge & Cox Stock Fund	$331,821,270		$275,674,035		$293,725,621

Dodge & Cox Global Stock Fund	50,930,077		36,428,607		37,258,811

Dodge & Cox International Stock Fund	370,322,745		321,193,321		397,371,361

Dodge & Cox Balanced Fund	79,556,879		71,022,127		75,758,904

Dodge & Cox Income Fund	201,181,006		181,911,150		174,080,596

Dodge & Cox Global Bond Fund	0	*	0	*	0	*

*Expense reimbursements of $732,924, $560,185 and $570,879 were required for 2017, 2016 and 2015, respectively. These expense reimbursements include management fees of $647,574, $385,187, and $353,517 that otherwise would have been retained by Dodge & Cox for 2017, 2016 and 2015, respectively.

The contracts may be terminated at any time without penalty upon 60 days written notice by action of the Trustees, shareholders, or by Dodge & Cox. The contracts will terminate automatically should there be an assignment thereof. In addition to Dodge & Cox’s fee, each Fund pays other direct expenses, including any transfer agent, custodial, accounting, legal, insurance and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and shareholder meeting expenses; membership dues for trade associations; legal expenses for Independent Legal Counsel to the Independent Trustees of the Trust; and Trustee fees and expenses. Dodge & Cox furnishes personnel and other facilities necessary for the operation of the Funds for which it receives no additional compensation. Dodge & Cox supervises the operations of the Funds and directs the investment and reinvestment of its assets and furnishes all executive personnel and office space required.

Dodge & Cox serves as investment manager of each Subsidiary. Pursuant to the Investment Management Agreement between each Subsidiary and Dodge & Cox, Dodge & Cox does not receive compensation from the Subsidiary for the portfolio management and administrative services it provides to a Subsidiary. The direct expenses of a Subsidiary, including transfer agent, custodial, accounting, legal, insurance and audit fees, organizational expenses, and taxes and governmental fees, are borne by the relevant Fund. Each Investment Management Agreement between the Subsidiary and Dodge & Cox may be terminated at any time without penalty upon 60 days written notice by action of the Subsidiary’s directors or by Dodge & Cox, and will terminate automatically should there be an assignment thereof.

INVESTMENT COMMITTEE MEMBERS

As described in the Funds’ Prospectus, the Dodge & Cox Stock Fund’s investments and the equity portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s U.S. Equity Investment Committee (“USEIC”), and no one USEIC member is primarily responsible for making investment recommendations for the Funds. The USEIC also makes asset allocation decisions (in consultation with the USFIIC) among equity and debt securities in the Dodge & Cox Balanced Fund. The Dodge & Cox Global Stock Fund’s investments are managed by Dodge & Cox’s Global Equity Investment Committee (“GEIC”), and no one GEIC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox International Stock Fund’s investments are managed by Dodge & Cox’s International Equity Investment Committee (“IEIC”), and no one IEIC member is primarily responsible for making investment recommendations for the Fund. The Dodge & Cox Income Fund’s investments and the debt portion of the Dodge & Cox Balanced Fund are managed by Dodge & Cox’s U.S. Fixed Income Investment Committee (“USFIIC”), and no one USFIIC member is primarily responsible for making investment recommendations for the Funds. The Dodge & Cox Global Bond Fund’s investments are managed by Dodge & Cox’s Global Fixed Income Investment Committee (“GFIIC”), and no one GFIIC member is primarily responsible for making investment recommendations for the Fund. The research work of Dodge & Cox is organized for comprehensive and continuous appraisal of the economy and of various industries and companies. Supplemental research facilities are used to obtain additional coverage of business and financial developments affecting comparative security values.

Other Accounts Managed By Investment Committee Members

The investment committee members may also be responsible for the day-to-day management of other accounts, as indicated by the following table. None of these accounts has an advisory fee based on the performance of the account.

Dodge & Cox Stock Fund (number of accounts and total assets is as of December 31, 2017 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
USEIC Members
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	146,254,571,489	4,209,819,539	0
C. Bryan Cameron
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	82,057,228,097	1,029,146,132	0
Diana S. Strandberg
Number of Other Accounts Managed	4	4	0
Total Assets in Other Accounts Managed	92,124,140,032	4,549,383,717	0

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)

David C. Hoeft
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	26,297,547,909	4,133,402,231	0
Wendell W. Birkhofer
Number of Other Accounts Managed	1	1	61
Total Assets in Other Accounts Managed	16,386,964,775	952,728,824	10,370,202,352
Steven C. Voorhis
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	26,297,547,909	4,133,402,231	0
Philippe Barret, Jr.
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	16,386,964,775	952,728,824	0
Kathleen G. McCarthy
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	16,386,964,775	952,728,824	0
Karol Marcin*
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	27,319,418,050	4,424,330,395	0

* Joined the USEIC effective January 15, 2018. Information provided is as of January 31, 2018.

Dodge & Cox Global Stock Fund (number of accounts and total assets is as of December 31, 2017)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
GEIC Members
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	207,244,915,008	4,209,819,539	0
Diana S. Strandberg
Number of Other Accounts Managed	4	4	0
Total Assets in Other Accounts Managed	153,114,483,551	4,549,383,717	0
David C. Hoeft
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	87,287,891,428	4,133,402,231	0
Roger G. Kuo
Number of Other Accounts Managed	1	2	0
Total Assets in Other Accounts Managed	65,670,263,322	3,257,090,715	0
Steven C. Voorhis
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	87,287,891,428	4,133,402,231	0
Karol Marcin
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	3,180,673,407	0

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
Lily S. Beischer
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	3,180,673,407	0

Dodge & Cox International Stock Fund (number of accounts and total assets is as of December 31, 2017 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
IEIC Members
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	151,485,234,820	4,209,819,539	0
Diana S. Strandberg
Number of Other Accounts Managed	4	4	0
Total Assets in Other Accounts Managed	97,354,803,363	4,549,383,717	0
C. Bryan Cameron
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	87,287,891,428	1,029,146,132	0
Roger G. Kuo
Number of Other Accounts Managed	1	2	0
Total Assets in Other Accounts Managed	9,910,583,134	3,257,090,715	0
Mario C. DiPrisco
Number of Other Accounts Managed	0	1	1
Total Assets in Other Accounts Managed	0	76,417,308	659,191,767
Keiko Horkan
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	76,417,308	0
Richard T. Callister
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	76,417,308	0
Englebert T. Bangayan
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	76,417,308	0
Raymond J. Mertens*
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	73,822,150	0

*Joined the IEIC effective January 15, 2018. Information provided is as of January 31, 2018.

Dodge & Cox Balanced Fund (number of accounts and total assets is as of December 31, 2017 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
USEIC and USFIIC Members
Dana M. Emery
Number of Other Accounts Managed	2	1	0
Total Assets in Other Accounts Managed	54,443,089,059	339,564,178	0
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	200,768,533,367	4,209,819,539	0
C. Bryan Cameron
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	136,571,189,975	1,029,146,132	0
Diana S. Strandberg
Number of Other Accounts Managed	4	4	0
Total Assets in Other Accounts Managed	146,638,101,910	4,549,383,717	0
Thomas S. Dugan
Number of Other Accounts Managed	2	1	9
Total Assets in Other Accounts Managed	54,443,089,059	339,564,178	7,746,350,423
David C. Hoeft
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	80,811,509,787	4,133,402,231	0
Wendell W. Birkhofer
Number of Other Accounts Managed	1	1	61
Total Assets in Other Accounts Managed	70,900,926,653	952,728,824	10,370,202,352
Steven C. Voorhis
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	80,811,509,787	4,133,402,231	0
Larissa K. Roesch
Number of Other Accounts Managed	1	0	31
Total Assets in Other Accounts Managed	54,286,760,258	0	14,260,911,878
James H. Dignan
Number of Other Accounts Managed	2	1	8
Total Assets in Other Accounts Managed	54,443,089,059	339,564,178	3,230,726,696
Anthony J. Brekke
Number of Other Accounts Managed	1	0	4
Total Assets in Other Accounts Managed	54,286,760,258	0	1,080,122,885
Adam S. Rubinson
Number of Other Accounts	2	1	5
Managed
Total Assets in Other Accounts Managed	54,443,089,059	339,564,178	2,115,052,430
Lucinda I. Johns
Number of Other Accounts Managed	2	1	0
Total Assets in Other Accounts Managed	54,443,089,059	339,564,178	0

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
Philippe Barret, Jr.
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	70,900,926,653	952,728,824	0
Kathleen G. McCarthy
Number of Other Accounts Managed	1	1	0
Total Assets in Other Accounts Managed	70,900,926,653	952,728,824	0
Karol Marcin*
Number of Other Accounts Managed	2	2	0
Total Assets in Other Accounts Managed	85,218,496,408	4,424,330,395	0
Michael Kiedel*
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	55,096,747,069	0	0
Nils M. Reuter*
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	55,096,747,069	0	0

*Joined the USEIC or USFIIC effective January 15, 2018. Information provided is as of January 31, 2018.

Dodge & Cox Income Fund (number of accounts and total assets is as of December 31, 2017 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
USFIIC Members
Dana M. Emery
Number of Other Accounts Managed	2	1	0
Total Assets in Other Accounts Managed	16,543,293,576	339,564,178	0
Charles F. Pohl
Number of Other Accounts Managed	4	3	0
Total Assets in Other Accounts Managed	162,868,737,884	4,209,819,539	0
Thomas S. Dugan
Number of Other Accounts Managed	2	1	9
Total Assets in Other Accounts Managed	16,543,293,576	339,564,178	7,746,350,423
Larissa K. Roesch
Number of Other Accounts Managed	1	0	31
Total Assets in Other Accounts Managed	16,386,964,775	0	14,260,911,878
James H. Dignan
Number of Other Accounts Managed	2	1	8
Total Assets in Other Accounts Managed	16,543,293,576	339,564,178	3,230,726,696
Anthony J. Brekke
Number of Other Accounts Managed	1	0	4
Total Assets in Other Accounts Managed	16,386,964,775	0	1,080,122,885
Adam S. Rubinson
Number of Other Accounts Managed	2	1	5
Total Assets in Other Accounts Managed	16,543,293,576	339,564,178	2,115,052,430

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
Lucinda I. Johns
Number of Other Accounts Managed	2	1	0
Total Assets in Other Accounts Managed	16,543,293,576	339,564,178	0
Michael Kiedel*
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	16,860,567,701	0	0
Nils M. Reuter*
Number of Other Accounts Managed	1	0	0
Total Assets in Other Accounts Managed	16,860,567,701	0	0

  *Joined the USFIIC effective January 15, 2018. Information provided is as of January 31, 2018.

Dodge & Cox Global Bond Fund (number of accounts and total assets is as of December 31, 2017 unless otherwise indicated)

	Registered Investment Companies (Other Dodge & Cox Funds)	Other Pooled Investment Vehicles	Other Accounts (Dodge & Cox Separately Managed Accounts)
GFIIC Members
Dana M. Emery
Number of Other Accounts Managed	2	1	0
Total Assets in Other Accounts Managed	70,673,725,033	339,564,178	0
Thomas S. Dugan
Number of Other Accounts Managed	2	1	9
Total Assets in Other Accounts Managed	70,673,725,033	339,564,178	7,746,350,423
James H. Dignan
Number of Other Accounts Managed	2	1	8
Total Assets in Other Accounts Managed	70,673,725,033	339,564,178	3,230,726,696
Adam S. Rubinson
Number of Other Accounts Managed	2	1	5
Total Assets in Other Accounts Managed	70,673,725,033	339,564,178	2,115,052,430
Lucinda I. Johns
Number of Other Accounts Managed	2	1	0
Total Assets in Other Accounts Managed	70,673,725,033	339,564,178	0
Matthew B. Schefer*
Number of Other Accounts Managed	0	1	0
Total Assets in Other Accounts Managed	0	366,793,046	0

    *Joined the GFIIC effective January 15, 2018. Information provided is as of January 31, 2018.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts, including potential conflicts of interest related to the knowledge and timing of the Funds’ trades, investment opportunities, broker selection, and Fund investments. Because of their roles at Dodge & Cox, investment committee members, separate account client portfolio managers, and research analysts may be privy to the size, timing and possible market impact of a Fund’s trades. It is possible that investment committee members could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by investment committee members, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Dodge & Cox has adopted procedures for allocating portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. With respect to securities transactions for the Funds, Dodge & Cox determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to its other accounts, Dodge & Cox may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dodge & Cox may place separate, non-simultaneous transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of a Fund or the other account. Additionally, members of investment committees or their relatives may invest in a Fund and a conflict may arise where they may have an incentive to treat the Fund that they invest in preferentially as compared to other accounts.

Conflicts of interest may also arise in cases where Dodge & Cox clients with different strategies (including Funds with different strategies) invest in different parts of an issuer’s capital structure, such as when one client owns debt obligations of an issuer and another client owns equity in the same issuer. For example, if an issuer in which different clients own different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (such as conflicts over proposed waivers and amendments to debt covenants). A debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity holder might prefer a reorganization that holds the potential to create value for the equity holders.

The Funds may invest in various publicly traded or restricted securities that are also owned by Dodge & Cox or its employees. Dodge & Cox is not obligated to purchase or sell for the Funds any security which Dodge & Cox or its employees purchase or sell for their own account(s) or for the account of any other client. Dodge & Cox may give advice and take action with respect to any of its clients or for its own account which differs from or is inconsistent with the timing or nature of action(s) taken for the Funds. Transactions in a specific security may not be recommended or effected for all client accounts for which such transaction will be recommended or effected at the same time or at the same price. Dodge & Cox employees may invest in the same securities that Dodge & Cox purchases for the Funds to the extent permitted by the Dodge & Cox Code of Ethics. The Code of Ethics requires preclearance of personal securities transactions and reduces conflicts of interest by restricting the type and timing of employee trades. Dodge & Cox research analysts are sometimes invited to events hosted by company management in conjunction with performing their research responsibilities, which could provide an incentive for them to favor those companies over other investments. Acceptance of any gifts and entertainment is subject to restrictions set forth in Dodge & Cox’s Code of Ethics.

Although in some cases Dodge & Cox may refrain from taking certain actions or making investments on behalf of clients/Funds because of conflicts (potentially disadvantaging those on whose behalf the actions are not taken or investments not made), in other cases Dodge & Cox may take actions or make investments on behalf of some clients/Funds that have the potential to disadvantage other clients/Funds. Any of the foregoing conflicts of interest will be reviewed on a case-by-case basis. Any review will take into consideration the interests of the relevant clients/Funds, the circumstances giving rise to the conflict, and applicable laws. Clients (and investors in Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests, and Dodge & Cox will attempt to resolve such matters fairly, but even fair resolution may be resolved in favor of other clients, including Funds, which pay Dodge & Cox higher fees. The resolution of any actual or potential conflict of interest may result in Dodge & Cox’s making investment decisions for clients/Funds or groups of clients/Funds on less favorable terms than it would have absent the conflict.

Compensation

Compensation of Dodge & Cox Funds’ investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the distribution of Fund shares or to the performance of any account or Fund. All investment committee members also participate in equity ownership of Dodge & Cox. Each element of compensation is detailed below:

Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides pass-through income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements, net income generated each year, and estimated tax liabilities associated with the pass-through of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.

Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount.

The above information regarding compensation of investment committee members is current as of December 31, 2017.

Ownership of Securities

The following table indicates the dollar range of securities of each Dodge & Cox Fund beneficially owned by the Fund’s investment committee members as of December 31, 2017, unless otherwise indicated.

AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
	Dodge & Cox Stock Fund	Dodge & Cox Balanced Fund
U.S. Equity Investment Committee
Charles F. Pohl	G	G
C. Bryan Cameron	G	G
Diana S. Strandberg	G	G
David C. Hoeft	G	G
Wendell W. Birkhofer	G	F
Steven C. Voorhis	G	G
Philippe Barret, Jr.	G	E
Kathleen G. McCarthy	F	E
Karol Marcin*	G	A
Dodge & Cox Global Stock Fund
Global Equity Investment Committee
Charles F. Pohl	G
Diana S. Strandberg	G
David C. Hoeft	G
Roger G. Kuo	G
Steven C. Voorhis	G
Karol Marcin	G
Lily S. Beischer	G
Dodge & Cox International Stock Fund
International Equity Investment Committee
Charles F. Pohl	G
Diana S. Strandberg	G
C. Bryan Cameron	G
Roger G. Kuo	G
Mario C. DiPrisco	F
Keiko Horkan	G
Richard T. Callister	G
Englebert T. Bangayan	G
Raymond J. Mertens*	G

AGGREGATE DOLLAR RANGE OF SECURITIES IN THE FUND
	Dodge & Cox Balanced Fund	Dodge & Cox Income Fund
U.S. Fixed Income Investment Committee
Dana M. Emery	G	G
Charles F. Pohl	G	G
Thomas S. Dugan	G	G
Larissa K. Roesch	G	G
James H. Dignan	F	G
Anthony J. Brekke	E	E
Adam S. Rubinson	G	G
Lucinda I. Johns	E	E
Michael Kiedel*	E	E
Nils M. Reuter*	E	F
Dodge & Cox Global Bond Fund
Global Fixed Income Investment Committee
Dana M. Emery	G
Thomas S. Dugan	G
James H. Dignan	F
Adam S. Rubinson	G
Lucinda I. Johns	G
Matthew B. Schefer*	G

RANGES: A—NONE; B—$1-$10,000; C—$10,001-$50,000; D—$50,001-$100,000;

E—$100,001-$500,000; F—$500,001-$1,000,000; G—MORE THAN $1,000,000.

* Joined the committee effective as of January 15, 2018. Information provided is as of January 31, 2018.

Dodge & Cox’s profit sharing plan is 91% invested in shares of the Funds. As of December 31, 2017, the profit sharing plan held $196,075,365 in the Funds.

OTHER SERVICE PROVIDERS

Custodian and Transfer Agent

State Street Bank and Trust Company, P.O. Box 8422, Boston, Massachusetts 02266-8422 (800-621-3979), at its offices of its branches and agencies throughout the world, acts as custodian of all cash and securities of the Funds and serves as fund accounting agent for the Funds. As Foreign Custody Manager for the Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, and Dodge & Cox Global Bond Fund, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositaries, and furnishes information relevant to the selection of compulsory depositaries. DST Asset Manager Solutions, Inc., P.O. Box 8422, Boston, Massachusetts 02266-8422 (800-621-3979) acts as transfer and dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111, is the Independent Registered Public Accounting Firm to the Funds, subject to annual appointment by the Board of Trustees. PricewaterhouseCoopers LLP conducts an annual audit of the Funds’ annual financial statements, and performs tax and accounting advisory services.

Independent Legal Counsel to the Independent Trustees

Ropes & Gray LLP, Three Embarcadero Center, Suite 2200, San Francisco, CA 94111, currently serves as Independent Legal Counsel to the Independent Trustees. A determination with respect to the independence of the Independent Legal Counsel is made at least annually by the Independent Trustees, as prescribed by the 1940 Act and the rules promulgated thereunder.

Legal Counsel to the Funds

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, currently serves as legal counsel to the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Investment Management Agreements provide that Dodge & Cox is responsible for selecting members of securities exchanges, brokers and dealers (collectively, “brokers”) for the execution of a Fund’s portfolio transactions and, when applicable, the negotiation of commissions. All decisions and placements are made in accordance with the following principles:

1.

Dodge & Cox’s objective in selecting brokers and effecting portfolio transactions in securities is to seek best execution with respect to portfolio transactions. In deciding what constitutes best execution, the determinative factor is not simply quantitative, e.g., the lowest possible transaction cost, but also whether the transaction represents the best qualitative execution. The determination of what may constitute best execution of a securities transaction by a broker involves a number of considerations, including without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and to search for and obtain liquidity to minimize market impact, availability of the broker to stand ready to execute possibly difficult transactions, and the financial strength and stability of the broker. Because determining best execution involves qualitative judgments on a variety of factors, Dodge & Cox does not use a single basis of measurement that can be applied to all trades. Rather, Dodge & Cox views best execution as a process that should be evaluated over time as part of an overall relationship with a broker rather than on a trade-by-trade basis. Therefore, Dodge & Cox focuses on establishing the appropriate level of oversight, checks and balances, and documentation of best execution processes.

2.

Factors used to select brokers and/or electronic trading platforms to execute equity transactions include, but are not limited to, Dodge & Cox’s knowledge of negotiated commission rates; the nature of the security being traded; the size and type of the transaction; research and brokerage services provided by the broker; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance, and settlement capabilities as well as the reputation and perceived operational/financial soundness of the broker; Dodge & Cox’s knowledge of actual or apparent operational problems of any broker; the broker’s historical transaction and execution services; and the reasonableness of spreads or commissions. Dodge & Cox does not select brokers solely on the basis of purported or “posted” commissions, nor does it always seek in advance competitive bidding for the most favorable commission applicable to any particular portfolio transaction. Although Dodge & Cox generally seeks competitive commissions, it will not necessarily select a broker based on the lowest commission charged in a given transaction. Dodge & Cox may not pay the lowest available commission when it believes that a broker charging a higher commission offers greater liquidity or improved price or execution; Dodge & Cox may also select a broker in recognition of research and/or brokerage services provided or expected to be provided.

When effecting a debt securities transaction in the secondary market, Dodge & Cox generally will select brokers who are deemed likely to provide best execution for the specific transaction based on certain factors. These factors may include, but are not limited to, access to offerings; market familiarity; integrity (ability to maintain confidentiality); history of competitive pricing; trade settlement capability; expertise; financial condition (credit risk); and reliability and willingness to commit capital.

3.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and overseas, these commissions are negotiated. Equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed; however, listed securities may be purchased in the over-the-counter market if such market provides best execution and liquidity. In underwritten offerings, the price includes a disclosed selling concession.

For debt securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and ask prices.

4.

Dodge & Cox is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (1934 Act), for a Fund and/or other accounts, if any, for which Dodge & Cox exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions as to which fixed minimum commission rates are not applicable (sometimes referred to as “soft dollar” arrangements). Such allocation may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Dodge & Cox determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or with Dodge & Cox’s overall responsibilities with respect to a Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, Dodge & Cox is not required to place or attempt to place a specific cash (i.e., “hard dollar”) value on the research or execution services of a broker or on the portion of any commission reflecting brokerage or research services. In demonstrating that such determinations were made in good faith, Dodge & Cox will be prepared to show that all commissions were allocated and paid for purposes contemplated by a Fund’s brokerage policy; that commissions were paid only for products or services which provide lawful and appropriate assistance to Dodge & Cox in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range.

The determination that commissions are within a reasonable range will be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, and will also take into account a Fund’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to a Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research services which are provided to Dodge & Cox are useful to Dodge & Cox in performing its advisory services under its Investment Management Agreement with a Fund. Research services provided by brokers to Dodge & Cox are considered to be in addition to, and not in lieu of, services required to be performed by Dodge & Cox under its Investment Management Agreement. Research furnished by brokers through whom a Fund effects securities transactions may be used by Dodge & Cox for any of its accounts, and not all such research may be used by Dodge & Cox for the Funds.

The research services received by Dodge & Cox may be produced by the brokers effecting the trade (“proprietary research”), or by a third party broker that is not involved in effecting the trade (“third party research”). Research services received by Dodge & Cox include, without limitation, information on the economy, industries, groups of securities, and individual companies; statistical information and databases; accounting and tax law interpretations; political developments; legal and regulatory developments affecting portfolio securities; pricing and appraisal services; industry consultants; issuer disclosure services; credit, risk measurement, and performance analysis; and analysis of corporate responsibility issues. Research services may also include providing opportunities to meet with company executives, which allows Dodge & Cox analysts to gather information about a specific company, industry, or sector and to directly evaluate the strengths and weaknesses of an issuer’s management team.

The receipt of investment research and information and related services permits Dodge & Cox to supplement its own research and analysis and makes available to Dodge & Cox the views and information of individuals and research staffs of other firms, including persons having special expertise on certain companies, industries, areas of the economy, market factors, or other areas.

Research services are subject to internal analysis before being incorporated into Dodge & Cox’s investment process.

Dodge & Cox may use brokerage commissions to acquire research and related services from third party vendors and brokers through commission-sharing arrangements (CSAs). CSAs are agreements between an investment adviser and a broker in which the executing broker allocates a portion of brokerage commissions to a “commission pool,” which can be used to acquire third party research from another broker. Dodge & Cox may also use “step-outs” or similar transactions with brokers. In a step-out arrangement, the investment adviser executes a trade through one broker but instructs that broker to step-out all or a portion of the trade to a second broker that provides research and/or brokerage services to Dodge & Cox. This second broker will clear and settle, and receive commissions for, the stepped-out portion of the trade.

Dodge & Cox may also use hard dollars out of its own assets to pay for third party research.

5.

Purchases and sales of portfolio securities within the United States other than on a securities exchange will be executed with primary market makers acting as principal except where, in the judgment of Dodge & Cox, better prices and execution may be obtained on a commission basis or from other sources.

Insofar as known to management, no Trustee or officer of the Trust, nor Dodge & Cox or any person affiliated with any of them, has any material direct or indirect interest in any broker employed by or on behalf of a Fund. There is no fixed method used in determining which brokers receive which order or how many orders.

Periodically Dodge & Cox reviews the current commission rates and discusses the execution capabilities and the services provided by the various brokers Dodge & Cox is utilizing in the execution of orders. Research services furnished by the brokers through whom Dodge & Cox effects security transactions for a Fund may be used in servicing some or all of Dodge & Cox’s accounts, however, all such services may not be used by Dodge & Cox in connection with a Fund. Aggregate brokerage commissions, excluding underwriting concessions, paid by Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund and Balanced Fund during the last three years were as follows:

	2017	2016	2015
Dodge & Cox Stock Fund	$5,762,608	$6,070,641	$8,000,224

Dodge & Cox Global Stock Fund	2,198,640	1,930,805	1,789,426

Dodge & Cox International Stock Fund	16,960,273	20,018,279	22,502,148

Dodge & Cox Balanced Fund	1,047,404	1,106,196	1,344,455

Changes to brokerage commissions paid by the Funds are attributable to a number of factors, including changes in assets under management, cash flows, portfolio turnover, and the proportion of shares traded electronically or in ADR form. It is not possible to identify a single factor as the primary cause.

In 2017, Dodge & Cox Stock Fund, Global Stock Fund, International Stock Fund, and Balanced Fund paid brokerage commissions of $5,729,737, $2,198,575, $16,960,273, and $1,047,218, respectively, from aggregate portfolio transactions of $17,455,234,006, $3,827,738,458, $20,503,199,625, and $3,758,759,940, respectively, to brokers that provided research services.

As of December 31, 2017, Dodge & Cox Funds held the following securities of their regular broker-dealers or parent entities:

	Issuer	Value

Dodge & Cox Stock Fund	Bank of America Corp.	$2,616,307,416
	JPMorgan Chase & Co.	1,776,241,318

Dodge & Cox Global Stock Fund	Bank of America Corp.	193,828,320
	Goldman Sachs Group, Inc.	135,557,796
	Credit Suisse Group AG	100,087,513
	UBS Group AG	64,587,178

Dodge & Cox International Stock Fund	Barclays PLC	1,495,398,284
	UBS Group AG	1,377,364,202
	Credit Suisse Group AG	1,156,661,901

Dodge & Cox Balanced Fund	Wells Fargo & Co.	722,852,675
	JPMorgan Chase & Co.	592,289,628
	Bank of America Corp.	570,013,546
	Goldman Sachs Group, Inc.	282,681,696
	Citigroup, Inc.	190,833,570
	Royal Bank of Scotland Group PLC	57,033,296
	Barclays PLC	23,429,992

Dodge & Cox Income Fund	Bank of America Corp.	1,049,135,179
	Wells Fargo & Co.	681,375,678
	Citigroup, Inc.	611,486,795
	JPMorgan Chase & Co.	392,395,644
	Barclays PLC	295,957,237

Dodge & Cox Global Bond Fund	HSBC Holdings PLC	2,221,841
	JPMorgan Chase & Co.	1,593,809
	Bank of America Corp.	1,553,441
	Citigroup, Inc.	1,480,680
	Barclays PLC	1,456,772
	BNP Paribas SA	1,436,409

Investment decisions for a Fund are made independently from those of the other Funds and other accounts managed by Dodge & Cox. It may frequently develop that the same investment decision is made for more than one account. Simultaneous transactions may often occur when the same security is suitable for the investment objective of more than one account. When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the transactions are averaged as to price and allocated as to amount in accordance with a formula equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or availability of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Fund.

CAPITAL STOCK

The Trust was organized as a Delaware statutory trust in 1998. Each of the six Dodge & Cox Funds is a series of the Trust, and each has a single class of shares. Each share evidences a beneficial ownership interest in a Fund, and there is no limit to the number of shares that may be issued. All shares of a Fund have the same rights as to redemption, dividends, and in liquidation. All shares issued are fully paid and non-assessable, are transferable, and are redeemable at net asset value upon demand of the shareholder. Shares have no preemptive or conversion rights. The Trust is not required to hold annual meetings of shareholders. Three of the Funds existed with a different legal form before they were reorganized as series of the Trust in 1998 following shareholder votes. Dodge & Cox Balanced Fund was established in 1931; Dodge & Cox Stock Fund in 1965; Dodge & Cox Income Fund in 1989; Dodge & Cox International Stock Fund in 2001; Dodge & Cox Global Stock Fund in 2008; and Dodge & Cox Global Bond Fund in 2014.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

The procedures for purchasing and redeeming shares of a Fund are described in the Funds’ Prospectus, which is incorporated herein by reference.

NET ASSET VALUE PER SHARE

The purchase and redemption price of a Fund’s shares is equal to a Fund’s net asset value per share (“NAV”) or share price. A Fund determines its NAV by subtracting a Fund’s total liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities a Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern Time, each day that the NYSE is open for business. The NYSE is closed on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. However, determination of NAV (and subscriptions and redemptions of shares) for a Fund may be suspended when (a) the NYSE is closed, other than customary weekend and holiday closings, (b) trading on the NYSE is restricted, (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (d) a governmental body having jurisdiction over a Fund may by order permit such a suspension for the protection of a Fund’s shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

Trading in securities denominated in foreign currencies and traded on European, African, and Asian securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in non-U.S. securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund’s NAV is not calculated. Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events affecting the value of these foreign securities occur and would have a material effect on a Fund’s NAV, the securities are valued at fair value.

Assets (including investments) and liabilities initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.

PURCHASES-IN-KIND

Dodge & Cox may, at its discretion, permit you to purchase shares of a Fund through the exchange of other securities you own. Any securities exchanged (i) must meet the investment objective, policies and limitations of the Fund; (ii) must have a readily ascertainable market value; (iii) must be liquid; (iv) must not be subject to restrictions on resale; and (v) the market value of any securities exchanged, plus any cash, must be at least $100 million ($25 million with respect only to the Dodge & Cox Income Fund); Dodge & Cox reserves the right to make exceptions to this minimum at its discretion. Dodge & Cox has unlimited discretion to accept or reject any securities submitted for exchange. Fund shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled. The basis of the exchange will depend upon the net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets, and such value will include any interest accrued on the securities prior to their delivery to the Fund. The securities become the property of the Fund as of the date of the exchange, at which time any interest, dividends, subscription, or other rights that are attached to the securities also become the property of the Fund.

REDEMPTIONS-IN-KIND

The Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing a Fund’s NAV (a “redemption-in-kind”). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. In addition, if a Fund pays redemption proceeds with less liquid securities, the redeeming shareholder will bear the risk of not being able to sell such securities. Some shareholders may be paid in whole or in part in securities (which may differ among shareholders), while other shareholders may be paid entirely in cash even with respect to redemptions on the same date. There may be practical limitations on a Fund’s ability to effectuate redemptions in-kind, and it may not be possible for a Fund to exercise its right to redeem a shareholder in-kind under certain circumstances. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

TAXATION OF THE FUNDS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (Code), the regulations promulgated thereunder, and judicial and administrative authorities, all of which are subject to change, which change may be retroactive. You should consult your own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund intends to qualify each year as a regulated investment company under the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more controlled issuers in the same or similar or related trades or businesses, or in certain publicly traded partnerships. As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund’s investment company taxable income (which includes, among other items, dividends, interest, and the excess of any net short-term capital gains over net long-term capital losses) and any net tax-exempt income for the taxable year is distributed. Each Fund intends to distribute substantially all of such income.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends which are generally taxable to shareholders as ordinary income, even if those distributions are attributable (wholly or partly) to net long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must generally distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. Certain deferrals, elections and adjustments may apply in computing a Fund’s taxable income and net gains and in calculating the required distribution under the excise tax.

You need to be aware of the possible tax consequences when:

◾	You sell Fund shares, including an exchange from one Fund to another.
◾	A Fund makes a distribution to your account.

TAXES ON FUND REDEMPTIONS

If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell your Fund shares or exchange them for shares of a different Fund. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them. Your total cost basis is generally the original amount paid for shares in a Fund, plus the value of reinvested dividends and capital gains distributions.

At the time you sell shares from a Fund, you should inform the Fund of your cost selection for tax reporting purposes, or you should specify in advance a standing cost basis method for your account. For tax reporting purposes, the cost basis of shares that you sell must be determined using a method acceptable to the IRS. Such methods include (but are not limited to) the “first in first out” (FIFO) method and the “average cost” method. Unless you specify an alternate cost basis method, the Funds will default to the average cost method when calculating cost basis.

“Covered shares” are generally Fund shares that are acquired on or after January 1, 2012. If you sell or exchange covered shares within a taxable account, the Funds will report the gross proceeds, cost basis, and holding period of the shares sold on Form 1099-B by February 15th. The Funds will also report this information to the IRS. “Non-covered shares” generally are those Fund shares acquired prior to January 1, 2012, or shares transferred into your account without corresponding cost basis information. If you sell or exchange non-covered shares from a taxable account, the Funds will report the gross proceeds to you and to the IRS on Form 1099-B. If the Funds have average cost basis information for the non-covered shares sold, the information will be reported to you on a separate statement mailed along with Form 1099-B. The information on the separate statement is not reported to the IRS. Additional information about cost basis reporting is available at dodgeandcox.com/costbasis.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the acquired shares will be adjusted to reflect the disallowed loss. If you hold Fund shares for six months or less and during that period receive a distribution taxable to you as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

To help you maintain accurate records, the Funds will send you a confirmation immediately following each transaction (except for systematic purchases) and quarterly and year-end statements detailing all transactions in your account during the period.

TAXES ON FUND DISTRIBUTIONS

The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until shareholders withdraw money from them.

Distributions of investment company taxable income are taxable to you, whether paid in cash or reinvested in Fund shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. Holders of a Dodge & Cox Fund, other than the Income Fund, may be able to take such a deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

A portion of the dividends paid to you by a Fund may be qualified dividends subject to a lower maximum tax rate (depending on whether the individual’s income exceeds certain threshold amounts). In general, income dividends from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Distributions of qualified dividends will be eligible for these reduced rates of taxation only if you own your shares for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of any dividend. Dividends from interest earned by a Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to you as long-term gain, regardless of how long you have held Fund shares. Distributions of net capital gains from assets held by a Fund for one year or less will be taxed as ordinary income.

Under recent tax legislation, individuals (and certain other noncorporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships. Currently, there is not a mechanism for RICs to pass through the 20% deduction to shareholders although it is possible that a legislative or regulatory approach to do so may be provided in the future. As a result, in comparison, investors investing directly in REITs or publicly traded partnerships would generally be eligible for the 20% deduction for such taxable income from these investments while investors investing in REITs or publicly traded partnerships indirectly through a Fund would not be eligible for the 20% deduction for their share of such taxable income.

A portion of a Fund’s distributions may be treated as a return of capital to you for federal income tax purposes. In such a case, the return of capital would not be currently taxable, but would instead reduce your tax basis in your Fund shares, which would generally result in an increase in any taxable gain, or a reduction in any taxable loss, on the subsequent sale of your shares.

In February, you will be sent Form 1099-DIV indicating the tax status of any distributions paid to you during the prior year. This information will also be reported to the IRS. You will generally be taxed on distributions you receive from a Fund. If a Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

PASS-THROUGH OF FOREIGN TAX PAYMENTS (DODGE & COX GLOBAL STOCK FUND AND DODGE & COX INTERNATIONAL STOCK FUND)

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce each Fund’s income dividends paid to you. If more than 50% of a Fund’s total assets at the end of a taxable year is invested in foreign securities and the Fund distributes at least 90% of its investment company taxable income, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct your pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions, but such shareholders may be eligible to claim the foreign tax credit. No credit may be claimed by you with respect to Fund shares that you have held less than 16 days during the 31-day period beginning 15 days before the ex-dividend date of any dividend. You will be notified within 60 days after the close of each Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. Under certain circumstances, a Fund may make an investment or take other actions intended to permit the pass-through of foreign tax payments to eligible shareholders; however, tax considerations do not form part of any Fund’s primary investment strategies and no Fund is required to consider the tax consequences of its investments to any particular shareholder or group of shareholders.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to your foreign source taxable income. For this purpose, if the pass-through election is made for a Fund, the source of the Fund’s income flows through to you. Gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuations gains from foreign currency denominated debt securities, and receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Funds. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Funds. If a Fund is not eligible to make the election to “pass through” to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income, and the distributions by the Fund will be treated as United States source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

EFFECT OF FOREIGN CURRENCY GAINS AND LOSSES ON DISTRIBUTIONS (DODGE & COX GLOBAL STOCK FUND, DODGE & COX INTERNATIONAL STOCK FUND, DODGE & COX GLOBAL BOND FUND)

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. (The Funds may elect to treat gains and losses on the disposition of certain foreign currency forward contracts as capital gains and losses.) These ordinary gains and losses generally may increase or decrease the amount of a Fund’s net investment income to be distributed to you as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If foreign currency ordinary losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to you for federal income tax purposes, rather than as an ordinary dividend, reducing your basis in your Fund shares.

FEDERAL TAX TREATMENT OF FOREIGN CURRENCY TRANSACTIONS AND FUTURES

The Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Global Bond Fund may enter into certain foreign currency forward transactions that may be designated as Section 1256 contracts or straddles. All of the Funds may enter into futures contracts which may be treated as Section 1256 contracts. Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of each Fund’s fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). Each Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction or received cash to pay such distributions.

Certain foreign currency transactions that offset a foreign dollar-denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or certain currency positions comprising the straddle will be deemed not to begin until the straddle is terminated.

In order for each Fund to continue to qualify as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gains realized from foreign exchange forward contracts on currencies or certain other foreign currency gains are qualifying income for purposes of the 90% requirement.

TRANSACTIONS IN SWAPS AND OTHER DERIVATIVES

Generally, hedging transactions and certain other derivatives transactions, including options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements, and certain other derivatives to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such derivatives transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets, may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and certain other derivatives.

In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions made by the Fund.

PFIC SECURITIES

A Dodge & Cox Fund, other than the Income Fund, may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. The Fund intends to mark-to-market these securities and recognize any realized or unrealized gains at the end of its fiscal year. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund may be required to distribute, even though it has not sold the securities. There can be no assurance that a Fund will be able to identify all investments that may be classified as PFICs or that it will be able to make the mark-to-market election with respect to all PFICs. In such an event tax and interest charges may be imposed on the Fund with respect to gains and/or certain distributions with respect to securities of such PFIC.

CONSTRUCTIVE SALES

Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed if certain other conditions are met.

MARKET DISCOUNT

If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” Recent tax legislation may, pending further regulatory guidance, require a Fund to accrue market discount currently.

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

TAX EFFECT OF BUYING SHARES BEFORE A CAPITAL GAIN OR INCOME DISTRIBUTION

If you buy shares shortly before or on the “record date” for a Fund distribution—the date that establishes you as the person to receive the upcoming distribution—you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out a Fund’s record date before investing. Of course, a Fund’s share price may, at any time, reflect undistributed capital gains or income. Unless a Fund incurs offsetting losses, these amounts will eventually be distributed as a taxable distribution.

BACKUP WITHHOLDING ON DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND REDEMPTIONS

Each Fund generally will be required to withhold federal income tax (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds otherwise payable to you if (1) you fail to furnish the Fund with your correct taxpayer identification number or social security number, (2) the IRS notifies you or the Fund that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.

OTHER TAXATION

Distributions may be subject to state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of a U.S. tax at a rate of 30% (or a lower treaty rate, if applicable) and that such non-U.S. shareholders may be subject to U.S. estate tax.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and, as of January 1, 2019, on redemption proceeds and certain capital gain dividends paid to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The discussion above and in the Funds’ Prospectus regarding the federal income tax consequences of investing in a Fund have been prepared by Dodge & Cox and do not purport to be complete descriptions of all tax implications of an investment in a Fund. You are advised to consult with your own tax adviser concerning the application of federal, state and local taxes to an investment in a Fund. The Trust’s legal counsel has expressed no opinion in respect thereof.

PRINCIPAL UNDERWRITER

The Trust distributes the shares of the Funds and does not have a principal underwriter.

FINANCIAL STATEMENTS

Please refer to the Dodge & Cox Stock, Global Stock, International Stock, Balanced, Income, and Global Bond Funds’ Financial Statements consisting of the financial statements of each Fund and the notes thereto, and the report of the Independent Registered Public Accounting Firm contained in each Fund’s 2017 Annual Report to Shareholders. The Financial Statements and the report of the Independent Registered Public Accounting Firm (but no other material from the Annual Report) are incorporated herein by reference. Additional copies of the Annual Report may be obtained from a Fund at no charge by writing, visiting the Funds’ website at dodgeandcox.com, or telephoning the Fund (800-621-3979).

APPENDICES

APPENDIX A: RATINGS

A debt obligation rating by Moody’s, Fitch, or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Funds’ Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch and S&P.

Ratings by Moody’s (Moody’s Investors Service)

(from Moody’s Investors Service, Rating Symbols and Definitions, July, 2017)

Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:   Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Global Short-Term Rating Scale

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Ratings by Fitch (Fitch Ratings)

(from Fitch Ratings, Rating Definitions, March, 2018)

Long-Term Ratings Scale — Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC     Substantial credit risk. Default is a real possibility.

CC       Very high levels of credit risk. Default of some kind seems probable.

C

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: an uncured payment default on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D

Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Ratings of Structured Finance, Public Finance, and Global Infrastructure Obligations – Long-Term Rating Scales

Ratings of structured finance obligations, public finance obligations, and infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC     Substantial credit risk. Default is a real possibility.

CC        Very high levels of credit risk. Default of some kind appears probable.

C           Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D     Default. Indicates a default. Default generally is defined as one of the following:

◾	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
◾	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor (and, in the case of public finance and global infrastructure obligations, where payment default on an obligation is a virtual certainty); or
◾	The distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults. “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns. Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to ‘D’.

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Note: Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Short-Term Ratings Scale

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Ratings by S&P (Standard & Poor’s Global Ratings)

(from S &P’s Global Ratings Definitions, June, 2017)

Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S &P’s analysis of the following considerations: the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature and provisions of the financial obligation, and the promise S &P imputes;; the protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S &P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB,

B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S &P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S &P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S &P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES

DODGE & COX FUNDS

PROXY VOTING POLICIES AND PROCEDURES

The Dodge & Cox Funds have authorized Dodge & Cox to vote proxies on behalf of the Dodge & Cox Funds pursuant to the following Dodge & Cox Proxy Voting Policies and Procedures. To the extent issues are not covered by the Dodge & Cox Proxy Voting Policies and Procedures, the Dodge & Cox Funds have authorized Dodge & Cox to vote proxies in its absolute discretion after taking into consideration the best interests of the Dodge & Cox Funds and its shareholders.

The following Proxy Voting Policies and Procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of six series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund, collectively, the “Funds”), Dodge & Cox Worldwide Funds plc, a UCITS umbrella fund registered in Ireland and consisting of four sub-funds (Dodge & Cox Worldwide Funds plc – Global Stock Fund, Dodge & Cox Worldwide Funds plc – International Stock Fund, Dodge & Cox Worldwide Funds plc – U.S. Stock Fund, and Dodge & Cox Worldwide Funds plc – Global Bond Fund), as well as individuals, corporations, and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act, and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff. Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or as otherwise agreed with Dodge & Cox). To the extent issues are not covered by the Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.).

GENERAL POLICY

Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios. Dodge & Cox normally votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox voted and will continue to vote based on its principle of maximizing shareholder value, as described above.

PROXY DECISION-MAKING PROCESS

All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate. Proxies are also reviewed by a securities analyst when deemed appropriate by the Proxy Officer or delegate. The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (which generally consists of the Proxy Officer, securities analysts, a subset of the firm’s investment committees, and members of the Legal, Compliance, and Operations Departments) when necessary. Issues that are not clearly covered by these guidelines are reviewed by members of the Proxy Policy Committee who then decide on an appropriate vote or recommend further review by the relevant investment committee.

To assist Dodge & Cox with its research and decision-making process and to help Dodge & Cox stay abreast of current issues, it has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients. Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client. Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations. The Proxy Officer or delegate is responsible for: (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts when deemed appropriate for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.

LIMITATIONS RELATING TO PROXY VOTING

While Dodge & Cox uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. For example, when a client has loaned securities to a third party, such securities are generally not available for proxy voting. Dodge & Cox may also be prohibited from voting certain shares or required to vote in proportion to other shareholders under applicable U.S. or non-U.S. regulatory requirements or company governance provisions.

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among non-U.S. markets in which the Funds may invest. Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Some non-U.S. markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling importance, Dodge & Cox will generally not subject the Dodge & Cox Funds to the loss of liquidity imposed by these requirements. Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of non-U.S. securities if Dodge & Cox does not receive information about the meeting in time to vote the proxies or does not meet the requirements necessary to vote the securities. The costs of voting (e.g., custodian fees, vote agency fees) in non-U.S. markets may be substantially higher than for U.S. holdings. As such, Dodge & Cox may limit its voting of non-U.S. holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

PROXY VOTING GUIDELINES

PLEASE NOTE: The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues. These examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and actual proxy votes may differ from the guidelines presented here. It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.

I.	Routine Business

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the items below and other routine issues when adequate information on the proposal is provided. Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.

A.	Approval of Auditors (unless a change is not satisfactorily
explained) and Compensation in Line with Prevailing Practice.

B.	Change Date and Place of Annual Meeting (if not associated with a takeover).

C.	Change in Company Name.

D.	Approval of Financial Statements.

E.	Payment or Distribution of Dividends.

F.	Related Party Transactions.

G.	Other Business (domestic companies).

H.	Other Business (non-U.S. companies).

Dodge & Cox will typically vote against other business proposals in non-U.S. markets, as it varies by market what can legally be covered under other business and it cannot be known, when voting by proxy, whether the items raised under other business would be beneficial to shareholders.

I.	Amend Bylaws / Articles of Association to Bring in Line with Changes in Local Laws & Regulations.

Dodge & Cox will generally support the amending of an issuer’s bylaws / articles of association to bring them in line with local laws and regulations, however, Dodge & Cox will vote against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

II.     Capitalization / Reorganization

A.	Issuance of Securities to Meet Ongoing Corporate Needs.

B.	Approve Stock Split.

C.	Share Repurchase Authorization.

D.	Cancel Treasury Shares (in connection with a Share Repurchase Program).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and similar issues.

E.	Issuance of Blank Check Preferred.

Dodge & Cox supports management’s ability to raise capital to meet ongoing business needs. However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value. A company can issue and place large blocks of stock in “friendly” hands to thwart or deter an unwanted takeover. Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense or carry special voting rights.

F.	Reincorporation.

Dodge & Cox generally supports management’s decision to reincorporate in another location for reasons other than to prevent takeover attempts.

III.    Compensation

A.	Compensation, Stock Option, Employee Stock Purchase Plans, and Savings Plans that are Generally in Line with Prevailing Practice.

Dodge & Cox typically supports measures which enable companies to attract and retain key employees and directors. Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value. Dodge & Cox uses two independent proxy research firms which provide research on proxy issues as a source to help determine the dilutive effects of each plan. Dodge & Cox favors plans which reward long-term performance and align management and shareholders’ interests.

B.	Golden Parachutes / Severance Agreements.

Provisions for “golden parachutes” and severance agreements are evaluated on a case-by-case basis using internal standards. Dodge & Cox generally supports golden parachutes when it believes that they will enable the company to attract and retain key executives.

C.	Claw-Back of Incentive Compensation.

Dodge & Cox typically votes against shareholder claw-back proposals where the company has an existing claw-back policy. Proposals will be reviewed on a case-by-case basis where the company has not previously adopted a claw-back policy. In evaluating claw-back shareholder proposals, Dodge & Cox will consider whether the company has a history of financial restatements, material financial problems, and any other factors deemed relevant.

D.	Advisory Votes on Compensation.

Dodge & Cox typically supports management’s discretion to set compensation for executive officers and will generally vote in favor of the compensation practices of the companies in which it invests so long as Dodge & Cox believes that the plans align management and shareholders’ interests.

E.	Frequency of Advisory Votes on Compensation.

Dodge & Cox believes that management is in the best position to determine how frequently an advisory vote on compensation should appear on a company’s proxy and will typically vote in line with management’s recommendation with regard to such matters. In the absence of a recommendation by management, Dodge & Cox will typically vote to have the advisory vote on compensation appear on a company’s proxy every three years consistent with our long-term investment horizon.

F.	Limit Services of Compensation Consultant.

Dodge & Cox will typically vote against shareholder proposals that seek to limit the services of compensation consultants to strictly performing compensation-related consulting. Such a proposal limits the issuer’s ability to retain consulting services that it believes would be necessary or beneficial to the firm.

IV.    Governance Related

A.	Election of Directors in Uncontested Elections.

B.	Indemnification of Officers and Directors in Line with Prevailing Practice.

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above issues. However, Dodge & Cox will typically vote against the election of a director if insufficient information is provided on the proposed director. When reviewing non-U.S. indemnification proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification for officers and directors.

C.	Board Structure.

There is no optimal size or composition of inside and outside directors that fits every company. Dodge & Cox considers the composition, reputation, and experience of a company’s Board in the process of reviewing the merits of investing in a particular company’s shares. Dodge & Cox prefers that the number of directors cannot be altered without shareholder approval; allowing management to increase or decrease the size of the Board can be used as an anti-takeover defense. Dodge & Cox also prefers that companies have a majority of independent directors and for companies to have compensation and audit committees composed entirely of independent directors. Dodge & Cox will typically vote in favor of the establishment of a nominating committee for the Board of Directors.

D.	Independent Chairman (Separate Chairman / Chief Executive Officer).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chairman and Chief Executive Officer may not be in the best interests of the company or its shareholders. Dodge & Cox typically will vote in accordance with company management on the above issue.

E.	Directors’ Term in Office / Length of Service / Mandatory Retirement Age.

Dodge & Cox believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the Board.

F.	Succession Plans.

Dodge & Cox will generally support non-binding shareholder proposals that encourage companies to adopt a succession plan for senior management, if the company does not currently have a succession plan in place.

G.	Shareholders’ Ability to Remove and Approve Directors.

Dodge & Cox believes that fair and democratic access to the Board is an important factor in increasing the accountability of the Board of Directors to shareholders. Thus, Dodge & Cox would generally support proposals whereby nominations of directors by a shareholder would be included in the proxy statement and ballot. Dodge & Cox would vote against proposals restricting the shareholders’ ability to remove a director, as it could serve to entrench management. Dodge & Cox does not support proposals giving continuing directors the right to fill vacant Board seats without shareholder approval.

H.	Majority of Votes to Elect Directors.

Dodge & Cox will generally support shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the law where the company is incorporated.

I.	Classified Boards / Annual Elections.

Dodge & Cox does not support classified Boards because this makes a change in Board control more difficult to effect, and hence may reduce the accountability of the Board to shareholders.

J.	Cumulative Voting.

Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company.

K.	Directors Required to Own Specified Amount of Company Stock.

Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company’s shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company.

L.	Include Shareholders’ Nominations of Directors in Proxy.

Dodge & Cox generally supports including shareholders’ nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the Board to shareholders. Dodge & Cox will generally consider the proposed requirements for minimum length and percentage of ownership, as well as other governance provisions at the company, when determining how to vote on proxy access proposals. Dodge & Cox will generally support proxy access proposals that include an ownership level and holding period of at least three percent for three years. Dodge & Cox will evaluate proposals with lower ownership thresholds and / or shorter holding periods on a case-by-case basis. Dodge & Cox believes that fair and democratic access to the Board is an important part of increasing accountability.

M.	Retirement Benefits for Non-Employee Directors.

Dodge & Cox typically does not support shareholder proposals which seek to eliminate retirement benefits for non-employee directors. Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified Board members.

N.	Director Compensation.

Dodge & Cox typically does not support shareholder proposals which seek to pay directors partially or solely in stock. Dodge & Cox believes that the Compensation Committee or full Board is best qualified to design compensation packages which will attract, motivate, and retain capable directors.

V.     Anti-Takeover / Business Combinations

Generally, Dodge & Cox does not support those provisions which Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer. Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization. Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and which discourage two-tier offers.

A.	Opt-Out of State Law Business Combination Provisions.

Dodge & Cox generally supports shareholder proposals to “opt-out” of certain state laws designed to deter unwanted takeovers. The corporation can continue to receive the many benefits of incorporation in a particular state, while the “opt-out” removes anti-takeover provisions that may detract from shareholder value.

B.	Fair Price.

While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many Fair Price provisions also give the Board sole discretion in determining the “fair price” of its securities. This determination can be overridden only by a supermajority vote of the shareholders. Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.

C.	Shareholder Rights Proposals / Poison Pills.

Generally, Dodge & Cox supports management’s decision to implement shareholders rights programs because they do not seem to deter or prevent takeovers, but instead provide the Board time to pursue alternatives often resulting in better value for shareholders. Dodge & Cox may vote against a shareholder rights program if local law provides safeguards that allow a company to adequately assess a takeover offer. Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal). In considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:

◾	20% or higher flip-in or flip-over;
◾	Two- to three-year sunset provision;
◾	No dead-hand, slow-hand, no-hand or similar features;
◾

Shareholder redemption feature - if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

D.	Greenmail.

Dodge & Cox does not support the payment of “greenmail,” the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.

E.	Mergers, Acquisitions, and Spin-offs.

Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis. Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value. When Dodge & Cox is in favor of a merger, acquisition or spin-off, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.

F.	Amend Bylaws Without Shareholder Consent.

Dodge & Cox generally opposes proposals giving the Board of Directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.

VI.     Shareholder Rights

A.	Confidential Voting.

Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.

B.	Right to Call Meetings.

Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company’s annual meeting. Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value. Dodge & Cox will generally support shareholder proposals that seek to allow stockholders owning 10 percent or more of the outstanding shares of the company’s common stock to call a special meeting and will consider proposals with thresholds lower than 10 percent on a case-by-case basis.

C.	Shareholder Action by Written Consent.

Dodge & Cox typically supports the right of shareholders to take action by written consent because it facilitates broader corporate governance but will generally consider the minimum consent threshold as well as other governance rights shareholders may have at the company when determining how to vote.

D.	Supermajority.

Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues. By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

E.	Omission of “Irrelevant” Proxy Issues.

Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue. Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management. Dodge & Cox defers to the SEC rules on this matter.

F.	One Share, One Vote.

Dodge & Cox is generally opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management and governance and will review proposals to eliminate a dual class structure on a case-by-case basis.

G.	Electronic Communications to Shareholders.

Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.

H.	Hybrid and Virtual-Only Meetings.

Dodge & Cox will typically support proposals allowing for the convening of hybrid shareholder meetings (meaning those that include both an in-person and “virtual” meetings). Dodge & Cox is generally opposed to virtual only shareholder meetings. Virtual-only meetings may hinder meaningful exchanges between management and shareholders, enable management to avoid uncomfortable questions, and increase the likelihood of marginalizing certain shareholders.

I.	Exclusive Venue.

Dodge & Cox typically supports management’s discretion to select a specific jurisdiction as the exclusive venue for shareholder lawsuits.

VII.  Social / Environmental

Dodge & Cox generally supports management’s decisions regarding a company’s business operations. To the extent not addressed above, Dodge & Cox will review shareholder proposals regarding social and environmental issues on a case-by-case basis and will consider supporting proposals that address material issues that it believes will protect and/or enhance the long-term value of the company.

VIII. Mutual Fund Proxies

A.	Election of Trustees / Directors.

In general, Dodge & Cox has confidence in the abilities and motives of the Board of the mutual funds in which Dodge & Cox invests and typically will vote in support of the proposed nominees in uncontested elections.

B.	Investment Advisory Agreement.

Dodge & Cox votes on investment advisory agreements on a case-by-case basis.

C.	Fundamental Investment Restrictions.

Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D.	Distribution Agreements.

Dodge & Cox votes on distribution agreements on a case-by-case basis.

CONFLICTS OF INTEREST

Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company). Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests. Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients and will generally vote pursuant to these Policies and Procedures when conflicts of interest arise. When there are proxy voting proposals that give rise to conflicts of interest and such proposals are not addressed by these Policies and Procedures, the Proxy Policy Committee will consult Dodge & Cox’s Compliance Officer, and senior management. The Proxy Policy Committee, Compliance Officer, and senior management may consult with an independent consultant or outside counsel to resolve material conflicts of interest. Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests.

PROXY VOTING RECORDKEEPING

Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements or proxy meeting information received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s responses to such requests (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision on how to vote or that memorialized the basis for the decision. Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.

Dodge & Cox or its agent will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, Dodge & Cox or its agent will store such records at its principal office.

REVIEW OF POLICIES AND PROCEDURES

These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.

HOW TO OBTAIN DODGE & COX FUNDS PROXY VOTING RECORD

Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at dodgeandcox.com and on the SEC’s website at sec.gov.

DODGE & COX FUNDS

PART C – OTHER INFORMATION

Item 28.	Exhibits:

	(a) 1	Amended and Restated Trust Instrument – incorporated by reference to Post-Effective Amendment No. 87

	(a) 2	Amendment to the Amended & Restated Trust Instrument – incorporated by reference to Post-Effective Amendment No. 91

	(b)	Amended and Restated Bylaws – incorporated by reference to Post-Effective Amendment No. 89

	(d) 1	Investment Management Agreements

Dodge & Cox Balanced Fund – incorporated by reference to Post-Effective Amendment No. 63

Dodge & Cox Stock Fund – incorporated by reference to Post-Effective Amendment No. 63

Dodge & Cox Income Fund – incorporated by reference to Post-Effective Amendment No. 63

Dodge & Cox International Stock Fund – incorporated by reference to Post-Effective Amendment No. 67

Dodge & Cox Global Stock Fund – incorporated by reference to Post-Effective Amendment No. 76

Dodge & Cox Global Bond Fund – incorporated by reference to Post-Effective Amendment No. 87

	(d) 2	Expense Reimbursement Agreement for Dodge & Cox Global Bond Fund – incorporated by reference to Post-Effective Amendment No. 93

	(g)	Amended and Restated Custodian Agreement – incorporated by reference to Post-Effective Amendment No. 87

	(h) 1	Form of Transfer Agency Agreement – incorporated by reference to Post-Effective Amendment No. 63

	(h) 2	Anti-Money Laundering Amendment to Form of Transfer Agency Agreement – incorporated by reference to Post-Effective Amendment No. 70

	(h) 3	Appendix A-1 of Anti-Money Laundering Amendment dated July 5, 2006 to Form of Transfer Agency Agreement – incorporated by reference to Post-Effective Amendment No. 75

	(h) 4	Amendment to Transfer Agency and Service Agreement – filed herewith

	(i)	Opinion and Consent of Legal Counsel to the Funds – incorporated by reference to Post-Effective Amendment No. 87

	(j) 1	Consent of Independent Registered Public Accounting Firm – filed herewith.

	(j) 2	Signatures/Power of Attorney – filed herewith

	(p)	Code of Ethics – filed herewith

	(q) 1	Audited financial statements of Dodge & Cox Global Bond Fund, L.L.C. – incorporated by reference to Post-Effective Amendment No. 86

	(q) 2	Appointment of Agent for Service of Process by Dodge & Cox Global Stock Fund Cayman, Ltd. and Dodge & Cox International Stock Fund Cayman, Ltd. – incorporated by reference to Post-Effective Amendment No. 93

Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Dodge & Cox Global Stock Fund, a separate series of the Registrant, wholly owns and controls Dodge & Cox Global Stock Fund Cayman, Ltd. (“GSF Subsidiary”), an exempt company organized under the laws of the Cayman Islands. The GSF Subsidiary’s financial statements will be included, on a consolidated basis, in the Dodge & Cox Global Stock Fund’s annual and semi-annual reports to shareholders.

The Dodge & Cox International Stock Fund, a separate series of the Registrant, wholly owns and controls Dodge & Cox International Stock Fund Cayman, Ltd.. (“ISF Subsidiary”), an exempt company organized under the laws of the Cayman Islands. The ISF Subsidiary’s financial statements will be included, on a consolidated basis, in the Dodge & Cox International Stock Fund’s annual and semi-annual reports to shareholders.”

Item 30.	INDEMNIFICATION

Section 10.02 of the Trust Instrument provides for indemnification of Trustees of the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustees, officers or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant and Dodge & Cox maintain officers’ and directors’ liability insurance in the amount of $120,000,000 with no deductible for the Trust’s officers and trustees and $1,000,000 deductible for the joint insured entities. An additional “Side A Excess” policy in the amount of $25,000,000 covers additional liabilities of the independent trustees of the Trust.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Dodge & Cox serves as the investment adviser to the Registrant. Dodge & Cox also serves as investment adviser to other pooled investment vehicles and institutional and individual separate accounts. It has no other business activities. Business backgrounds of the principal executive officers and directors of the adviser who also hold positions with the Registrant are included under “Management of the Fund – Officers and Trustees” in Part B of the Registration Statement.

Item 32.	PRINCIPAL UNDERWRITERS

(a)	None. Each series is a no-load, open-end management investment company selling shares directly to the public.

(b)	Not Applicable

(c)	Not Applicable

Item 33.	LOCATION OF ACCOUNTS AND RECORDS

Dodge & Cox 555 California Street, 40th Floor San Francisco, CA 94104
DST Asset Manager Solutions, Inc. 30 Dan Road Canton, MA 02021
State Street Bank and Trust Company
John Adams Building

1776 Heritage Drive
North Quincy, MA 02171

Item 34.	MANAGEMENT SERVICES

Not Applicable

Item 35.	UNDERTAKINGS

Registrant hereby undertakes to furnish to each person, to whom Registrant’s Prospectus is delivered, a copy of the most recent Annual Report to Shareholders of the relevant portfolio upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant Certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Francisco and State of California on the 27th day of April, 2018.

DODGE & COX FUNDS

*By:	/s/ Dana M. Emery
Dana M. Emery President (Principal Executive Officer)

*By:	/s/ Roberta R. W. Kameda
Roberta R.W. Kameda as attorney-in-fact**

Dodge & Cox Funds is organized under an Amended and Restated Trust Instrument dated February 25, 2014. A Restated Certificate of Trust of the Dodge & Cox Funds was filed with the Secretary of State of Delaware on September 8, 2014. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant as provided in the Trust Instrument of the Registrant. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Dana M. Emery Dana M. Emery*	President and Trustee (Principal Executive Officer)	April 27, 2018

/s/ Charles F. Pohl Charles F. Pohl*	Chairman and Trustee	April 27, 2018

/s/ David H. Longhurst David H. Longhurst*	Treasurer (Principal Financial and Accounting Officer)	April 27, 2018

/s/ Caroline M. Hoxby Caroline M. Hoxby*	Trustee	April 27, 2018

/s/ Thomas A. Larsen Thomas A. Larsen*	Trustee	April 27, 2018

/s/ Ann Mather Ann Mather*	Trustee	April 27, 2018

/s/ Robert B. Morris III Robert B. Morris, III*	Trustee	April 27, 2018

/s/ Gary Roughead Gary Roughead*	Trustee	April 27, 2018

/s/ Mark E. Smith Mark E. Smith*	Trustee	April 27, 2018

/s/ John B. Taylor John B. Taylor*	Trustee	April 27, 2018

*By:	/s/ Roberta R. W. Kameda
Roberta R. W. Kameda Secretary as attorney-in-fact**

**	Powers of Attorney filed herewith

DODGE & COX FUNDS

INDEX TO EXHIBITS

(h)4	Amendment to Transfer Agency and Service Agreements

(j)1	Consent of Independent Registered Public Accounting Firm

(j)2	Signatures/Power of Attorney

(p)	Code of Ethics